SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2001.

The six-month period under review was marked by economic uncertainty, falling interest rates and ongoing stock market volatility. A difficult economic and business climate spooked many investors as global economic growth slowed and many domestic corporations announced earnings disappointments and employee layoffs. Gross domestic product (GDP) growth fell sharply from earlier in 2000 as fourth quarter 2000 GDP recorded 1.0% annualized growth, its lowest level in more than five years. In December 2000, due to continuing recessionary signs and financial concerns, the Federal Reserve Board (the Fed) reversed its previous tightening bias, and in January 2001 the Fed began aggressively reducing the federal funds target rate, thus lowering borrowing costs. By April 30, 2001, the Fed had made four separate cuts of one-half percent each. Near period-end, some worries surfaced that the Fed's actions might fuel inflation. Consumer confidence, although falling from 2000 highs, remained surprisingly resilient; however, GDP growth increased to just a 1.3% annual rate for first quarter 2001.

CONTENTS
Shareholder Letter .........         1

Fund Reports

 Franklin Convertible
 Securities Fund ...........         4

 Franklin Equity
 Income Fund ...............        10

 Franklin Global Government
 Income Fund ...............        18

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ...........        26

Financial Highlights &
Statements of Investments ..        32

Financial Statements .......        54

Notes to
Financial Statements .......        59

"... Stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. ..."

Domestic equity markets, following a dismal 2000, particularly for technology-related stocks, continued to experience sometimes severe volatility and relatively poor performance. For the six months ended April 30, 2001, the Dow Jones(R) Industrial Average posted a -1.44% return. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index and Nasdaq Composite Index returned -12.07% and -36.97% during the same time. In a reversal from the previous few years, value stocks generally outperformed growth stocks during the period. For example, the S&P(R) Barra Value Index returned -0.42% compared with the S&P Barra Growth Index's -23.08% plunge for the six-month period.(1)

During the period under review, debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds, which, combined with falling interest rates, pushed up bond prices. For the six months ended April 30, 2001, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 7.29%, while the 10-year Treasury note posted a 4.94% return during the same period.(2)



1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on the The Nasdaq Stock Market(R). The index is market value weighted. The unmanaged S&P Barra Value Index contains S&P 500 Index companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. The unmanaged S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index includes reinvested interest.

High yield bonds performed well in late 2000 and early 2001, then fell significantly before again rallying toward the end of the period.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,



/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY
[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Convertible Preferred Stocks                                               49.3%
Convertible Bonds                                                          40.1%
Common Stocks                                                               1.2%
Short-Term Investments
  & Other Net Assets                                                        9.4%

FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

During the six months ended April 30, 2001, the U.S. economy showed considerable weakness under the strain of excess capacity across a wide range of industries and the rapid drop in demand leading to a rise in inventory levels throughout the economy. With business conditions deteriorating, many companies adjusted their plans accordingly, reducing corporate spending, liquidating inventory and cutting jobs. As corporations amended their business plans to more appropriately reflect then-current and expected future conditions, they revised profit expectations downward, leading to a turbulent period for U.S. equity and bond markets. With an increased likelihood of economic recession, the Federal Reserve Board (the Fed) acted to stimulate the economy by easing the key federal funds target rate on four separate occasions thus far in 2001. Subsequently, financial markets experienced increased volatility, falling significantly before recovering modestly at the end of the period. The market's recovery rally in April came on the hopes that the Fed's interest rate cuts and many corporations' difficult decisions would lead to better supply/demand fundamentals and a resumption of profit growth in the near future.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

Within this environment, Franklin Convertible Securities Fund - Class A delivered a +3.15% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 8, outperforming its benchmark, the Goldman Sachs Bloomberg Convertible 100 Bond Index, which returned -6.81% for the same period. The Fund's performance also compared favorably with the overall equity markets, as measured by the Standard & Poor's 500 (S&P 500) Composite Index and Nasdaq Composite Index, which posted returns of -12.07% and -36.97%.(1)

Contributing to the Fund's strong relative performance were its positions in energy and utility firms, including Devon Energy, a leading oil and gas exploration and production company, and Calpine Corp., a leading developer and operator of power generation facilities throughout the U.S. In addition to the favorable industry fundamentals benefiting these companies, the Fund's convertible preferred holdings offered attractive income, along with appreciation potential from any increases in the underlying common stock's value. The cable industry also experienced generally strong performance during the period. For example, Fund holdings Charter Communications and Cox Communications benefited from cable companies' defensive nature arising

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Newfield Financial Trust I                                               3.3%
Energy Minerals

Duke Energy Corp.                                                        3.1%
Utilities

Weatherford
International Inc.                                                       2.7%
Industrial Services

United Rentals Trust I                                                   2.6%
Commercial Services

Credit Suisse First Boston NY
into Sun Microsystems                                                    2.4%
Electronic Technology

TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Affiliated Computer Services                                              3.1%
Technology Services

Adelphia
Communications Corp.                                                      2.9%
Consumer Services

COR Therapeutics Inc.                                                     2.0%
Health Technology

Lattice Semiconductor Co.                                                 1.9%
Electronic Technology

Ivax Corp.                                                                1.8%
Health Technology


1. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs Bloomberg Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal dollar-weighted basis. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value weighted. The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/00 - 4/30/01

                                                       DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                              CLASS A             CLASS C
--------------------------------------------------------------------------------
November                                           6.25 cents        5.35 cents

December                                          14.25 cents*      13.23 cents*

January                                            6.25 cents        5.23 cents

February                                           6.25 cents        5.23 cents

March                                              6.25 cents        5.28 cents

April                                              6.25 cents        5.28 cents
--------------------------------------------------------------------------------
TOTAL                                             45.50 CENTS       39.60 CENTS

* Includes an additional 8.0 cent distribution to meet excise tax requirements.

from the strong recurring subscriber payments, as well as increasing growth opportunities from the introduction of enhanced services such as digital cable, video-on-demand and high-speed data access.

We attribute the Fund's outperformance relative to its peers during the reporting period to our strategy of maintaining a balanced portfolio of convertible securities that we believe offer the appropriate combination of upside participation, current income and downside support. Looking forward, the Fund is well-positioned, in our opinion, to take advantage of the domestic convertible securities market's favorable outlook. The fixed income nature of convertible securities provides current income and reduced volatility relative to the underlying equities, given the downside protection convertible securities offer. In addition, the conversion option provides the ability to participate in future common stock price appreciation.




/s/ Edward B. Jamieson
Edward B. Jamieson




/s/ Edward D. Perks
Edward D. Perks
Portfolio Management Team
Franklin Convertible Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.70         $15.23    $15.93
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.4550
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.1305


CLASS C                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.69         $15.17    $15.86
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.3960
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.0715

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.15%    +8.72%    +77.13%   +270.26%
Average Annual Total Return(2)            -2.77%    +2.48%    +10.80%    +13.31%
Avg. Ann. Total Return (3/31/01)(3)                 -5.71%     +9.83%    +12.81%

Distribution Rate(4)                             4.64%
30-Day Standardized Yield(5)                     3.67%

                                                                       INCEPTION
CLASS C                                 6-MONTH    1-YEAR    5-YEAR    (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +2.83%    +7.96%    +70.65%    +86.52%
Average Annual Total Return(2)           +0.86%    +5.87%    +11.06%    +11.61%
Avg. Ann. Total Return (3/31/01)(3)                -2.59%    +10.10%    +10.44%

Distribution Rate(4)                             4.14%
30-Day Standardized Yield(5)                     3.14%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY

[PYRAMID GRAPHIC]


FRANKLIN EQUITY INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended April 30, 2001, experienced marked reversals from earlier in 2000. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000. The Fed responded by embarking on an unprecedented program in 2001 of easing short-term interest rates by half of one percent on four separate occasions during the first four months of 2001. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 (S&P 500) Composite Index declined 2% in the fourth quarter versus an average 15.6% increase during the first three quarters.(1) Consensus estimates project lower year-over-year earnings for the first half of 2001, with very modest growth for the final six months of the year. Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends,



1. Source: Baseline.

   The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 40.

"old economy" value stocks benefited as investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Growth Index experienced a -25.83% return for the six months ended April 30, 2001, while the Russell 3000 Value Index, the Fund's benchmark, returned 0.78% for the same period.(2) Within this environment, Franklin Equity Income Fund - Class A posted a +3.71% six-month cumulative total return, as shown in the Performance Summary beginning on page 16. This performance compares favorably with the -0.23% total return of the Lipper Equity Income Funds Objective Average, which was composed of 214 funds on April 30, 2001.(3)

The Fund's outperformance relative to its benchmark during the six months under review can be attributed largely to its positioning in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs) in 2000 and the Fund's gradual shift to more cyclical investments, such as technology and basic materials, toward the end of the reporting period. The Fund maintains a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector



2. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Lipper Inc. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the average may have been different if such factors had been considered.

TOP 5 INVESTMENT INDUSTRIES
Franklin Equity Income Fund
4/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                    13.2%

Communications                                                             11.0%

Consumer Non-Durables                                                       7.9%

Health Technology                                                           7.5%

Electronic Technology                                                       7.5%

weighting. Bank stock valuations appeared compelling during the period; however, we remained cautious on the industry because of credit quality concerns related to consumer debt and problems in the telecommunications and technology areas. Accordingly, during the period we sold our holdings in what we viewed as weaker positioned banks. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Arthur J. Gallagher after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted relative to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits on strength from companies such as Abbott Labs, American Home Products, Baxter International, GlaxoSmithKline, and Johnson & Johnson. The overall group subsequently sold off during first quarter 2001, and we took advantage of the weakness to add to or establish positions in leading companies such as Merck, Pharmacia and Schering-Plough. In our opinion, the group's valuations were relatively inexpensive given their earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, McDonald's and ConAgra because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and valuations for many of these companies were approaching historical lows at period-end. New positions include Black & Decker and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/01

COMPANY                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Verizon Communications                                                  2.2%
Communications

Fleet Boston Financial Corp.                                            2.0%
Finance

Conoco Inc., B                                                          2.0%
Energy Minerals

Freddie Mac                                                             1.6%
Finance

AT&T Corp.                                                              1.6%
Communications

Pharmacia Corp.                                                         1.6%
Health Technology

R.J. Reynolds Tobacco                                                   1.5%
Holdings Inc.
Consumer Non-Durables

Philip Morris Cos. Inc.                                                 1.5%
Consumer Non-Durables

J.P. Morgan Chase & Co.                                                 1.5%
Finance

McGraw-Hill Companies Inc.                                              1.4%
Commercial Services

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/00 - 4/30/01

                                                  DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
November                              4.30 cents      3.26 cents     3.18 cents

December                              5.80 cents*     4.53 cents*    4.50 cents*

January                               4.30 cents      3.03 cents     3.00 cents

February                              4.30 cents      3.03 cents     3.00 cents

March                                 4.30 cents      3.10 cents     3.04 cents

April                                 3.24 cents      2.04 cents     1.98 cents
--------------------------------------------------------------------------------
TOTAL                                26.24 CENTS     18.99 CENTS    18.70 CENTS


*Includes an additional 1.50 cent distribution to meet excise tax requirements.



We increased the Fund's overall investments in electronic technology and services during the reporting period. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer and convertible securities of Sanmina, BEA Systems, Lattice Semiconductor and Siebel Systems. The convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 16.8% of the Fund's total net assets compared with 10.9% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of April 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average.

Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 39 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



/s/ Frank M. Felicelli
Frank M. Felicelli



/s/ Derek M. Taner
Derek M. Taner
Portfolio Management Team
Franklin Equity Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.84     $19.82

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.2624
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6891

CLASS B                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.78     $19.76

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1899
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6166

CLASS C                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.79     $19.77

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1870
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6137

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.71%    +17.43%   +79.43%   +251.05%
Average Annual Total Return(2)            -2.26%    +10.69%   +11.09%    +12.71%
Avg. Ann. Total Return (3/31/01)(3)                  +6.71%   +10.10%    +12.27%

Distribution Rate(4)                                                       1.85%
30-Day Standardized Yield(5)                                               2.13%

                                                            INCEPTION
CLASS B                                           6-MONTH     1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +3.33%     +16.60%    +17.95%
Average Annual Total Return(2)                     -0.67%     +12.60%     +6.16%
Avg. Ann. Total Return (3/31/01)(3)                            +8.33%     +4.19%

Distribution Rate(4)                                                       1.24%
30-Day Standardized Yield(5)                                               1.55%


                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR   (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.32%    +16.61%   +72.75%   +88.40%
Average Annual Total Return(2)            +1.29%    +14.45%   +11.33%   +11.82%
Avg. Ann. Total Return (3/31/01)(3)                 +10.27%   +10.35%   +11.06%

Distribution Rate(4)                                                       1.19%
30-Day Standardized Yield(5)                                               1.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN GLOBAL GOVERNMENT
INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

This semiannual report for Franklin Global Government Income Fund covers the period ended April 30, 2001. During the six months under review, investors became increasingly confident that U.S. inflation and interest rates would decline, as it became clear the economy's growth was slowing. The decelerating U.S. growth appeared to begin moderating the global economy's expansion, which in turn should lead to lower commodity prices and wages, and thus ease inflationary pressures and allow for lower worldwide interest rates. The U.S. slowdown also seemed to diminish European, Asian and Latin American growth, as U.S. export demand from these countries declined, with the European industrial sector and the Asian high tech sector the most vulnerable to U.S. import reductions. The resulting weakness in final demand led to a gradual increase in inventories. Manufacturing sector weakness and the possibility of further consumer spending reductions resulting from a rapidly increasing household savings rate created concern among investors of a deeper recession. As a result, the U.S.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 47.

Federal Reserve Board (the Fed) responded by reducing the federal funds target rate an aggressive 200 basis points (2.0%) during the first four months of 2001.

Because of the Fed's easing monetary policy, the U.S. Treasury yield curve shifted downward as interest rates fell. The yield curve steepened as rates fell in the short end of the curve while at the same time rising in the long end. The euro benchmark yield curve also steepened during the period, as short-term rates fell based on investor expectations of European Central Bank interest rate cuts. The long end of the curve remained essentially unchanged, however.

For the six months ended April 30, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI) -- a benchmark index for global bonds -- posted a positive return of 4.09% in local currency terms. However, the JPM GGBI rose by only 2.35% in U.S. dollars during this period, as a result of a stronger U.S. dollar versus the Japanese yen. The J.P. Morgan U.S. Government Bond Index -- a benchmark index for U.S. Treasuries -- posted a positive 5.11% return for the same period.(1)

European bonds rose, as European bond markets generally posted positive returns despite tighter monetary policy across the European continent early in the period. Denmark outperformed, rising 3.90% during the period, while Sweden underperformed the Euroland countries. The Japanese index rose 4.15% during the period. In March, the Bank of Japan (BOJ)



1. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Global Government Bond Index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index is unhedged and includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The unmanaged J.P. Morgan U.S. Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The indexes do not include reinvested distributions.

announced they were going to reduce the target rate banks charge each other on overnight loans to near zero from 0.15%. At the same time, the BOJ also announced they would change the way they guided interbank rates. The BOJ will now push down the rates by pumping more money into the market through standard money market operations and also have local banks increase the amount of reserves they are required to hold at the central bank. The Australian and New Zealand bond markets outperformed most global bond markets in local terms during the period.

The emerging bond market provided positive returns during the period, mostly because of the Fed's easing monetary policy, which has historically made higher yielding bonds such as emerging market bonds more attractive. Thus, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 5.84% during the period under review. Within this index, Nigeria was the best performer with a 34.29% price return for the six-month period. Other countries generating relatively high positive price returns were Colombia, which rose 18.70%, the Ivory Coast (13.89%) and Russia (13.17%). The only exceptions to this positive performance were Turkey (-5.38%) and Argentina (-0.70%).(2)

Bond prices remained volatile, however, as a result of political and economic uncertainty in Argentina and Turkey. The political coalitions governing both countries became severely weakened under the social pressure resulting from nearly three years of Argentina's economic recession and Turkey's banking failures and public sector corruption. The lack of political cohesion led to investor concerns regarding these governments' abilities to implement policies necessary to receive International Monetary



2. Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index is unmanaged and does not include reinvested interest.

Fund (IMF) financing and meet debt service payments. The resulting capital outflows, as nervous investors withdrew assets, led Argentine President De La Rua and Turkish Prime Minister Bulent Ecevit to restructure their ministerial cabinets, including the appointment of new economy ministers. Since then, both governments have introduced new economic programs with IMF support.

PORTFOLIO NOTES

During the period under review, Franklin Global Government Income Fund attempted to maximize its return by allocating approximately 65%-70% of its assets to intermediate- and long-term bonds in the industrial markets and approximately 30%-35% of its assets to the most liquid bonds available in the emerging markets. The Fund's managers believed this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility. The Fund's emerging market country positions added positively to its performance during the period, as such bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed only moderately during the period. The North American and European weightings stood at 20.8% of total net assets (from 26.3% at the beginning of the period) and 42.2% (from 34.9%) at period-end. In North America, we decreased slightly the allocation to the U.S. from 18.9% of total net assets on October 31, 2000, to 18.0% by the end of the period. We changed the country weightings within Europe during the period, adding to positions in France, Germany, Italy and Belgium, while reducing our Netherlands, Denmark and U.K. holdings. Away from these two regions, the Fund also sold off its Argentina allocation and added slightly to its Turkish holdings, as that country's political crisis subsided.

COUNTRY DISTRIBUTION
Franklin Global Government
Income Fund
Based on Total Net Assets

                                                               4/30/01  10/31/00
--------------------------------------------------------------------------------
U.S.                                                            18.0%    18.9%

Germany                                                         11.0%    8.4%

Brazil                                                          9.7%     10.3%

Venezuela                                                       7.4%     7.2%

Italy                                                           7.3%     4.8%

France                                                          5.8%     3.6%

Turkey                                                          4.7%     2.7%

Mexico                                                          4.5%     4.4%

Australia                                                       4.2%     4.2%

Belgium                                                         4.0%     2.0%

South Korea                                                     3.5%     3.6%

U.K.                                                            3.4%     4.3%

Netherlands                                                     3.2%     3.7%

Sweden                                                          3.1%     3.3%

Canada                                                          2.8%     7.4%

Spain                                                           2.7%     2.6%

New Zealand                                                     2.2%     2.1%

Denmark                                                         1.7%     2.2%

Panama                                                          0.8%     0.8%

Argentina                                                       0.0%     3.5%

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/00-4/30/01

                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                   CLASS A       CLASS C         ADVISOR
--------------------------------------------------------------------------------
November                                5 cents      4.67 cents      5.07 cents
December                                5 cents      4.72 cents      5.09 cents
January                                 5 cents      4.72 cents      5.08 cents
February                                5 cents      4.72 cents      5.07 cents
March                                   5 cents      4.68 cents      5.09 cents
April                                   5 cents      4.68 cents      5.07 cents
--------------------------------------------------------------------------------
TOTAL                                  30 CENTS     28.19 CENTS     30.47 CENTS



OUTLOOK

We believe global inflation and economic growth will remain supportive of bond prices, because inflation will likely decline as oil prices and wages decrease with the slower economy. Economic growth is expected to remain positive, however, as most major central banks seek to reduce market interest rates and provide a monetary stimulus. Fiscal stimulus should also support medium- to long-term economic growth, as tax cuts come into effect in the U.S. and Europe. This represents a positive environment for high quality bonds, which makes the management team optimistic regarding the Fund's outlook.

We further believe the Fund's emerging market positions should continue to offer attractive return opportunities going forward. The global economic slowdown and subsequent interest rate reductions are expected to stimulate an economic recovery and result in higher demand for emerging markets exports. Moreover, an increase in corporate profitability due to the economic recovery should result in lower yield spreads and, hence, a rise in emerging market bond prices.



/s/ Thomas J. Dickson

Thomas J. Dickson



[Signature of Umran Demirors]

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL GOVERNMENT INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.00        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3000

CLASS C                                      CHANGE       4/30/01      10/31/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.01        $6.99

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.2819

ADVISOR CLASS                                CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.03        $7.01        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3047

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.58%    +4.67%    +23.04%    +74.67%
Average Annual Total Return(2)          +0.13%    +0.26%     +3.33%     +5.28%
Avg. Ann. Total Return (3/31/01)(3)               -2.14%     +3.58%     +5.45%

Distribution Rate(4)                         8.21%
30-Day Standardized Yield(5)                 6.67%

                                                                      INCEPTION
CLASS C                                6-MONTH    1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.31%    +4.13%    +20.10%    +33.78%
Average Annual Total Return(2)          +2.28%    +2.18%     +3.53%     +4.80%
Avg. Ann. Total Return (3/31/01)(3)               -0.51%     +3.73%     +4.87%

Distribution Rate(4)                         7.93%
30-Day Standardized Yield(5)                 6.35%

ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.79%    +4.81%    +24.68%    +76.99%
Average Annual Total Return(2)          +4.79%    +4.81%     +4.51%     +5.88%
Avg. Ann. Total Return (3/31/01)(3)               +2.29%     +4.76%     +6.05%

Distribution Rate(4)                         8.68%
30-Day Standardized Yield(5)                 7.08%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.58% and +2.78%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND



FUND CATEGORY
[PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------


During the six months ended April 30, 2001, domestic economic growth slowed considerably. Fourth quarter 2000 annualized gross domestic product (GDP) recorded a weaker than expected 1.0% annualized rate, the slowest growth in more than five years. The Federal Reserve Board (the Fed) reacted to signs of slowing growth by reversing their previous tightening bias and aggressively reducing the federal funds target rate beginning in January 2001. By the end of the reporting period, the Fed had made reductions totaling 2.0%. First quarter 2001 GDP grew at a 1.3% annualized rate.






The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

Increased stock market volatility during the reporting period led to investors moving out of equities into the relative safety of bonds. The Treasury market enjoyed the greatest run, but other high-quality sectors also benefited. The 2-year Treasury note's yield decreased during the period, from 5.91% on October 31, 2000, to 4.28% on April 30, 2001. The 10-year Treasury note yield fell from 5.75% to 5.34% during the same period. Because bond prices generally move in the opposite direction from interest rates, bond values tended to rise during the period. Within this environment, Franklin Short-Intermediate U.S. Government Securities Fund - Class A provided a +5.11% six-month cumulative total return, as shown in the Performance Summary beginning on page 30.

The six-month reporting period began with the Fund investing primarily in mortgage-backed securities, focusing on 15-year and 7-year mortgages, because they offered a substantial yield advantage over their Treasury counterparts. We also purchased some agency securities and Treasury notes. As the period progressed, we added to the Fund's agency exposure; however, by the end of February 2001, we sold several agency positions and invested in 15-year mortgages because we believed agency issues had become expensive. Through the end of the period, we


PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Mortgage-Backed Securities                      54.9%
Agency Notes                                    31.5%
Short-Term Investments & Other Net Assets       13.6%

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/00-4/30/01

                                                        DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A          ADVISOR
--------------------------------------------------------------------------------
November                                            4.85 cents       4.94 cents
December                                            4.85 cents       4.93 cents
January                                             4.85 cents       4.93 cents
February                                            4.85 cents       4.93 cents
March                                               4.85 cents       4.90 cents
April                                               4.85 cents       4.90 cents
--------------------------------------------------------------------------------
TOTAL                                              29.10 CENTS      29.53 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



continued to reduce our agency allocation and increase our mortgage-backed security exposure because of the greater value we were finding in that sector. We also invested the proceeds from matured bonds in the mortgage-backed securities market.

Looking forward, we are optimistic about Franklin Short-Intermediate U.S. Government Securities Fund. We intend to maintain an average life of between two and five years for the Fund's holdings, seeking to control the portfolio's interest rate sensitivity. We seek to take advantage of the relatively higher yields of mortgage pass-through securities and agency notes by purchasing such securities at what we believe are attractive valuations.



/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                 CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.31         $10.09

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2910

ADVISOR CLASS                           CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.30         $10.08

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2953



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.11%    +9.89%    +32.73%    +80.41%
Average Annual Total Return(2)          +2.76%    +7.40%     +5.34%     +5.83%
Avg. Ann. Total Return (3/31/01)(3)               +7.50%     +5.32%     +5.92%

Distribution Rate(4)                                                     5.52%
30-Day Standardized Yield(5)                                             5.02%


ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.16%   +10.00%    +33.24%    +81.11%
Average Annual Total Return(2)          +5.16%   +10.00%     +5.91%     +6.12%
Avg. Ann. Total Return (3/31/01)(3)              +10.21%     +5.88%     +6.20%

Distribution Rate(4)                                                     5.71%
30-Day Standardized Yield(5)                                             5.24%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.09% and +5.89%.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                           CLASS A
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2001     ----------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  15.93        $  12.75    $  11.75    $  14.74     $  13.45    $  12.73
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................             .36             .75         .61         .62          .64         .61
 Net realized and unrealized gains (losses) ......             .07            3.08        1.03       (1.92)        2.15        1.39
                                                      ------------------------------------------------------------------------------
Total from investment operations .................             .43            3.83        1.64       (1.30)        2.79        2.00
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................            (.45)           (.65)       (.64)       (.65)        (.60)       (.60)
 Net realized gains ..............................            (.68)           --          --         (1.04)        (.90)       (.68)
                                                      ------------------------------------------------------------------------------
Total distributions ..............................           (1.13)           (.65)       (.64)      (1.69)       (1.28)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ...................        $  15.23        $  15.93    $  12.75    $  11.75     $  14.74    $  13.45
                                                      ==============================================================================

Total return(b) ..................................            3.15%          30.51%      14.25%      (9.93)%      22.47%      16.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $177,983        $159,130    $129,908    $170,569     $212,631    $130,951
Ratios to average net assets:
 Expenses ........................................            1.03%(c)        1.05%       1.05%        .98%        1.01%       1.02%
 Net investment income ...........................            4.86%(c)        4.92%       4.92%       4.63%        4.81%       4.79%
Portfolio turnover rate ..........................           91.46%         177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                             CLASS C
                                                       ----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ---------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $ 15.86        $ 12.70     $ 11.70     $ 14.68      $ 13.41     $ 12.71
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................            .31            .64         .51         .51          .54         .51
 Net realized and unrealized gains (losses) .......            .07           3.06        1.04       (1.91)        2.13        1.40
                                                       ----------------------------------------------------------------------------
Total from investment operations ..................            .38           3.70        1.55       (1.40)        2.67        1.91
                                                       ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.40)          (.54)       (.55)       (.54)        (.50)       (.53)
 Net realized gains ...............................           (.68)          --          --         (1.04)        (.90)       (.68)
                                                       ----------------------------------------------------------------------------
Total distributions ...............................          (1.08)          (.54)       (.55)      (1.58)       (1.40)      (1.21)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ....................        $ 15.16        $ 15.86     $ 12.70     $ 11.70      $ 14.68     $ 13.41
                                                       =============================================================================

Total return(b) ...................................           2.83%         29.54%      13.48%     (10.61)%      21.54%      15.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................         $44,910       $35,525     $29,148     $41,533      $35,282     $10,861
Ratios to average net assets:
 Expenses .........................................           1.77%(c)       1.77%       1.80%       1.73%        1.74%       1.79%
 Net investment income ............................           4.16%(c)       4.21%       4.16%       3.93%        4.04%       4.00%
Portfolio turnover rate ...........................          91.46%        177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 1.2%
   Transocean Sedco Forex Inc. (COST $1,888,723) .................................................           50,000     $  2,714,000
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 49.2%
   COMMERCIAL SERVICES 2.6%
   United Rentals Trust I, 6.50%, cvt. pfd., Reg S ...............................................          185,000        5,735,000

   COMMUNICATIONS 5.1%
   Global Crossing Ltd., 6.75%, cvt. pfd. (Bermuda) ..............................................           20,000        2,878,280
   MediaOne Group Inc., 7.00%, cvt. pfd. (into Vodafone Group PLC) ...............................          100,000        3,290,000
   Qwest Trends Trust, 5.75%, cvt. pfd., 144A ....................................................           75,000        5,278,125
                                                                                                                        ------------
                                                                                                                          11,446,405

   CONSUMER SERVICES 4.4%
   Cox Communications Inc., 7.00%, cvt. pfd ......................................................           75,000        4,590,000
   Tribune Co., 2.00%, cvt. pfd. (into AOL-Time Warner Inc.) .....................................           45,000        5,222,813
                                                                                                                        ------------
                                                                                                                           9,812,813
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 2.4%
   Credit Suisse First Boston NY, 10.00%, cvt. pfd. (into Sun MicroSystems Inc.) .................          304,000        5,358,000
                                                                                                                        ------------
   ENERGY MINERALS 6.6%
   Enron Corp, 7.00%, cvt. pfd. (into EOG Resources Inc.) ........................................           75,000        3,052,500
   Kerr-McGee Corp, 5.50%, cvt. pfd. .............................................................           80,000        4,351,200
   Newfield Financial Trust I, 6.50%, cvt. pfd. (into Devon Energy Corp.) ........................          125,000        7,250,000
                                                                                                                        ------------
                                                                                                                          14,653,700
                                                                                                                        ------------
   FINANCE 8.0%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ....................................          115,000        3,062,450
   Equity Office Properties Trust, 5.25%, cvt. pfd., B ...........................................           50,000        2,277,500
   IMC Global/Merrill Lynch, 6.25%, cvt. pfd. ....................................................          155,000        1,852,250
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           30,000        2,745,000
   Sovereign Bancorp Inc., 7.50%, cvt. pfd. ......................................................           60,000        3,780,000
   Washington Mutual Capital Trust I, 5.375%, cvt. pfd. ..........................................           80,000        4,075,000
                                                                                                                        ------------
                                                                                                                          17,792,200
                                                                                                                        ------------
   HEALTH SERVICES 3.1%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           25,000        2,787,500
   Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............................................           50,000        4,115,500
                                                                                                                        ------------
                                                                                                                           6,903,000
                                                                                                                        ------------
   INDUSTRIAL SERVICES 2.7%
   Weatherford International Inc., 5.00%, cvt. pfd. ..............................................          105,000        6,024,374
                                                                                                                        ------------

   PROCESS INDUSTRIES 2.8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           80,000        2,996,000
   International Paper Co., 5.25%, cvt. pfd. .....................................................           75,000        3,346,875
                                                                                                                        ------------
                                                                                                                           6,342,875
                                                                                                                        ------------
   TRANSPORTATION 3.4%
   Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ......................................           70,000        4,004,000
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................           75,000        3,628,125
                                                                                                                        ------------
                                                                                                                           7,632,125
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
   UTILITIES 8.1%
   AES Trust VII, 6.00%, cvt. pfd. ...............................................................           75,000     $  4,612,500
   Calpine Capital Trust III, 5.00%, cvt. pfd., 144A .............................................           65,000        4,883,125
   Duke Energy Corp., 8.25%, cvt. pfd. ...........................................................          236,000        6,867,600
   NRG Energy Inc., 6.50%, cvt. pfd. .............................................................           56,000        1,785,000
                                                                                                                        ------------
                                                                                                                          18,148,225
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $95,824,965) .........................................                       109,848,717
                                                                                                                        ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
   CONVERTIBLE BONDS 40.2%
   COMMUNICATIONS 4.7%
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 (into Viacom Inc.) ............................     $  5,000,000        3,855,425
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,000,000        3,935,000
   XO Communications Inc., cvt., 144A, 5.75%, 1/15/09 ............................................        8,000,000        2,700,160
                                                                                                                        ------------
                                                                                                                          10,490,585
                                                                                                                        ------------
   CONSUMER SERVICES 6.4%
   Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ...........................................        7,000,000        6,475,000
   Charter Communications Inc., cvt., 5.75%, 10/15/05 ............................................        1,000,000        1,223,750
   Charter Communications Inc., cvt., 144A, 5.75%, 10/15/05 ......................................        3,000,000        3,671,250
   Echostar Communications Corp., cvt., 4.875%, 1/01/07 ..........................................        3,000,000        2,797,500
                                                                                                                        ------------
                                                                                                                          14,167,500
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 9.1%
   Ciena Corp., cvt., 3.75%, 2/01/08 .............................................................        2,000,000        1,757,500
   Jabil Circuit Inc., cvt., 1.75%, 5/15/21 ......................................................        2,500,000        2,578,125
   Juniper Networks Inc., cvt., 4.75%, 3/15/07 ...................................................        3,000,000        2,433,750
   Lattice Semiconductor Co, cvt., 4.75%, 11/01/06 ...............................................        3,000,000        4,132,500
   Level 3 Communications Inc., cvt., 6.00%, 9/15/09 .............................................        4,000,000        1,705,000
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 (into Motorola Inc.) ..........................        3,500,000        3,881,250
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,000,000        1,473,750
   Semtech Corp., cvt., 4.50%, 2/01/07 ...........................................................        2,500,000        2,303,125
                                                                                                                        ------------
                                                                                                                          20,265,000
                                                                                                                        ------------
   FINANCE 5.3%
   First American Corp., cvt., 144A, 4.50%, 4/15/08 ..............................................        3,000,000        3,120,000
   JMH Finance Ltd, cvt., 144A, 4.75%, 9/06/07 (into JP Morgan Chase & Co.) (United Kingdom) .....        3,500,000        3,749,375
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02 ..........................................        2,000,000        1,925,000
   Providian Financial Corp., cvt., 3.25%, 8/15/05 ...............................................        3,000,000        3,033,750
                                                                                                                        ------------
                                                                                                                          11,828,125
                                                                                                                        ------------
   HEALTH SERVICES 1.1%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ................................................        2,650,000        2,351,875

   HEALTH TECHNOLOGY 8.1%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        3,125,000        3,027,344
   Aviron, cvt., 5.25%, 2/01/08 ..................................................................        2,400,000        2,436,000
   COR Therapeutics Inc., cvt., 5.00%, 3/01/07 ...................................................        4,000,000        4,430,000

FRANKLIN INVESTORS SECURITIES TRUST

                                                                                                         PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
   CS First Boston Into Bristol Meyer Squibb, cvt., 1.375%, 2/13/08 ..............................     $  2,500,000     $  2,309,375
   Gilead Sciences Inc., cvt., 144A, 5.00%, 12/15/07 .............................................        1,500,000        1,805,625
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                          18,005,844
                                                                                                                        ------------
   PRODUCER MANUFACTURING 1.4%
   Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 .........................................        4,000,000        3,225,000
                                                                                                                        ------------
   TECHNOLOGY SERVICES 4.1%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        4,000,000        7,010,000
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................          500,000          710,000
   Exodus Communications Inc., cvt., 5.25%, 2/15/08 ..............................................        2,000,000        1,320,000
                                                                                                                        ------------
                                                                                                                           9,040,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $87,224,550) ....................................................                        89,373,929
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $184,938,238) 90.6% .........................................                       201,936,646
(a)REPURCHASE AGREEMENT 9.2%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,429,588) (COST $20,427,012) ..       20,427,012       20,427,012
    ABN Amro Inc. (Maturity Value $1,758,694)
    Barclays Capital Inc. (Maturity Value $1,758,694)
    Bear, Stearns & Co. Inc. (Maturity Value $1,004,969)
    BMO Nesbitt Burns Corp. (Maturity Value $1,758,694)
    BNP Paribas Securities Corp. (Maturity Value $1,758,694)
    Chase Securities Inc. (Maturity Value $1,758,694)
    Deutsche Bank Securities (Maturity Value $1,758,694)
    Dresdner Kleinworth Benson, North America LLC (Maturity Value $1,758,694)
    Lehman Brothers Inc. (Maturity Value $1,837,679)
    Morgan Stanley & Co. Inc. (Maturity Value $1,758,694)
    SG Cowen Securities Corp. (Maturity Value $1,758,694)
    UBS Warburg LLC (Maturity Value $1,758,694)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
      Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $205,365,250) 99.8% ...................................................                       222,363,658
   OTHER ASSETS, LESS LIABILITIES .2% ............................................................                           529,634
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $222,893,292
                                                                                                                        ============



(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                         CLASS A
                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)        2000         1999         1998         1997         1996
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  19.82        $  19.20     $  19.93     $  19.31     $  16.41     $  15.19
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .23             .53          .58          .64          .64          .64
 Net realized and unrealized gains ............             .48            1.89          .36         1.42         3.23         1.63
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............             .71            2.42          .94         2.06         3.87         2.27
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.26)           (.52)        (.60)        (.65)        (.64)        (.65)
 Net realized gains ...........................            (.43)          (1.28)       (1.07)        (.79)        (.33)        (.40)
                                                    --------------------------------------------------------------------------------
Total distributions ...........................            (.69)          (1.80)       (1.67)       (1.44)        (.97)       (1.05)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................        $  19.84        $  19.82     $  19.20     $  19.93     $  19.31     $  16.41
                                                   =================================================================================

Total return(b) ...............................            3.71%          14.05%        4.90%       10.96%       24.40%       15.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $365,453        $344,671     $385,968     $428,228     $352,555     $246,952
Ratios to average net assets:
 Expenses .....................................            1.02%(c)        1.04%         .94%         .94%         .97%         .98%
 Net investment income ........................            2.33%(c)        2.94%        2.95%        3.20%        3.62%        4.11%
Portfolio turnover rate .......................           53.73%          69.75%       50.20%       30.65%       29.04%       24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                                         CLASS B
                                                                                       ---------------------------------------------
                                                                                       SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                                                        APRIL 30, 2001    --------------------------
                                                                                         (UNAUDITED)         2000         1999(d)
                                                                                       ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................         $ 19.76         $ 19.16       $ 19.37
                                                                                       ---------------------------------------------
Income from investment operations:
 Net investment income(a) ........................................................             .16             .39           .33
 Net realized and unrealized gains ...............................................             .48            1.88          (.16)
                                                                                       ---------------------------------------------
Total from investment operations .................................................             .64            2.27           .17
                                                                                       ---------------------------------------------
Less distributions from:
 Net investment income ...........................................................            (.19)           (.39)         (.38)
 Net realized gains ..............................................................            (.43)          (1.28)            --
                                                                                       ---------------------------------------------
Total distributions ..............................................................            (.62)          (1.67)         (.38)
                                                                                       ---------------------------------------------
Net asset value, end of period ...................................................         $ 19.78         $ 19.76       $ 19.16
                                                                                       =============================================

Total return(b) ..................................................................            3.33%          13.17%          .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................         $ 8,502         $ 4,509       $ 2,493
Ratios to average net assets:
 Expenses ........................................................................            1.75%(c)        1.78%         1.69%(c)
 Net investment income ...........................................................            1.59%(c)        2.18%         2.03%(c)
Portfolio turnover rate ..........................................................           53.73%          69.75%        50.20%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                            CLASS C
                                                      ------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ----------------------------------------------------------
                                                         (UNAUDITED)         2000        1999        1998        1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $ 19.77          $ 19.14     $ 19.88     $ 19.26     $ 16.38     $ 15.19
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................           .16              .40         .43         .50         .50         .52
 Net realized and unrealized gains ................           .48             1.89         .36        1.41        3.22        1.63
                                                      ------------------------------------------------------------------------------
Total from investment operations ..................           .64             2.29         .79        1.91        3.72        2.15
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................          (.19)            (.38)       (.46)       (.50)       (.51)       (.56)
 Net realized gains ...............................          (.43)           (1.28)      (1.07)       (.79)       (.33)       (.40)
                                                      ------------------------------------------------------------------------------
Total distributions ...............................          (.62)           (1.66)      (1.53)      (1.29)       (.84)       (.96)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ....................       $ 19.79          $ 19.77     $ 19.14     $ 19.88     $ 19.26     $ 16.38
                                                      ==============================================================================

Total return(b) ...................................          3.32%           13.26%       4.11%      10.16%      23.40%      14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $80,980          $73,387     $82,353     $81,078     $45,277     $18,227
Ratios to average net assets:
 Expenses .........................................          1.75%(c)         1.78%       1.69%       1.69%       1.72%       1.73%
 Net investment income ............................          1.60%(c)         2.20%       2.20%       2.45%       2.78%       3.33%
Portfolio turnover rate ...........................         53.73%           69.75%      50.20%      30.65%      29.04%      24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 74.9%

   COMMERCIAL SERVICES 2.4%
   Equifax Inc. ..................................................................................          140,000     $  4,629,800
   The McGraw-Hill Cos. Inc. .....................................................................           99,000        6,413,220
                                                                                                                        ------------
                                                                                                                          11,043,020
                                                                                                                        ------------
   COMMUNICATIONS 8.2%
   ALLTEL Corp. ..................................................................................           75,000        4,095,750
   AT&T Corp. ....................................................................................          319,250        7,112,890
   Centurytel Inc. ...............................................................................          134,600        3,658,428
   SBC Communications Inc. .......................................................................          150,500        6,208,125
   Sprint Corp. (FON Group) ......................................................................          280,000        5,986,400
   Verizon Communications ........................................................................          182,450       10,047,522
                                                                                                                        ------------
                                                                                                                          37,109,115
                                                                                                                        ------------
   CONSUMER DURABLES 3.8%
   The Black & Decker Corp. ......................................................................          130,000        5,181,800
   Brunswick Corp. ...............................................................................          100,000        2,006,000
   Ford Motor Co. ................................................................................           76,638        2,259,288
   General Motors Corp. ..........................................................................           40,000        2,192,400
   Mattel Inc. ...................................................................................          125,000        2,018,750
   Maytag Corp. ..................................................................................          105,000        3,648,750
                                                                                                                        ------------
                                                                                                                          17,306,988
                                                                                                                        ------------
   CONSUMER NON-DURABLES 7.3%
   Clorox Co. ....................................................................................           95,000        3,023,850
   ConAgra Foods Inc. ............................................................................          170,000        3,537,700
   Kimberly-Clark Corp. ..........................................................................           63,000        3,742,200
   Liz Claiborne Inc. ............................................................................          125,000        6,145,000
   Philip Morris Cos. Inc. .......................................................................          138,200        6,925,202
   R.J. Reynolds Tobacco Holdings Inc. ...........................................................          118,700        6,952,259
   UST Inc. ......................................................................................           91,300        2,748,130
                                                                                                                        ------------
                                                                                                                          33,074,341
                                                                                                                        ------------
   CONSUMER SERVICES 3.4%
   Dow Jones & Co. Inc. ..........................................................................           85,000        4,612,950
   H & R Block Inc. ..............................................................................           85,000        4,675,000
   McDonald's Corp. ..............................................................................          110,000        3,025,000
   Royal Caribbean Cruises Ltd. ..................................................................          155,000        3,158,900
                                                                                                                        ------------
                                                                                                                          15,471,850
                                                                                                                        ------------
   DISTRIBUTION SERVICES .2%
   McKesson HBOC Inc. ............................................................................           32,700        1,008,468
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 4.4%
   Compaq Computer Corp. .........................................................................          145,000        2,537,500
   Diebold Inc. ..................................................................................          150,000        4,888,500
   Hewlett-Packard Co. ...........................................................................           95,000        2,700,850
   Nokia Corp., ADR (Finland) ....................................................................          140,000        4,786,600
   PerkinElmer Inc. ..............................................................................           73,000        4,884,430
                                                                                                                        ------------
                                                                                                                          19,797,880
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 7.2%
   BP Amoco PLC, ADR (United Kingdom) ............................................................           85,000     $  4,596,800
   Chevron Corp. .................................................................................           52,900        5,108,024
   Conoco Inc., B ................................................................................          295,131        8,977,885
   Exxon Mobil Corp. .............................................................................           52,717        4,670,726
   Petroleo Brasileiro SA (Petrobras), ADR (Brazil) ..............................................          160,100        4,322,700
   Texaco Inc. ...................................................................................           68,000        4,915,040
                                                                                                                        ------------
                                                                                                                          32,591,175
                                                                                                                        ------------
   FINANCE 12.3%
   A.G. Edwards Inc. .............................................................................           50,000        2,033,500
   Bank of America Corp. .........................................................................           95,000        5,320,000
   Citigroup Inc. ................................................................................           90,000        4,423,500
   Fleet Boston Financial Corp. ..................................................................          239,915        9,205,539
   Freddie Mac ...................................................................................          110,000        7,238,000
   JP Morgan Chase & Co. .........................................................................          143,250        6,873,135
   Lincoln National Corp. ........................................................................           74,000        3,415,840
   St. Paul Cos. Inc. ............................................................................           71,300        3,215,630
   Wachovia Corp. ................................................................................           40,000        2,432,000
   Washington Mutual Inc. ........................................................................          128,000        6,391,040
   Wells Fargo & Co. .............................................................................          120,000        5,636,400
                                                                                                                        ------------
                                                                                                                          56,184,584
                                                                                                                        ------------
   HEALTH TECHNOLOGY 6.0%
   Aventis SA, A, ADR (France) ...................................................................           60,000        4,614,000
   Bristol-Myers Squibb Co. ......................................................................          100,000        5,600,000
   Merck & Co. Inc. ..............................................................................           75,000        5,697,750
   Pharmacia Corp. ...............................................................................          135,000        7,055,100
   Schering-Plough Corp. .........................................................................          115,000        4,432,100
                                                                                                                        ------------
                                                                                                                          27,398,950
                                                                                                                        ------------
   NON-ENERGY MINERALS 1.1%
   Weyerhaeuser Co. ..............................................................................           90,000        5,087,700
                                                                                                                        ------------
   PROCESS INDUSTRIES 1.4%
   Dow Chemical Co. ..............................................................................          189,500        6,338,775
                                                                                                                        ------------
   PRODUCER MANUFACTURING 5.1%
   Avery Dennison Corp. ..........................................................................           60,000        3,364,200
   Emerson Electric Co. ..........................................................................           92,000        6,131,800
   General Electric Co. ..........................................................................           50,000        2,426,500
   Pitney Bowes Inc. .............................................................................          156,400        5,954,148
   TRW Inc. ......................................................................................          140,000        5,384,400
                                                                                                                        ------------
                                                                                                                          23,261,048
                                                                                                                        ------------
   REAL ESTATE 4.2%
   Equity Office Properties Trust ................................................................          210,000        5,995,500
   Equity Residential Properties Trust ...........................................................          111,300        5,842,137
   Glenborough Realty Trust Inc. .................................................................          225,700        3,927,180
   MeriStar Hospitality Corp. ....................................................................          170,000        3,417,000
                                                                                                                        ------------
                                                                                                                          19,181,817
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 3.0%
   Intimate Brands Inc. ..........................................................................          240,000     $  3,840,000
   Sears, Roebuck & Co. ..........................................................................          120,000        4,422,000
   Target Corp. ..................................................................................          135,000        5,190,750
                                                                                                                        ------------
                                                                                                                          13,452,750
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Automatic Data Processing Inc. ................................................................           46,000        2,495,500
   Electronic Data Systems Corp. .................................................................           81,000        5,224,500
                                                                                                                        ------------
                                                                                                                           7,720,000
                                                                                                                        ------------
   UTILITIES 3.2%
   National Fuel Gas Co. .........................................................................           84,600        4,754,520
   Reliant Energy Inc. ...........................................................................           69,400        3,438,770
   TXU Corp. .....................................................................................           97,900        4,303,684
   Vectren Corp. .................................................................................           95,000        2,150,800
                                                                                                                        ------------
                                                                                                                          14,647,774
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $284,273,645) .......................................................                       340,676,235
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 7.7%

   CONSUMER NON-DURABLES .6%
   Estee Lauder Automatic Common Exchange Security Trust II, 6.25%, cvt. pfd. ....................           36,300        2,776,950

   CONSUMER SERVICES 1.7%
   Cox Communications Inc., 7.00%, cvt. pfd. .....................................................           62,500        3,825,000
   MediaOne Group Inc., 7.00%, cvt. pfd. .........................................................          118,400        3,895,360
                                                                                                                        ------------
                                                                                                                           7,720,360
                                                                                                                        ------------
   FINANCE .9%
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           45,000        4,117,500
                                                                                                                        ------------
   HEALTH SERVICES 1.6%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           35,800        3,991,700
   Express Scripts Exchange Trust, 7.00% cvt. pfd. ...............................................           41,200        3,391,170
                                                                                                                        ------------
                                                                                                                           7,382,870
                                                                                                                        ------------
   PROCESS INDUSTRIES .8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           95,000        3,557,750
                                                                                                                        ------------
   TRANSPORTATION 1.1%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................          100,800        4,876,200
                                                                                                                        ------------
   UTILITIES 1.0%
   Duke Energy Corp., 8.25%, cvt. pfd., ..........................................................          160,000        4,656,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,231,929) .........................................                        35,087,630
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 9.1%
   COMMUNICATIONS 2.8%
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ...............................................     $  4,800,000     $  3,726,000
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ...............................................        4,250,000        4,681,587
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,500,000        4,426,875
                                                                                                                        ------------
                                                                                                                          12,834,462
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 3.1%
   Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............................................        2,250,000        3,099,375
   LSI Logic Corp., cvt., 4.25%, 3/15/04 .........................................................          790,000        1,171,175
   LSI Logic Corp., cvt., 4.00%, 2/15/05 .........................................................        1,875,000        1,577,344
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,750,000        2,579,063
   SCI Systems Inc., cvt., 3.00%, 3/15/07 ........................................................        4,750,000        3,835,625
   Siebel Systems Inc., cvt., 5.50%, 9/15/06 .....................................................          750,000        1,583,438
                                                                                                                        ------------
                                                                                                                          13,846,020
                                                                                                                        ------------
   HEALTH TECHNOLOGY 1.5%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        2,900,000        2,809,375
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                           6,806,875
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        3,000,000        5,257,500
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................        1,750,000        2,485,000
                                                                                                                        ------------
                                                                                                                           7,742,500
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $39,590,132) ....................................................                        41,229,857
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $355,095,706) 91.7% .........................................                       416,993,722
                                                                                                                        ------------
(a)REPURCHASE AGREEMENT 7.4%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $33,848,932) (COST $33,844,664) ..       33,844,664       33,844,664
    ABN Amro Inc. (Maturity Value $2,913,907)
    Barclays Capital Inc. (Maturity Value $2,913,907)
    Bear, Stearns & Co. Inc. (Maturity Value $1,665,090)
    BMO Nesbitt Burns Corp. (Maturity Value $2,913,907)
    BNP Paribas Securities Corp. (Maturity Value $2,913,907)
    Chase Securities Inc. (Maturity Value $2,913,907)
    Deutsche Bank Securities (Maturity Value $2,913,907)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,913,907)
    Lehman Brothers Inc. (Maturity Value $3,044,772)
    Morgan Stanley & Co. Inc. (Maturity Value $2,913,907)
    SG Cowen Securities Corp. (Maturity Value $2,913,907)
    UBS Warburg LLC (Maturity Value $2,913,907)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $388,940,370) 99.1% ...................................................                       450,838,386
   OTHER ASSETS, LESS LIABILITIES .9% ............................................................                         4,097,175
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $454,935,561
                                                                                                                        ------------


(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                          CLASS A
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001    ---------------------------------------------------------------
                                                    (UNAUDITED)         2000          1999         1998         1997         1996
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.98         $   7.72      $   8.25     $   8.41     $   8.65     $   8.31
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .26              .56           .58          .60          .60          .61
 Net realized and unrealized gains (losses) ...           .06             (.70)         (.51)        (.15)        (.22)         .33
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .32             (.14)          .07          .45          .38          .94
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.30)            (.29)         (.58)        (.61)        (.62)        (.60)
 Tax return of capital ........................            --             (.31)           --           --           --           --
 Net realized gains ...........................            --               --          (.02)          --           --           --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.30)            (.60)         (.60)        (.61)        (.62)        (.60)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $   7.00         $   6.98      $   7.72     $   8.25     $   8.41     $   8.65
                                                  ==================================================================================

Total return(b) ...............................          4.58%           (1.93)%         .90%        5.57%        4.31%       11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 69,794         $ 69,945      $ 85,004     $110,876     $118,348     $137,626
Ratios to average net assets:
 Expenses .....................................          1.09%(c)         1.12%         1.06%         .96%         .90%         .85%
 Net investment income ........................          7.39%(c)         7.62%         7.28%        7.17%        6.97%        7.68%
Portfolio turnover rate .......................         17.56%          138.13%        61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                            CLASS C
                                                   ---------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)         2000         1999         1998         1997         1996
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $  6.99         $  7.73      $  8.26      $  8.41      $  8.65      $  8.31
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................            .24             .53          .54          .55          .55          .56
 Net realized and unrealized gains (losses) ....            .06            (.71)        (.51)        (.14)        (.22)         .33
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............            .30            (.18)         .03          .41          .33          .89
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           (.28)           (.25)        (.54)        (.56)        (.57)        (.55)
 Tax return of capital .........................             --            (.31)          --           --           --           --
 Net realized gains ............................             --              --         (.02)          --           --           --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................           (.28)           (.56)        (.56)        (.56)        (.57)        (.55)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................        $  7.01         $  6.99      $  7.73      $  8.26      $  8.41      $  8.65
                                                   =================================================================================

Total return(b) ................................           4.31%          (2.43)%        .36%        5.12%        3.74%       11.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $ 4,130         $ 3,383      $ 4,744      $ 5,710      $ 4,473      $ 3,700
Ratios to average net assets:
 Expenses ......................................           1.61%(c)        1.64%        1.59%        1.49%        1.46%        1.40%
 Net investment income .........................           6.88%(c)        7.11%        6.77%        6.64%        6.43%        7.17%
Portfolio turnover rate ........................          17.56%         138.13%       61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                          --------------------------------------------------------------------------

                                                           SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2001    ------------------------------------------------------
                                                             (UNAUDITED)         2000          1999          1998         1997(d)
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  6.98          $  7.73       $  8.26       $  8.41       $  8.71
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................           .27              .59           .59           .62           .49
 Net realized and unrealized gains (losses) ...........           .07             (.73)         (.51)         (.15)         (.28)
                                                          --------------------------------------------------------------------------
Total from investment operations ......................           .34             (.14)          .08           .47           .21
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................          (.31)            (.30)         (.59)         (.62)         (.51)
 Tax return of capital ................................            --             (.31)           --            --            --
 Net realized gains ...................................            --               --          (.02)           --            --
                                                          --------------------------------------------------------------------------
Total distributions ...................................          (.31)            (.61)         (.61)         (.62)         (.51)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................       $  7.01          $  6.98       $  7.73       $  8.26       $  8.41
                                                          ==========================================================================

Total return(b) .......................................          4.79%           (1.94)%        1.03%         5.81%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $    91          $    84       $   694       $   829       $   741
Ratios to average net assets:
 Expenses .............................................           .96%(c)         1.00%          .94%          .85%          .82%(c)
 Net investment income ................................          7.67%(c)         7.80%         7.43%         7.30%         7.08%(c)
Portfolio turnover rate ...............................         17.56%          138.13%        61.50%        49.93%       193.30%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to October 31, 1997.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 95.1%
       AUSTRALIA 4.2%
       Government of Australia, 10.00%, 10/15/07 ..............................            2,438,000  AUD             $ 1,540,194
       Queensland Treasury Corp., 6.50%, 6/14/05 ..............................            2,979,000  AUD               1,576,364
                                                                                                                      -----------
                                                                                                                        3,116,558
                                                                                                                      -----------
       BELGIUM 4.0%
       Kingdom of Belgium:
         8.50%, 10/01/07 ......................................................            1,488,000  EUR               1,553,999
         7.50%, 7/29/08 .......................................................            1,400,000  EUR               1,406,615
                                                                                                                      -----------
                                                                                                                        2,960,614
                                                                                                                      -----------
       BRAZIL 9.7%
       Government of Brazil:
         FRN, 5.6875%, 4/15/09 ................................................            3,717,647                    3,039,176
         14.50%, 10/15/09 .....................................................            1,855,000                    1,966,300
         Series L, cvt., FRN, 5.6875%, 4/15/12 ................................            1,250,000                      887,113
         10.125%, 5/15/27 .....................................................            1,700,000                    1,269,475
                                                                                                                      -----------
                                                                                                                        7,162,064
                                                                                                                      -----------
       CANADA 2.8%
       Government of Canada, 10.00%, 5/01/02 ..................................            3,005,000  CAD               2,059,105
                                                                                                                      -----------

       DENMARK 1.7%
       Kingdom of Denmark, 8.00%, 3/15/06 .....................................            9,357,000  DKK               1,245,333
                                                                                                                      -----------

       FRANCE 5.8%
       Government of France:
         8.25%, 2/27/04 .......................................................            1,279,000  EUR               1,237,193
         8.50%, 10/25/08 ......................................................            2,806,000  EUR               3,019,515
                                                                                                                      -----------
                                                                                                                        4,256,708
                                                                                                                      -----------
       GERMANY 11.0%
       Federal Republic of Germany:
         Series 96, 6.00%, 1/05/06 ............................................            2,914,364  EUR               2,715,753
         Series 97, 6.00%, 1/04/07 ............................................            4,080,109  EUR               3,839,311
       Kreditanstalt Fuer Wiederaufbau, 5.00%, 7/04/11 ........................            1,846,000  EUR               1,592,954
                                                                                                                      -----------
                                                                                                                        8,148,018
                                                                                                                      -----------
       ITALY 7.3%
       Buoni Poliennali del Tesoro, 6.75%, 7/01/07 ............................            1,825,000  EUR               1,757,095
       Government of Italy:
         10.50%, 4/01/05 ......................................................            2,763,040  EUR               2,926,744
         5.00%, 5/01/08 .......................................................              835,000  EUR                 733,976
                                                                                                                      -----------
                                                                                                                        5,417,815
                                                                                                                      -----------
       MEXICO 4.5%
       United Mexican States:
         9.875%, 1/15/07 ......................................................              675,000                      728,663
         8.625%, 3/12/08 ......................................................              565,000                      576,300
         11.375%, 9/15/16 .....................................................            1,760,000                    2,061,840
                                                                                                                      -----------
                                                                                                                        3,366,803
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       NETHERLANDS 3.2%
       Cellco Finance NV, 15.00%, 8/01/05 ......................................         $ 1,300,000                   $  951,438
       Government of Netherlands, 7.75%, 3/01/05 ...............................           1,485,000  EUR               1,447,584
                                                                                                                      -----------
                                                                                                                        2,399,022
                                                                                                                      -----------
       NEW ZEALAND 2.2%
       Government of New Zealand, 8.00%, 11/15/06 ..............................           3,623,000  NZD               1,613,070
                                                                                                                      -----------
       PANAMA .8%
       Republic of Panama, 8.875%, 9/30/27 .....................................             650,000                      578,500
                                                                                                                      -----------
       SOUTH KOREA 3.5%
       Hanvit Bank, 144A, 12.75%, 3/01/10 ......................................             770,000                      793,100
       Republic of Korea, 8.875%, 4/15/08 ......................................           1,660,000                    1,827,046
                                                                                                                      -----------
                                                                                                                        2,620,146
                                                                                                                      -----------
       SPAIN 2.7%
       Government of Spain, 8.80%, 4/30/06 .....................................           1,932,855  EUR               1,992,196
                                                                                                                      -----------
       SWEDEN 3.1%
       Kingdom of Sweden, 10.25%, 5/05/03 ......................................          21,500,000  SEK               2,325,787
                                                                                                                      -----------
       TURKEY 4.7%
       Republic of Turkey:
         Reg S, 10.00%, 9/19/07 ................................................             162,000                      142,155
         12.375%, 6/15/09 ......................................................           1,744,000                    1,569,600
         11.875%, 1/15/30 ......................................................           2,150,000                    1,771,063
                                                                                                                      -----------
                                                                                                                        3,482,818
                                                                                                                      -----------
       UNITED KINGDOM 3.4%
       United Kingdom:
         7.50%, 12/07/06 .......................................................             500,000                      794,773
         8.50%, 7/16/07 ........................................................           1,005,000  GBP               1,683,268
                                                                                                                      -----------
                                                                                                                        2,478,041
                                                                                                                      -----------
       UNITED STATES 13.1%
       FNMA, 5.25%, 1/15/09 ....................................................           3,609,000                    3,474,385
       KFW International Finance Inc., 6.125%, 7/08/02 .........................             221,000                      224,665
       U.S. Treasury Bond, 5.25%, 11/15/28 .....................................           3,364,000                    3,063,988
       U.S. Treasury Note, 7.25%, 8/15/04 ......................................           2,714,000                    2,921,835
                                                                                                                      -----------
                                                                                                                        9,684,873
                                                                                                                      -----------
       VENEZUELA 7.4%
       Republic of Venezuela:
         144A, 9.125%, 6/18/07 .................................................           1,220,000                    1,058,711
         9.25%, 9/15/27 ........................................................           6,430,000                    4,448,755
                                                                                                                      -----------
                                                                                                                        5,507,466
                                                                                                                      -----------
       TOTAL LONG TERM INVESTMENTS (COST $83,650,263) ..........................                                       70,414,937
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)    REPURCHASE AGREEMENT 3.3%
       Dresdner Kleinwort Benson, North America LLC, 4.45%, 5/01/01
         (Maturity Value $2,405,297) (COST $2,405,000)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
         Government Agency Securities .........................................            $2,405,000                 $ 2,405,000
                                                                                                                      -----------
       TOTAL INVESTMENTS (COST $86,055,263) 98.4% .............................                                        72,819,937
       OTHER ASSETS, LESS LIABILITIES 1.6% ....................................                                         1,195,283
                                                                                                                      -----------
       TOTAL NET ASSETS 100.0% ................................................                                       $74,015,220
                                                                                                                      -----------



CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATIONS:
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note


(a)  See Note 1(c) regarding repurchase agreement.

*    The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                     CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001     -------------------------------------------------------------
                                                    (UNAUDITED)          2000          1999        1998         1997         1996
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $  10.09          $  10.11     $  10.46     $  10.29     $  10.28     $  10.35
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                .28               .57          .53          .54          .57          .58
 Net realized and unrealized gains (losses)              .23                --         (.38)         .19          .02         (.08)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                         .51               .57          .15          .73          .59          .50
                                                 ----------------------------------------------------------------------------------
Less distributions from net investment income           (.29)             (.59)        (.50)        (.56)        (.58)        (.57)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period                      $  10.31          $  10.09     $  10.11     $  10.46     $  10.29     $  10.28
                                                 ==================================================================================

Total return(b)                                         5.11%             5.86%        1.51%        7.38%        5.88%        4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $158,353          $141,646     $176,114     $224,132     $192,051     $196,042
Ratios to average net assets:
 Expenses                                                .88%(c)           .85%         .79%         .78%         .78%         .74%
 Net investment income                                  5.54%(c)          5.66%        5.18%        5.24%        5.51%        5.64%
Portfolio turnover rate                                27.97%            56.80%       64.26%       37.70%       40.56%       72.62%

(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                     ADVISOR CLASS
                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2001     ------------------------------------------------------------
                                                     (UNAUDITED)          2000            1999            1998           1997(d)
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $   10.08          $   10.10       $   10.45       $   10.30       $   10.24
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                 .29                .57             .54             .57             .47
 Net realized and unrealized gains (losses)               .23                .01            (.38)            .16             .07
                                                   --------------------------------------------------------------------------------
Total from investment operations                          .52                .58             .16             .73             .54
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income            (.30)              (.60)           (.51)           (.58)           (.48)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period                      $   10.30          $   10.08       $   10.10       $   10.45       $   10.30
                                                   ================================================================================

Total return(b)                                          5.16%              5.97%           1.62%           7.38%           5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $   1,043          $   1,483       $   1,367       $   3,644       $     385
Ratios to average net assets:
 Expenses                                                 .78%(c)            .75%            .69%            .69%            .70%(c)
 Net investment income                                   5.62%(c)           5.76%           5.26%           5.28%           5.35%(c)
Portfolio turnover rate                                 27.97%             56.80%          64.26%          37.70%          40.56%


(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    AGENCY BONDS 31.5%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 12.9%
    5.50%, 5/15/02                                                                       $ 5,000,000                $  5,058,070
    6.52%, 1/02/02                                                                         5,000,000                   5,071,425
    7.00%, 3/15/10                                                                         9,700,000                  10,365,469
                                                                                                                     ------------
                                                                                                                      20,494,964
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 18.6%
    5.75%, 4/15/03                                                                         7,000,000                   7,141,428
    6.19%, 2/19/09                                                                         3,500,000                   3,470,478
    6.625%,10/15/07                                                                       15,000,000                  15,774,974
    7.125%, 3/15/07                                                                        3,000,000                   3,235,935
                                                                                                                     ------------
                                                                                                                      29,622,815
                                                                                                                     ------------
    TOTAL AGENCY BONDS (COST $49,312,037)                                                                             50,117,779
                                                                                                                     ------------
    MORTGAGE BACKED SECURITIES 54.9%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 4.2%
    FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13                                           6,522,862                   6,695,989
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 42.7%
    FNMA 7 year balloon, 6.00%, 4/01/04                                                    9,518,229                   9,684,252
    FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06                                        18,482,552                  18,866,175
    FNMA 15 year, 6.50%, 12/01/08 - 2/01/12                                               14,958,717                  15,181,608
    FNMA 15 year, 7.00%, 7/01/12 - 12/01/14                                                8,755,336                   8,979,565
    FNMA 15 year, 7.50%, 1/01/15 - 3/01/16                                                15,505,532                  15,328,319
                                                                                                                     ------------
                                                                                                                      68,039,917
                                                                                                                     ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.0%
    GNMA 15 year, 6.50%, 10/15/13 - 7/15/14                                                8,314,810                   8,449,213
    GNMA 15 year, 7.50%, 10/15/14 - 12/15/14                                               4,152,498                   4,313,494
                                                                                                                      12,762,707
                                                                                                                     ------------
    TOTAL MORTGAGE BACKED SECURITIES (COST $85,228,606)                                                               87,498,615
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $134,540,643)                                                                  137,616,394
                                                                                                                     ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT 12.9%
    Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,600,218)
      (COST $20,597,620)                                                                 $20,597,620                 $ 20,597,620
      ABN Amro Inc. (Maturity Value $1,773,383)
      Barclays Capital Inc. (Maturity Value $1,773,383)
      Bear, Stearns & Co. Inc. (Maturity Value $1,013,360)
      BMO Nesbitt Burns Corp. (Maturity Value $1,773,383)
      BNP Paribas Securities Corp. (Maturity Value $1,773,383)
      Chase Securities Inc. (Maturity Value $1,773,383)
      Deutsche Bank Securities (Maturity Value $1,773,383)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,773,383)
      Lehman Brothers Inc. (Maturity Value $1,853,028)
      Morgan Stanley & Co. Inc. (Maturity Value $1,773,383)
      SG Cowen Securities Corp. (Maturity Value $1,773,383)
      UBS Warburg LLC (Maturity Value $1,773,383)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                                     ------------
     TOTAL INVESTMENTS (COST $155,138,263) 99.3%                                                                      158,214,014
     OTHER ASSETS, LESS LIABILITIES .7%                                                                                 1,182,129
                                                                                                                     ------------
     NET ASSETS 100.0%                                                                                               $159,396,143
                                                                                                                     ------------


(a)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                    FRANKLIN                               FRANKLIN GLOBAL     SHORT-INTERMEDIATE
                                                   CONVERTIBLE        FRANKLIN EQUITY        GOVERNMENT          U.S. GOVERNMENT
                                                 SECURITIES FUND        INCOME FUND          INCOME FUND         SECURITIES FUND
                                                 ------------------------------------------------------------------------------
Assets:
 Investments in securities:
 Cost .....................................        $184,938,238        $ 355,095,706         $ 83,650,263         $ 134,540,643
                                                 ------------------------------------------------------------------------------
 Value ....................................         201,936,646          416,993,722           70,414,937           137,616,394
Repurchase agreements, at value and cost ..          20,427,012           33,844,664            2,405,000            20,597,620
Cash ......................................                  --                   --                   89                    --
Receivables:
 Investment securities sold ...............           2,531,445            8,572,285                   --                    --
 Capital shares sold ......................           1,711,993              978,570               50,040             1,183,987
 Dividends and interest ...................           1,872,832            1,050,495            1,799,333               921,303
                                                 ------------------------------------------------------------------------------
    Total assets ..........................         228,479,928          461,439,736           74,669,399           160,319,304
                                                 ------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........           4,149,800            5,311,582                   --                    --
  Capital shares redeemed .................           1,118,082              423,375              472,948               712,248
  Affiliates ..............................             198,034              409,216               84,359               106,187
  Shareholders ............................              58,675              215,129               65,647                87,472
Other liabilities .........................              62,045              144,873               31,225                17,254
                                                 ------------------------------------------------------------------------------
    Total liabilities .....................           5,586,636            6,504,175              654,179               923,161
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......        $    312,886        $    (338,526)        $   (382,801)        $      25,599
 Net unrealized appreciation (depreciation)          16,998,408           61,898,016          (13,263,652)            3,075,751
 Accumulated net realized gain (loss) .....           5,980,559           24,684,572           (4,699,373)           (7,635,921)
 Capital shares ...........................         199,601,439          368,691,499           92,361,046           163,930,714
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ==============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)


                                                                                                                   FRANKLIN
                                                                                                   FRANKLIN         SHORT-
                                                                 FRANKLIN                           GLOBAL       INTERMEDIATE
                                                               CONVERTIBLE     FRANKLIN EQUITY     GOVERNMENT   U.S. GOVERNMENT
                                                             SECURITIES FUND     INCOME FUND      INCOME FUND   SECURITIES FUND
                                                             ------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................     $   177,983,288     $365,453,441     $69,794,257     $158,352,849
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................          11,686,479       18,416,750       9,973,952       15,361,227
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.23     $      19.84     $      7.00     $      10.31
                                                             ------------------------------------------------------------------
 Maximum offering price per share (net asset value per
  share / 94.25%, 94.25%, 95.75%, 97.75%, respectively)      $         16.16     $      21.05     $      7.31     $      10.55
                                                             ------------------------------------------------------------------
CLASS B:
 Net assets, at value ..................................                  --     $  8,501,713              --               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --          429,770              --               --
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share(a)                  --     $      19.78              --               --
                                                             ------------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................     $    44,910,004     $ 80,980,407     $ 4,129,859               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................           2,961,472        4,092,470         589,482               --
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.16     $      19.79     $      7.01               --
                                                             ------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99%) .....................     $         15.31     $      19.99     $      7.08               --
                                                             ------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ..................................                  --               --     $    91,104     $  1,043,294
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --               --          13,002          101,307
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share ..                  --               --     $      7.01     $      10.30
                                                             ------------------------------------------------------------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                                                                    FRANKLIN          SHORT-
                                                            FRANKLIN                                GLOBAL         INTERMEDIATE
                                                          CONVERTIBLE       FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                        SECURITIES FUND       INCOME FUND         INCOME FUND      SECURITIES FUND
                                                        --------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................       $ 3,026,507        $  5,628,272        $        --        $       --
 Interest ..........................................         2,729,305           1,574,907          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
      Total investment income ......................         5,755,812           7,203,179          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           559,041           1,106,881            234,706           439,181
 Distribution fees (Note 3)
  Class A ..........................................           195,785             428,966             45,725            72,335
  Class B ..........................................                --              29,925                 --                --
  Class C ..........................................           185,819             379,809             12,008                --
 Transfer agent fees (Note 3) ......................           151,629             455,736             78,600            77,724
 Custodian fees ....................................               655               1,515             13,500               409
 Reports to shareholders ...........................            14,818              34,623                 --             9,115
 Registration and filing fees ......................            13,549              25,746             27,700            42,657
 Professional fees .................................             8,516              14,531              5,500             4,407
 Trustees' fees and expenses .......................             6,093              13,135              2,100             4,899
 Other .............................................             3,844               4,639                 --             5,441
                                                        --------------------------------------------------------------------------
      Total expenses ...............................         1,139,749           2,495,506            419,839           656,168
                                                        --------------------------------------------------------------------------
       Net investment income .......................         4,616,063           4,707,673          2,767,601         4,095,886
                                                        --------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .....................................         5,981,446          25,360,217         (2,069,938)          403,707
   Foreign currency transactions ...................                --                  --            (57,339)               --
                                                        --------------------------------------------------------------------------
      Net realized gain (loss) .....................         5,981,446          25,360,217         (2,127,277)          403,707
 Net unrealized appreciation (depreciation) on:
  Investments ......................................        (3,723,623)        (14,189,597)         2,609,245         2,785,626
  Translation of assets and liabilities denominated
   in foreign currencies ...........................                --                  --             49,556                --
                                                        --------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) ...        (3,723,623)        (14,189,597)         2,658,801         2,785,626
                                                        --------------------------------------------------------------------------
Net realized and unrealized gain ...................         2,257,823          11,170,620            531,524         3,189,333
                                                        --------------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 6,873,886        $ 15,878,293        $ 3,299,125        $7,285,219
                                                        ==========================================================================


(a) Net of foreign taxes and fees of $31,765 and $6,189 for the Franklin Equity Income Fund and Franklin Global Government Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000


                                                  FRANKLIN CONVERTIBLE SECURITIES FUND         FRANKLIN EQUITY INCOME FUND
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED        YEAR ENDED       SIX MONTHS ENDED          YEAR ENDED
                                                  APRIL 30, 2001       OCTOBER 31, 2000     APRIL 30, 2001       OCTOBER 31, 2000
                                                 --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   4,616,063        $   8,559,985        $   4,707,673        $  11,430,829
  Net realized gain ........................           5,981,446           12,144,775           25,360,217            9,149,345
  Net unrealized appreciation (depreciation)
   on investments ..........................          (3,723,623)          24,938,138          (14,189,597)          29,128,699
                                                 --------------------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .....................           6,873,886           45,642,898           15,878,293           49,708,873
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (4,738,945)          (6,243,372)          (4,642,604)          (9,602,977)
   Class B .................................                  --                   --              (58,253)             (65,751)
   Class C .................................            (984,215)          (1,171,254)            (731,268)          (1,418,498)
  Net realized gains:
   Class A .................................          (6,685,876)                  --           (7,463,039)         (25,502,552)
   Class B .................................                  --                   --             (111,581)            (173,233)
   Class C .................................          (1,556,622)                  --           (1,589,225)          (5,214,780)
                                                 --------------------------------------------------------------------------------
 Total distributions to shareholders .......         (13,965,658)          (7,414,626)         (14,595,970)         (41,977,791)
 Capital share transactions: (Note 2)
   Class A .................................          24,668,342           (2,076,617)          19,761,014          (47,629,933)
   Class B .................................                  --                   --            3,923,951            1,786,312
   Class C .................................          10,661,626             (552,181)           7,401,562          (10,134,574)
                                                 --------------------------------------------------------------------------------
 Total capital share transactions ..........          35,329,968           (2,628,798)          31,086,527          (55,978,195)
      Net increase (decrease) in net assets           28,238,196           35,599,474           32,368,850          (48,247,113)
Net assets:
 Beginning of period .......................         194,655,096          159,055,622          422,566,711          470,813,824
                                                 --------------------------------------------------------------------------------
 End of period .............................       $ 222,893,292        $ 194,655,096        $ 454,935,561        $ 422,566,711
                                                 ================================================================================
Undistributed net investment income included
  in net assets:
    End of period ..........................       $     312,886        $   1,419,983        $    (338,526)       $     385,926
                                                 --------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000

                                                                   FRANKLIN GLOBAL             FRANKLIN SHORT-INTERMEDIATE
                                                              GOVERNMENT INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED         YEAR ENDED
                                                      APRIL 30, 2001     OCTOBER 31, 2000     APRIL 30, 2001      OCTOBER 31, 2000
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................       $  2,767,601        $  6,206,100        $   4,095,886        $   8,897,646
  Net realized gain (loss) from investments and
   foreign currency transactions ...............         (2,127,277)         (5,568,260)             403,707           (2,364,551)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies          2,658,801          (2,064,774)           2,785,626            2,139,300
                                                     -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............          3,299,125          (1,426,934)           7,285,219            8,672,395
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................         (2,999,700)         (3,037,241)          (4,211,006)          (9,213,924)
   Class C .....................................           (146,603)           (146,866)                  --                   --
   Advisor Class ...............................             (4,099)             (7,276)             (37,043)             (93,801)
 Tax return of capital:
   Class A .....................................                 --          (3,227,571)                  --                   --
   Class C .....................................                 --            (156,069)                  --                   --
   Advisor Class ...............................                 --              (7,733)                  --                   --
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders ...........         (3,150,402)         (6,582,756)          (4,248,049)          (9,307,725)
 Capital share transactions: (Note 2)
   Class A .....................................           (323,111)         (7,456,695)          13,707,772          (33,839,480)
   Class C .....................................            771,170            (968,014)                  --                   --
   Advisor Class ...............................              5,932            (595,804)            (477,494)             122,593
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ..............            453,991          (9,020,513)          13,230,278          (33,716,887)
      Net increase (decrease) in net assets ....            602,714         (17,030,203)          16,267,448          (34,352,217)
Net assets:
 Beginning of period ...........................         73,412,506          90,442,709          143,128,695          177,480,912
                                                     -----------------------------------------------------------------------------
 End of period .................................       $ 74,015,220        $ 73,412,506        $ 159,396,143        $ 143,128,695
                                                     =============================================================================
Undistributed net investment income included
  in net assets:
   End of period ...............................       $   (382,801)       $         --        $      25,599        $     177,762
                                                     =============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All funds included in this report are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
--------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

On March 20, 2001, the Board of Trustees for the Trust approved a proposal to merge Franklin Global Government Income Fund into the Templeton Global Bond Fund, subject to approval by the Shareholders of Franklin Global Government Income Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Franklin Convertible Securities Fund, Franklin Equity Income Fund, and Franklin Short-Intermediate U.S. Government Securities Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Franklin Global Government Income Fund may

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. REPURCHASE AGREEMENTS: (CONT.)

enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Franklin Global Government Income Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all repurchase agreements held by the Funds had been entered into on that date.

d. FOREIGN CURRENCY CONTRACTS:

When the Franklin Global Government Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally excepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Funds. As of April 30, 2001, the Funds estimate the current cumulative adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of their investments as listed below:

                                                     ESTIMATED COST
                                                        DECREASE
        -------------------------------------------------------------
        Franklin Convertible Securities Fund           $  269,630
        Franklin Equity Income Fund                    $  313,327
        Franklin Global Government Income Fund         $1,980,746

As permitted, the revised Guide has been implemented early by the Franklin Short-Intermediate U.S. Government Securities Fund for the fiscal year ended October 31, 2001. Prior to November 1, 2000, paydown gains and losses were included in realized gains and losses. The Fund recorded $100,825 as an adjustment to interest income for paydown gains and losses and decreased the recorded cost of its investments by $50,599 due to amortization during the period ended April 30, 2001.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                   CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

62


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                          CONVERTIBLE SECURITIES FUND                   EQUITY INCOME FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES               AMOUNT              SHARES                AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................          2,946,990         $  44,221,108           3,144,149         $  61,100,951
 Shares issued in reinvestment of distributions            642,030             9,351,565             526,862            10,162,135
 Shares redeemed ..............................         (1,892,829)          (28,904,331)         (2,641,490)          (51,502,072)
                                                       ---------------------------------------------------------------------------
 Net increase .................................          1,696,191         $  24,668,342           1,029,521         $  19,761,014
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................         10,080,650         $ 157,264,142           6,142,019         $ 110,209,796
 Shares issued in reinvestment of distributions            317,324             4,788,259           1,738,950            30,426,262
 Shares redeemed ..............................        (10,592,868)         (164,129,018)        (10,594,274)         (188,265,991)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................           (194,894)        $  (2,076,617)         (2,713,305)        $ (47,629,933)
                                                       ---------------------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2001
 Shares sold ..................................                                                      245,168         $   4,760,240
 Shares issued in reinvestment of distributions                                                        7,702               148,076
 Shares redeemed ..............................                                                      (51,255)             (984,365)
                                                                                                  --------------------------------
 Net increase .................................                                                      201,615         $   3,923,951
                                                                                                  ================================
Year ended October 31, 2000 ...................
 Shares sold ..................................                                                      149,977         $   2,694,173
 Shares issued in reinvestment of distributions                                                       12,578               219,914
 Shares redeemed ..............................                                                      (64,499)           (1,127,775)
                                                                                                  --------------------------------
 Net increase .................................                                                       98,056         $   1,786,312
                                                                                                  --------------------------------
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................            767,105         $  11,369,614             810,698         $  15,751,441
 Shares issued in reinvestment of distributions            144,463             2,092,865             106,861             2,054,350
 Shares redeemed ..............................           (190,036)           (2,800,853)           (538,025)          (10,404,229)
                                                       ---------------------------------------------------------------------------
 Net increase .................................            721,532         $  10,661,626             379,534         $   7,401,562
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................            501,333         $   7,691,322             958,482         $  17,287,634
 Shares issued in reinvestment of distributions             60,362               908,242             345,903             6,026,937
 Shares redeemed ..............................           (616,352)           (9,151,745)         (1,893,621)          (33,449,145)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................            (54,657)        $    (552,181)           (589,236)        $ (10,134,574)
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              GLOBAL GOVERNMENT                      SHORT-INTERMEDIATE
                                                                  INCOME FUND                  U.S. GOVERNMENT SECURITIES FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES              AMOUNT              SHARES               AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           919,626         $  6,620,040           7,445,078         $  76,477,308
 Shares issued in reinvestment of distributions           263,666            1,881,516             292,178             3,004,189
 Shares redeemed ..............................        (1,230,218)          (8,824,667)         (6,413,097)          (65,773,725)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (46,926)        $   (323,111)          1,324,159         $  13,707,772
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................         2,807,470         $ 20,750,963          26,702,261         $ 266,291,754
 Shares issued in reinvestment of distributions           506,750            3,731,017             643,040             6,423,650
 Shares redeemed ..............................        (4,301,357)         (31,938,675)        (30,735,289)         (306,554,884)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................          (987,137)        $ (7,456,695)         (3,389,988)        $ (33,839,480)
                                                       ============================================================================
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           142,938         $  1,037,398
 Shares issued in reinvestment of distributions            12,884               92,061
 Shares redeemed ..............................           (50,470)            (358,289)
                                                       --------------------------------
 Net increase .................................           105,352         $    771,170
                                                       --------------------------------
Year ended October 31, 2000
 Shares sold ..................................           118,514         $    879,309
 Shares issued in reinvestment of distributions            24,891              183,648
 Shares redeemed ..............................          (272,964)          (2,030,971)
                                                       --------------------------------
 Net decrease .................................          (129,559)        $   (968,014)
                                                       =================================
ADVISOR CLASS:
Six months ended April 30, 2001
 Shares sold ..................................             3,592         $     25,675              76,010         $     771,132
 Shares issued in reinvestment of distributions               528                3,772               3,180                32,587
 Shares redeemed ..............................            (3,217)             (23,515)           (125,032)           (1,281,213)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................               903         $      5,932             (45,842)        $    (477,494)
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................             4,521         $     34,577              62,186         $     625,861
 Shares issued in reinvestment of distributions             1,953               14,697               8,177                81,588
 Shares redeemed ..............................           (84,260)            (645,078)            (58,653)             (584,856)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (77,786)        $   (595,804)             11,710         $     122,593
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                           AFFILIATION
        --------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin Templeton Services, LLC (FT Services)                   Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
        Templeton Investment Counsel, LLC (TIC)                          Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
      ----------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under a subadvisory agreement, TIC provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                   CLASS A     CLASS B      CLASS C
        ----------------------------------------------------------------------------------------
        Convertible Securities Fund                              .25%        --           1.00%
        Equity Income Fund                                       .25%      1.00%          1.00%
        Global Government Income Fund                            .15%        --            .65%
        Short-Intermediate U.S. Government Securities Fund       .10%        --             --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                     GLOBAL        SHORT-INTERMEDIATE
                                                CONVERTIBLE        EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                              SECURITIES FUND    INCOME FUND       INCOME FUND      SECURITIES FUND
                                              -------------------------------------------------------------------------
Net commissions paid ..................           $38,995          $245,482           $7,842            $14,893
Contingent deferred sales charges .....           $ 1,612          $ 57,182            $ 476            $15,044

The Funds paid transfer agent fees of $763,689, of which $557,257 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At October 31, 2000, the Global Government Income Fund and the
Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        GLOBAL       SHORT-INTERMEDIATE
                                                      GOVERNMENT       U.S. GOVERNMENT
                                                     INCOME FUND       SECURITIES FUND
                                                     -----------------------------------
        Capital loss carryovers expiring in:
         2002                                        $       --          $1,788,818
         2003                                                --           3,564,637
         2004                                                --             300,618
         2007                                                --              21,004
         2008                                          1,358,201          2,364,551
                                                     -----------------------------------
                                                      $1,358,201         $8,039,628
                                                     ===================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                 GLOBAL        SHORT-INTERMEDIATE
                                                   CONVERTIBLE              EQUITY             GOVERNMENT        U.S. GOVERNMENT
                                                  SECURITIES FUND        INCOME FUND          INCOME FUND        SECURITIES FUND
                                                 ----------------------------------------------------------------------------------
Investments at cost ......................        $ 206,106,540         $ 389,359,744         $ 86,773,287       $ 155,138,263
                                                 ==================================================================================
Unrealized appreciation ..................        $  26,130,424         $  71,857,174         $    225,266       $   3,289,363
Unrealized depreciation ..................           (9,873,306)          (10,378,532)         (14,178,616)           (213,612)
                                                 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $  16,257,118         $  61,478,642         $(13,953,350)      $   3,075,751
                                                 ==================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                                                             GLOBAL       SHORT-INTERMEDIATE
                                   CONVERTIBLE             EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                 SECURITIES FUND        INCOME FUND        INCOME FUND      SECURITIES FUND
                                ------------------------------------------------------------------------------
Purchases........                  $185,752,511        $229,470,987        $13,204,650        $38,908,701
Sales ...........                  $168,207,433        $216,918,648        $12,324,785        $44,710,110

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 14.63% and 6.5%, respectively, of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                       This page intentionally left blank.

                       This page intentionally left blank.

























SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2001.

The six-month period under review was marked by economic uncertainty, falling interest rates and ongoing stock market volatility. A difficult economic and business climate spooked many investors as global economic growth slowed and many domestic corporations announced earnings disappointments and employee layoffs. Gross domestic product (GDP) growth fell sharply from earlier in 2000 as fourth quarter 2000 GDP recorded 1.0% annualized growth, its lowest level in more than five years. In December 2000, due to continuing recessionary signs and financial concerns, the Federal Reserve Board (the Fed) reversed its previous tightening bias, and in January 2001 the Fed began aggressively reducing the federal funds target rate, thus lowering borrowing costs. By April 30, 2001, the Fed had made four separate cuts of one-half percent each. Near period-end, some worries surfaced that the Fed's actions might fuel inflation. Consumer confidence, although falling from 2000 highs, remained surprisingly resilient; however, GDP growth increased to just a 1.3% annual rate for first quarter 2001.

CONTENTS
Shareholder Letter .........         1

Fund Reports

 Franklin Convertible
 Securities Fund ...........         4

 Franklin Equity
 Income Fund ...............        10

 Franklin Global Government
 Income Fund ...............        18

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ...........        26

Financial Highlights &
Statements of Investments ..        32

Financial Statements .......        54

Notes to
Financial Statements .......        59

"... Stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. ..."

Domestic equity markets, following a dismal 2000, particularly for technology-related stocks, continued to experience sometimes severe volatility and relatively poor performance. For the six months ended April 30, 2001, the Dow Jones(R) Industrial Average posted a -1.44% return. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index and Nasdaq Composite Index returned -12.07% and -36.97% during the same time. In a reversal from the previous few years, value stocks generally outperformed growth stocks during the period. For example, the S&P(R) Barra Value Index returned -0.42% compared with the S&P Barra Growth Index's -23.08% plunge for the six-month period.(1)

During the period under review, debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds, which, combined with falling interest rates, pushed up bond prices. For the six months ended April 30, 2001, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 7.29%, while the 10-year Treasury note posted a 4.94% return during the same period.(2)



1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on the The Nasdaq Stock Market(R). The index is market value weighted. The unmanaged S&P Barra Value Index contains S&P 500 Index companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. The unmanaged S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index includes reinvested interest.

High yield bonds performed well in late 2000 and early 2001, then fell significantly before again rallying toward the end of the period.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,



/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY
[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Convertible Preferred Stocks                                               49.3%
Convertible Bonds                                                          40.1%
Common Stocks                                                               1.2%
Short-Term Investments
  & Other Net Assets                                                        9.4%

FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

During the six months ended April 30, 2001, the U.S. economy showed considerable weakness under the strain of excess capacity across a wide range of industries and the rapid drop in demand leading to a rise in inventory levels throughout the economy. With business conditions deteriorating, many companies adjusted their plans accordingly, reducing corporate spending, liquidating inventory and cutting jobs. As corporations amended their business plans to more appropriately reflect then-current and expected future conditions, they revised profit expectations downward, leading to a turbulent period for U.S. equity and bond markets. With an increased likelihood of economic recession, the Federal Reserve Board (the Fed) acted to stimulate the economy by easing the key federal funds target rate on four separate occasions thus far in 2001. Subsequently, financial markets experienced increased volatility, falling significantly before recovering modestly at the end of the period. The market's recovery rally in April came on the hopes that the Fed's interest rate cuts and many corporations' difficult decisions would lead to better supply/demand fundamentals and a resumption of profit growth in the near future.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

Within this environment, Franklin Convertible Securities Fund - Class A delivered a +3.15% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 8, outperforming its benchmark, the Goldman Sachs Bloomberg Convertible 100 Bond Index, which returned -6.81% for the same period. The Fund's performance also compared favorably with the overall equity markets, as measured by the Standard & Poor's 500 (S&P 500) Composite Index and Nasdaq Composite Index, which posted returns of -12.07% and -36.97%.(1)

Contributing to the Fund's strong relative performance were its positions in energy and utility firms, including Devon Energy, a leading oil and gas exploration and production company, and Calpine Corp., a leading developer and operator of power generation facilities throughout the U.S. In addition to the favorable industry fundamentals benefiting these companies, the Fund's convertible preferred holdings offered attractive income, along with appreciation potential from any increases in the underlying common stock's value. The cable industry also experienced generally strong performance during the period. For example, Fund holdings Charter Communications and Cox Communications benefited from cable companies' defensive nature arising

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Newfield Financial Trust I                                               3.3%
Energy Minerals

Duke Energy Corp.                                                        3.1%
Utilities

Weatherford
International Inc.                                                       2.7%
Industrial Services

United Rentals Trust I                                                   2.6%
Commercial Services

Credit Suisse First Boston NY
into Sun Microsystems                                                    2.4%
Electronic Technology

TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Affiliated Computer Services                                              3.1%
Technology Services

Adelphia
Communications Corp.                                                      2.9%
Consumer Services

COR Therapeutics Inc.                                                     2.0%
Health Technology

Lattice Semiconductor Co.                                                 1.9%
Electronic Technology

Ivax Corp.                                                                1.8%
Health Technology


1. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs Bloomberg Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal dollar-weighted basis. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value weighted. The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/00 - 4/30/01

                                                       DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                              CLASS A             CLASS C
--------------------------------------------------------------------------------
November                                           6.25 cents        5.35 cents

December                                          14.25 cents*      13.23 cents*

January                                            6.25 cents        5.23 cents

February                                           6.25 cents        5.23 cents

March                                              6.25 cents        5.28 cents

April                                              6.25 cents        5.28 cents
--------------------------------------------------------------------------------
TOTAL                                             45.50 CENTS       39.60 CENTS

* Includes an additional 8.0 cent distribution to meet excise tax requirements.

from the strong recurring subscriber payments, as well as increasing growth opportunities from the introduction of enhanced services such as digital cable, video-on-demand and high-speed data access.

We attribute the Fund's outperformance relative to its peers during the reporting period to our strategy of maintaining a balanced portfolio of convertible securities that we believe offer the appropriate combination of upside participation, current income and downside support. Looking forward, the Fund is well-positioned, in our opinion, to take advantage of the domestic convertible securities market's favorable outlook. The fixed income nature of convertible securities provides current income and reduced volatility relative to the underlying equities, given the downside protection convertible securities offer. In addition, the conversion option provides the ability to participate in future common stock price appreciation.




/s/ Edward B. Jamieson
Edward B. Jamieson




/s/ Edward D. Perks
Edward D. Perks
Portfolio Management Team
Franklin Convertible Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.70         $15.23    $15.93
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.4550
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.1305


CLASS C                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.69         $15.17    $15.86
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.3960
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.0715

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.15%    +8.72%    +77.13%   +270.26%
Average Annual Total Return(2)            -2.77%    +2.48%    +10.80%    +13.31%
Avg. Ann. Total Return (3/31/01)(3)                 -5.71%     +9.83%    +12.81%

Distribution Rate(4)                             4.64%
30-Day Standardized Yield(5)                     3.67%

                                                                       INCEPTION
CLASS C                                 6-MONTH    1-YEAR    5-YEAR    (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +2.83%    +7.96%    +70.65%    +86.52%
Average Annual Total Return(2)           +0.86%    +5.87%    +11.06%    +11.61%
Avg. Ann. Total Return (3/31/01)(3)                -2.59%    +10.10%    +10.44%

Distribution Rate(4)                             4.14%
30-Day Standardized Yield(5)                     3.14%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY

[PYRAMID GRAPHIC]


FRANKLIN EQUITY INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended April 30, 2001, experienced marked reversals from earlier in 2000. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000. The Fed responded by embarking on an unprecedented program in 2001 of easing short-term interest rates by half of one percent on four separate occasions during the first four months of 2001. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 (S&P 500) Composite Index declined 2% in the fourth quarter versus an average 15.6% increase during the first three quarters.(1) Consensus estimates project lower year-over-year earnings for the first half of 2001, with very modest growth for the final six months of the year. Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends,



1. Source: Baseline.

   The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 40.

"old economy" value stocks benefited as investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Growth Index experienced a -25.83% return for the six months ended April 30, 2001, while the Russell 3000 Value Index, the Fund's benchmark, returned 0.78% for the same period.(2) Within this environment, Franklin Equity Income Fund - Class A posted a +3.71% six-month cumulative total return, as shown in the Performance Summary beginning on page 16. This performance compares favorably with the -0.23% total return of the Lipper Equity Income Funds Objective Average, which was composed of 214 funds on April 30, 2001.(3)

The Fund's outperformance relative to its benchmark during the six months under review can be attributed largely to its positioning in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs) in 2000 and the Fund's gradual shift to more cyclical investments, such as technology and basic materials, toward the end of the reporting period. The Fund maintains a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector



2. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Lipper Inc. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the average may have been different if such factors had been considered.

TOP 5 INVESTMENT INDUSTRIES
Franklin Equity Income Fund
4/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                    13.2%

Communications                                                             11.0%

Consumer Non-Durables                                                       7.9%

Health Technology                                                           7.5%

Electronic Technology                                                       7.5%

weighting. Bank stock valuations appeared compelling during the period; however, we remained cautious on the industry because of credit quality concerns related to consumer debt and problems in the telecommunications and technology areas. Accordingly, during the period we sold our holdings in what we viewed as weaker positioned banks. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Arthur J. Gallagher after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted relative to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits on strength from companies such as Abbott Labs, American Home Products, Baxter International, GlaxoSmithKline, and Johnson & Johnson. The overall group subsequently sold off during first quarter 2001, and we took advantage of the weakness to add to or establish positions in leading companies such as Merck, Pharmacia and Schering-Plough. In our opinion, the group's valuations were relatively inexpensive given their earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, McDonald's and ConAgra because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and valuations for many of these companies were approaching historical lows at period-end. New positions include Black & Decker and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/01

COMPANY                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Verizon Communications                                                  2.2%
Communications

Fleet Boston Financial Corp.                                            2.0%
Finance

Conoco Inc., B                                                          2.0%
Energy Minerals

Freddie Mac                                                             1.6%
Finance

AT&T Corp.                                                              1.6%
Communications

Pharmacia Corp.                                                         1.6%
Health Technology

R.J. Reynolds Tobacco                                                   1.5%
Holdings Inc.
Consumer Non-Durables

Philip Morris Cos. Inc.                                                 1.5%
Consumer Non-Durables

J.P. Morgan Chase & Co.                                                 1.5%
Finance

McGraw-Hill Companies Inc.                                              1.4%
Commercial Services

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/00 - 4/30/01

                                                  DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
November                              4.30 cents      3.26 cents     3.18 cents

December                              5.80 cents*     4.53 cents*    4.50 cents*

January                               4.30 cents      3.03 cents     3.00 cents

February                              4.30 cents      3.03 cents     3.00 cents

March                                 4.30 cents      3.10 cents     3.04 cents

April                                 3.24 cents      2.04 cents     1.98 cents
--------------------------------------------------------------------------------
TOTAL                                26.24 CENTS     18.99 CENTS    18.70 CENTS


*Includes an additional 1.50 cent distribution to meet excise tax requirements.



We increased the Fund's overall investments in electronic technology and services during the reporting period. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer and convertible securities of Sanmina, BEA Systems, Lattice Semiconductor and Siebel Systems. The convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 16.8% of the Fund's total net assets compared with 10.9% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of April 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average.

Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 39 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



/s/ Frank M. Felicelli
Frank M. Felicelli



/s/ Derek M. Taner
Derek M. Taner
Portfolio Management Team
Franklin Equity Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.84     $19.82

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.2624
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6891

CLASS B                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.78     $19.76

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1899
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6166

CLASS C                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.79     $19.77

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1870
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6137

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.71%    +17.43%   +79.43%   +251.05%
Average Annual Total Return(2)            -2.26%    +10.69%   +11.09%    +12.71%
Avg. Ann. Total Return (3/31/01)(3)                  +6.71%   +10.10%    +12.27%

Distribution Rate(4)                                                       1.85%
30-Day Standardized Yield(5)                                               2.13%

                                                            INCEPTION
CLASS B                                           6-MONTH     1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +3.33%     +16.60%    +17.95%
Average Annual Total Return(2)                     -0.67%     +12.60%     +6.16%
Avg. Ann. Total Return (3/31/01)(3)                            +8.33%     +4.19%

Distribution Rate(4)                                                       1.24%
30-Day Standardized Yield(5)                                               1.55%


                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR   (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.32%    +16.61%   +72.75%   +88.40%
Average Annual Total Return(2)            +1.29%    +14.45%   +11.33%   +11.82%
Avg. Ann. Total Return (3/31/01)(3)                 +10.27%   +10.35%   +11.06%

Distribution Rate(4)                                                       1.19%
30-Day Standardized Yield(5)                                               1.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN GLOBAL GOVERNMENT
INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

This semiannual report for Franklin Global Government Income Fund covers the period ended April 30, 2001. During the six months under review, investors became increasingly confident that U.S. inflation and interest rates would decline, as it became clear the economy's growth was slowing. The decelerating U.S. growth appeared to begin moderating the global economy's expansion, which in turn should lead to lower commodity prices and wages, and thus ease inflationary pressures and allow for lower worldwide interest rates. The U.S. slowdown also seemed to diminish European, Asian and Latin American growth, as U.S. export demand from these countries declined, with the European industrial sector and the Asian high tech sector the most vulnerable to U.S. import reductions. The resulting weakness in final demand led to a gradual increase in inventories. Manufacturing sector weakness and the possibility of further consumer spending reductions resulting from a rapidly increasing household savings rate created concern among investors of a deeper recession. As a result, the U.S.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 47.

Federal Reserve Board (the Fed) responded by reducing the federal funds target rate an aggressive 200 basis points (2.0%) during the first four months of 2001.

Because of the Fed's easing monetary policy, the U.S. Treasury yield curve shifted downward as interest rates fell. The yield curve steepened as rates fell in the short end of the curve while at the same time rising in the long end. The euro benchmark yield curve also steepened during the period, as short-term rates fell based on investor expectations of European Central Bank interest rate cuts. The long end of the curve remained essentially unchanged, however.

For the six months ended April 30, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI) -- a benchmark index for global bonds -- posted a positive return of 4.09% in local currency terms. However, the JPM GGBI rose by only 2.35% in U.S. dollars during this period, as a result of a stronger U.S. dollar versus the Japanese yen. The J.P. Morgan U.S. Government Bond Index -- a benchmark index for U.S. Treasuries -- posted a positive 5.11% return for the same period.(1)

European bonds rose, as European bond markets generally posted positive returns despite tighter monetary policy across the European continent early in the period. Denmark outperformed, rising 3.90% during the period, while Sweden underperformed the Euroland countries. The Japanese index rose 4.15% during the period. In March, the Bank of Japan (BOJ)



1. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Global Government Bond Index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index is unhedged and includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The unmanaged J.P. Morgan U.S. Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The indexes do not include reinvested distributions.

announced they were going to reduce the target rate banks charge each other on overnight loans to near zero from 0.15%. At the same time, the BOJ also announced they would change the way they guided interbank rates. The BOJ will now push down the rates by pumping more money into the market through standard money market operations and also have local banks increase the amount of reserves they are required to hold at the central bank. The Australian and New Zealand bond markets outperformed most global bond markets in local terms during the period.

The emerging bond market provided positive returns during the period, mostly because of the Fed's easing monetary policy, which has historically made higher yielding bonds such as emerging market bonds more attractive. Thus, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 5.84% during the period under review. Within this index, Nigeria was the best performer with a 34.29% price return for the six-month period. Other countries generating relatively high positive price returns were Colombia, which rose 18.70%, the Ivory Coast (13.89%) and Russia (13.17%). The only exceptions to this positive performance were Turkey (-5.38%) and Argentina (-0.70%).(2)

Bond prices remained volatile, however, as a result of political and economic uncertainty in Argentina and Turkey. The political coalitions governing both countries became severely weakened under the social pressure resulting from nearly three years of Argentina's economic recession and Turkey's banking failures and public sector corruption. The lack of political cohesion led to investor concerns regarding these governments' abilities to implement policies necessary to receive International Monetary



2. Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index is unmanaged and does not include reinvested interest.

Fund (IMF) financing and meet debt service payments. The resulting capital outflows, as nervous investors withdrew assets, led Argentine President De La Rua and Turkish Prime Minister Bulent Ecevit to restructure their ministerial cabinets, including the appointment of new economy ministers. Since then, both governments have introduced new economic programs with IMF support.

PORTFOLIO NOTES

During the period under review, Franklin Global Government Income Fund attempted to maximize its return by allocating approximately 65%-70% of its assets to intermediate- and long-term bonds in the industrial markets and approximately 30%-35% of its assets to the most liquid bonds available in the emerging markets. The Fund's managers believed this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility. The Fund's emerging market country positions added positively to its performance during the period, as such bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed only moderately during the period. The North American and European weightings stood at 20.8% of total net assets (from 26.3% at the beginning of the period) and 42.2% (from 34.9%) at period-end. In North America, we decreased slightly the allocation to the U.S. from 18.9% of total net assets on October 31, 2000, to 18.0% by the end of the period. We changed the country weightings within Europe during the period, adding to positions in France, Germany, Italy and Belgium, while reducing our Netherlands, Denmark and U.K. holdings. Away from these two regions, the Fund also sold off its Argentina allocation and added slightly to its Turkish holdings, as that country's political crisis subsided.

COUNTRY DISTRIBUTION
Franklin Global Government
Income Fund
Based on Total Net Assets

                                                               4/30/01  10/31/00
--------------------------------------------------------------------------------
U.S.                                                            18.0%    18.9%

Germany                                                         11.0%    8.4%

Brazil                                                          9.7%     10.3%

Venezuela                                                       7.4%     7.2%

Italy                                                           7.3%     4.8%

France                                                          5.8%     3.6%

Turkey                                                          4.7%     2.7%

Mexico                                                          4.5%     4.4%

Australia                                                       4.2%     4.2%

Belgium                                                         4.0%     2.0%

South Korea                                                     3.5%     3.6%

U.K.                                                            3.4%     4.3%

Netherlands                                                     3.2%     3.7%

Sweden                                                          3.1%     3.3%

Canada                                                          2.8%     7.4%

Spain                                                           2.7%     2.6%

New Zealand                                                     2.2%     2.1%

Denmark                                                         1.7%     2.2%

Panama                                                          0.8%     0.8%

Argentina                                                       0.0%     3.5%

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/00-4/30/01

                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                   CLASS A       CLASS C         ADVISOR
--------------------------------------------------------------------------------
November                                5 cents      4.67 cents      5.07 cents
December                                5 cents      4.72 cents      5.09 cents
January                                 5 cents      4.72 cents      5.08 cents
February                                5 cents      4.72 cents      5.07 cents
March                                   5 cents      4.68 cents      5.09 cents
April                                   5 cents      4.68 cents      5.07 cents
--------------------------------------------------------------------------------
TOTAL                                  30 CENTS     28.19 CENTS     30.47 CENTS



OUTLOOK

We believe global inflation and economic growth will remain supportive of bond prices, because inflation will likely decline as oil prices and wages decrease with the slower economy. Economic growth is expected to remain positive, however, as most major central banks seek to reduce market interest rates and provide a monetary stimulus. Fiscal stimulus should also support medium- to long-term economic growth, as tax cuts come into effect in the U.S. and Europe. This represents a positive environment for high quality bonds, which makes the management team optimistic regarding the Fund's outlook.

We further believe the Fund's emerging market positions should continue to offer attractive return opportunities going forward. The global economic slowdown and subsequent interest rate reductions are expected to stimulate an economic recovery and result in higher demand for emerging markets exports. Moreover, an increase in corporate profitability due to the economic recovery should result in lower yield spreads and, hence, a rise in emerging market bond prices.



/s/ Thomas J. Dickson

Thomas J. Dickson



[Signature of Umran Demirors]

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL GOVERNMENT INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.00        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3000

CLASS C                                      CHANGE       4/30/01      10/31/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.01        $6.99

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.2819

ADVISOR CLASS                                CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.03        $7.01        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3047

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.58%    +4.67%    +23.04%    +74.67%
Average Annual Total Return(2)          +0.13%    +0.26%     +3.33%     +5.28%
Avg. Ann. Total Return (3/31/01)(3)               -2.14%     +3.58%     +5.45%

Distribution Rate(4)                         8.21%
30-Day Standardized Yield(5)                 6.67%

                                                                      INCEPTION
CLASS C                                6-MONTH    1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.31%    +4.13%    +20.10%    +33.78%
Average Annual Total Return(2)          +2.28%    +2.18%     +3.53%     +4.80%
Avg. Ann. Total Return (3/31/01)(3)               -0.51%     +3.73%     +4.87%

Distribution Rate(4)                         7.93%
30-Day Standardized Yield(5)                 6.35%

ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.79%    +4.81%    +24.68%    +76.99%
Average Annual Total Return(2)          +4.79%    +4.81%     +4.51%     +5.88%
Avg. Ann. Total Return (3/31/01)(3)               +2.29%     +4.76%     +6.05%

Distribution Rate(4)                         8.68%
30-Day Standardized Yield(5)                 7.08%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.58% and +2.78%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND



FUND CATEGORY
[PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------


During the six months ended April 30, 2001, domestic economic growth slowed considerably. Fourth quarter 2000 annualized gross domestic product (GDP) recorded a weaker than expected 1.0% annualized rate, the slowest growth in more than five years. The Federal Reserve Board (the Fed) reacted to signs of slowing growth by reversing their previous tightening bias and aggressively reducing the federal funds target rate beginning in January 2001. By the end of the reporting period, the Fed had made reductions totaling 2.0%. First quarter 2001 GDP grew at a 1.3% annualized rate.






The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

Increased stock market volatility during the reporting period led to investors moving out of equities into the relative safety of bonds. The Treasury market enjoyed the greatest run, but other high-quality sectors also benefited. The 2-year Treasury note's yield decreased during the period, from 5.91% on October 31, 2000, to 4.28% on April 30, 2001. The 10-year Treasury note yield fell from 5.75% to 5.34% during the same period. Because bond prices generally move in the opposite direction from interest rates, bond values tended to rise during the period. Within this environment, Franklin Short-Intermediate U.S. Government Securities Fund - Class A provided a +5.11% six-month cumulative total return, as shown in the Performance Summary beginning on page 30.

The six-month reporting period began with the Fund investing primarily in mortgage-backed securities, focusing on 15-year and 7-year mortgages, because they offered a substantial yield advantage over their Treasury counterparts. We also purchased some agency securities and Treasury notes. As the period progressed, we added to the Fund's agency exposure; however, by the end of February 2001, we sold several agency positions and invested in 15-year mortgages because we believed agency issues had become expensive. Through the end of the period, we


PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Mortgage-Backed Securities                      54.9%
Agency Notes                                    31.5%
Short-Term Investments & Other Net Assets       13.6%

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/00-4/30/01

                                                        DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A          ADVISOR
--------------------------------------------------------------------------------
November                                            4.85 cents       4.94 cents
December                                            4.85 cents       4.93 cents
January                                             4.85 cents       4.93 cents
February                                            4.85 cents       4.93 cents
March                                               4.85 cents       4.90 cents
April                                               4.85 cents       4.90 cents
--------------------------------------------------------------------------------
TOTAL                                              29.10 CENTS      29.53 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



continued to reduce our agency allocation and increase our mortgage-backed security exposure because of the greater value we were finding in that sector. We also invested the proceeds from matured bonds in the mortgage-backed securities market.

Looking forward, we are optimistic about Franklin Short-Intermediate U.S. Government Securities Fund. We intend to maintain an average life of between two and five years for the Fund's holdings, seeking to control the portfolio's interest rate sensitivity. We seek to take advantage of the relatively higher yields of mortgage pass-through securities and agency notes by purchasing such securities at what we believe are attractive valuations.



/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                 CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.31         $10.09

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2910

ADVISOR CLASS                           CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.30         $10.08

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2953



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.11%    +9.89%    +32.73%    +80.41%
Average Annual Total Return(2)          +2.76%    +7.40%     +5.34%     +5.83%
Avg. Ann. Total Return (3/31/01)(3)               +7.50%     +5.32%     +5.92%

Distribution Rate(4)                                                     5.52%
30-Day Standardized Yield(5)                                             5.02%


ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.16%   +10.00%    +33.24%    +81.11%
Average Annual Total Return(2)          +5.16%   +10.00%     +5.91%     +6.12%
Avg. Ann. Total Return (3/31/01)(3)              +10.21%     +5.88%     +6.20%

Distribution Rate(4)                                                     5.71%
30-Day Standardized Yield(5)                                             5.24%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.09% and +5.89%.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                           CLASS A
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2001     ----------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  15.93        $  12.75    $  11.75    $  14.74     $  13.45    $  12.73
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................             .36             .75         .61         .62          .64         .61
 Net realized and unrealized gains (losses) ......             .07            3.08        1.03       (1.92)        2.15        1.39
                                                      ------------------------------------------------------------------------------
Total from investment operations .................             .43            3.83        1.64       (1.30)        2.79        2.00
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................            (.45)           (.65)       (.64)       (.65)        (.60)       (.60)
 Net realized gains ..............................            (.68)           --          --         (1.04)        (.90)       (.68)
                                                      ------------------------------------------------------------------------------
Total distributions ..............................           (1.13)           (.65)       (.64)      (1.69)       (1.28)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ...................        $  15.23        $  15.93    $  12.75    $  11.75     $  14.74    $  13.45
                                                      ==============================================================================

Total return(b) ..................................            3.15%          30.51%      14.25%      (9.93)%      22.47%      16.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $177,983        $159,130    $129,908    $170,569     $212,631    $130,951
Ratios to average net assets:
 Expenses ........................................            1.03%(c)        1.05%       1.05%        .98%        1.01%       1.02%
 Net investment income ...........................            4.86%(c)        4.92%       4.92%       4.63%        4.81%       4.79%
Portfolio turnover rate ..........................           91.46%         177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                             CLASS C
                                                       ----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ---------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $ 15.86        $ 12.70     $ 11.70     $ 14.68      $ 13.41     $ 12.71
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................            .31            .64         .51         .51          .54         .51
 Net realized and unrealized gains (losses) .......            .07           3.06        1.04       (1.91)        2.13        1.40
                                                       ----------------------------------------------------------------------------
Total from investment operations ..................            .38           3.70        1.55       (1.40)        2.67        1.91
                                                       ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.40)          (.54)       (.55)       (.54)        (.50)       (.53)
 Net realized gains ...............................           (.68)          --          --         (1.04)        (.90)       (.68)
                                                       ----------------------------------------------------------------------------
Total distributions ...............................          (1.08)          (.54)       (.55)      (1.58)       (1.40)      (1.21)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ....................        $ 15.16        $ 15.86     $ 12.70     $ 11.70      $ 14.68     $ 13.41
                                                       =============================================================================

Total return(b) ...................................           2.83%         29.54%      13.48%     (10.61)%      21.54%      15.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................         $44,910       $35,525     $29,148     $41,533      $35,282     $10,861
Ratios to average net assets:
 Expenses .........................................           1.77%(c)       1.77%       1.80%       1.73%        1.74%       1.79%
 Net investment income ............................           4.16%(c)       4.21%       4.16%       3.93%        4.04%       4.00%
Portfolio turnover rate ...........................          91.46%        177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 1.2%
   Transocean Sedco Forex Inc. (COST $1,888,723) .................................................           50,000     $  2,714,000
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 49.2%
   COMMERCIAL SERVICES 2.6%
   United Rentals Trust I, 6.50%, cvt. pfd., Reg S ...............................................          185,000        5,735,000

   COMMUNICATIONS 5.1%
   Global Crossing Ltd., 6.75%, cvt. pfd. (Bermuda) ..............................................           20,000        2,878,280
   MediaOne Group Inc., 7.00%, cvt. pfd. (into Vodafone Group PLC) ...............................          100,000        3,290,000
   Qwest Trends Trust, 5.75%, cvt. pfd., 144A ....................................................           75,000        5,278,125
                                                                                                                        ------------
                                                                                                                          11,446,405

   CONSUMER SERVICES 4.4%
   Cox Communications Inc., 7.00%, cvt. pfd ......................................................           75,000        4,590,000
   Tribune Co., 2.00%, cvt. pfd. (into AOL-Time Warner Inc.) .....................................           45,000        5,222,813
                                                                                                                        ------------
                                                                                                                           9,812,813
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 2.4%
   Credit Suisse First Boston NY, 10.00%, cvt. pfd. (into Sun MicroSystems Inc.) .................          304,000        5,358,000
                                                                                                                        ------------
   ENERGY MINERALS 6.6%
   Enron Corp, 7.00%, cvt. pfd. (into EOG Resources Inc.) ........................................           75,000        3,052,500
   Kerr-McGee Corp, 5.50%, cvt. pfd. .............................................................           80,000        4,351,200
   Newfield Financial Trust I, 6.50%, cvt. pfd. (into Devon Energy Corp.) ........................          125,000        7,250,000
                                                                                                                        ------------
                                                                                                                          14,653,700
                                                                                                                        ------------
   FINANCE 8.0%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ....................................          115,000        3,062,450
   Equity Office Properties Trust, 5.25%, cvt. pfd., B ...........................................           50,000        2,277,500
   IMC Global/Merrill Lynch, 6.25%, cvt. pfd. ....................................................          155,000        1,852,250
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           30,000        2,745,000
   Sovereign Bancorp Inc., 7.50%, cvt. pfd. ......................................................           60,000        3,780,000
   Washington Mutual Capital Trust I, 5.375%, cvt. pfd. ..........................................           80,000        4,075,000
                                                                                                                        ------------
                                                                                                                          17,792,200
                                                                                                                        ------------
   HEALTH SERVICES 3.1%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           25,000        2,787,500
   Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............................................           50,000        4,115,500
                                                                                                                        ------------
                                                                                                                           6,903,000
                                                                                                                        ------------
   INDUSTRIAL SERVICES 2.7%
   Weatherford International Inc., 5.00%, cvt. pfd. ..............................................          105,000        6,024,374
                                                                                                                        ------------

   PROCESS INDUSTRIES 2.8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           80,000        2,996,000
   International Paper Co., 5.25%, cvt. pfd. .....................................................           75,000        3,346,875
                                                                                                                        ------------
                                                                                                                           6,342,875
                                                                                                                        ------------
   TRANSPORTATION 3.4%
   Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ......................................           70,000        4,004,000
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................           75,000        3,628,125
                                                                                                                        ------------
                                                                                                                           7,632,125
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
   UTILITIES 8.1%
   AES Trust VII, 6.00%, cvt. pfd. ...............................................................           75,000     $  4,612,500
   Calpine Capital Trust III, 5.00%, cvt. pfd., 144A .............................................           65,000        4,883,125
   Duke Energy Corp., 8.25%, cvt. pfd. ...........................................................          236,000        6,867,600
   NRG Energy Inc., 6.50%, cvt. pfd. .............................................................           56,000        1,785,000
                                                                                                                        ------------
                                                                                                                          18,148,225
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $95,824,965) .........................................                       109,848,717
                                                                                                                        ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
   CONVERTIBLE BONDS 40.2%
   COMMUNICATIONS 4.7%
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 (into Viacom Inc.) ............................     $  5,000,000        3,855,425
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,000,000        3,935,000
   XO Communications Inc., cvt., 144A, 5.75%, 1/15/09 ............................................        8,000,000        2,700,160
                                                                                                                        ------------
                                                                                                                          10,490,585
                                                                                                                        ------------
   CONSUMER SERVICES 6.4%
   Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ...........................................        7,000,000        6,475,000
   Charter Communications Inc., cvt., 5.75%, 10/15/05 ............................................        1,000,000        1,223,750
   Charter Communications Inc., cvt., 144A, 5.75%, 10/15/05 ......................................        3,000,000        3,671,250
   Echostar Communications Corp., cvt., 4.875%, 1/01/07 ..........................................        3,000,000        2,797,500
                                                                                                                        ------------
                                                                                                                          14,167,500
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 9.1%
   Ciena Corp., cvt., 3.75%, 2/01/08 .............................................................        2,000,000        1,757,500
   Jabil Circuit Inc., cvt., 1.75%, 5/15/21 ......................................................        2,500,000        2,578,125
   Juniper Networks Inc., cvt., 4.75%, 3/15/07 ...................................................        3,000,000        2,433,750
   Lattice Semiconductor Co, cvt., 4.75%, 11/01/06 ...............................................        3,000,000        4,132,500
   Level 3 Communications Inc., cvt., 6.00%, 9/15/09 .............................................        4,000,000        1,705,000
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 (into Motorola Inc.) ..........................        3,500,000        3,881,250
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,000,000        1,473,750
   Semtech Corp., cvt., 4.50%, 2/01/07 ...........................................................        2,500,000        2,303,125
                                                                                                                        ------------
                                                                                                                          20,265,000
                                                                                                                        ------------
   FINANCE 5.3%
   First American Corp., cvt., 144A, 4.50%, 4/15/08 ..............................................        3,000,000        3,120,000
   JMH Finance Ltd, cvt., 144A, 4.75%, 9/06/07 (into JP Morgan Chase & Co.) (United Kingdom) .....        3,500,000        3,749,375
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02 ..........................................        2,000,000        1,925,000
   Providian Financial Corp., cvt., 3.25%, 8/15/05 ...............................................        3,000,000        3,033,750
                                                                                                                        ------------
                                                                                                                          11,828,125
                                                                                                                        ------------
   HEALTH SERVICES 1.1%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ................................................        2,650,000        2,351,875

   HEALTH TECHNOLOGY 8.1%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        3,125,000        3,027,344
   Aviron, cvt., 5.25%, 2/01/08 ..................................................................        2,400,000        2,436,000
   COR Therapeutics Inc., cvt., 5.00%, 3/01/07 ...................................................        4,000,000        4,430,000

FRANKLIN INVESTORS SECURITIES TRUST

                                                                                                         PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
   CS First Boston Into Bristol Meyer Squibb, cvt., 1.375%, 2/13/08 ..............................     $  2,500,000     $  2,309,375
   Gilead Sciences Inc., cvt., 144A, 5.00%, 12/15/07 .............................................        1,500,000        1,805,625
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                          18,005,844
                                                                                                                        ------------
   PRODUCER MANUFACTURING 1.4%
   Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 .........................................        4,000,000        3,225,000
                                                                                                                        ------------
   TECHNOLOGY SERVICES 4.1%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        4,000,000        7,010,000
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................          500,000          710,000
   Exodus Communications Inc., cvt., 5.25%, 2/15/08 ..............................................        2,000,000        1,320,000
                                                                                                                        ------------
                                                                                                                           9,040,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $87,224,550) ....................................................                        89,373,929
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $184,938,238) 90.6% .........................................                       201,936,646
(a)REPURCHASE AGREEMENT 9.2%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,429,588) (COST $20,427,012) ..       20,427,012       20,427,012
    ABN Amro Inc. (Maturity Value $1,758,694)
    Barclays Capital Inc. (Maturity Value $1,758,694)
    Bear, Stearns & Co. Inc. (Maturity Value $1,004,969)
    BMO Nesbitt Burns Corp. (Maturity Value $1,758,694)
    BNP Paribas Securities Corp. (Maturity Value $1,758,694)
    Chase Securities Inc. (Maturity Value $1,758,694)
    Deutsche Bank Securities (Maturity Value $1,758,694)
    Dresdner Kleinworth Benson, North America LLC (Maturity Value $1,758,694)
    Lehman Brothers Inc. (Maturity Value $1,837,679)
    Morgan Stanley & Co. Inc. (Maturity Value $1,758,694)
    SG Cowen Securities Corp. (Maturity Value $1,758,694)
    UBS Warburg LLC (Maturity Value $1,758,694)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
      Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $205,365,250) 99.8% ...................................................                       222,363,658
   OTHER ASSETS, LESS LIABILITIES .2% ............................................................                           529,634
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $222,893,292
                                                                                                                        ============



(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                         CLASS A
                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)        2000         1999         1998         1997         1996
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  19.82        $  19.20     $  19.93     $  19.31     $  16.41     $  15.19
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .23             .53          .58          .64          .64          .64
 Net realized and unrealized gains ............             .48            1.89          .36         1.42         3.23         1.63
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............             .71            2.42          .94         2.06         3.87         2.27
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.26)           (.52)        (.60)        (.65)        (.64)        (.65)
 Net realized gains ...........................            (.43)          (1.28)       (1.07)        (.79)        (.33)        (.40)
                                                    --------------------------------------------------------------------------------
Total distributions ...........................            (.69)          (1.80)       (1.67)       (1.44)        (.97)       (1.05)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................        $  19.84        $  19.82     $  19.20     $  19.93     $  19.31     $  16.41
                                                   =================================================================================

Total return(b) ...............................            3.71%          14.05%        4.90%       10.96%       24.40%       15.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $365,453        $344,671     $385,968     $428,228     $352,555     $246,952
Ratios to average net assets:
 Expenses .....................................            1.02%(c)        1.04%         .94%         .94%         .97%         .98%
 Net investment income ........................            2.33%(c)        2.94%        2.95%        3.20%        3.62%        4.11%
Portfolio turnover rate .......................           53.73%          69.75%       50.20%       30.65%       29.04%       24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                                         CLASS B
                                                                                       ---------------------------------------------
                                                                                       SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                                                        APRIL 30, 2001    --------------------------
                                                                                         (UNAUDITED)         2000         1999(d)
                                                                                       ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................         $ 19.76         $ 19.16       $ 19.37
                                                                                       ---------------------------------------------
Income from investment operations:
 Net investment income(a) ........................................................             .16             .39           .33
 Net realized and unrealized gains ...............................................             .48            1.88          (.16)
                                                                                       ---------------------------------------------
Total from investment operations .................................................             .64            2.27           .17
                                                                                       ---------------------------------------------
Less distributions from:
 Net investment income ...........................................................            (.19)           (.39)         (.38)
 Net realized gains ..............................................................            (.43)          (1.28)            --
                                                                                       ---------------------------------------------
Total distributions ..............................................................            (.62)          (1.67)         (.38)
                                                                                       ---------------------------------------------
Net asset value, end of period ...................................................         $ 19.78         $ 19.76       $ 19.16
                                                                                       =============================================

Total return(b) ..................................................................            3.33%          13.17%          .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................         $ 8,502         $ 4,509       $ 2,493
Ratios to average net assets:
 Expenses ........................................................................            1.75%(c)        1.78%         1.69%(c)
 Net investment income ...........................................................            1.59%(c)        2.18%         2.03%(c)
Portfolio turnover rate ..........................................................           53.73%          69.75%        50.20%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                            CLASS C
                                                      ------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ----------------------------------------------------------
                                                         (UNAUDITED)         2000        1999        1998        1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $ 19.77          $ 19.14     $ 19.88     $ 19.26     $ 16.38     $ 15.19
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................           .16              .40         .43         .50         .50         .52
 Net realized and unrealized gains ................           .48             1.89         .36        1.41        3.22        1.63
                                                      ------------------------------------------------------------------------------
Total from investment operations ..................           .64             2.29         .79        1.91        3.72        2.15
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................          (.19)            (.38)       (.46)       (.50)       (.51)       (.56)
 Net realized gains ...............................          (.43)           (1.28)      (1.07)       (.79)       (.33)       (.40)
                                                      ------------------------------------------------------------------------------
Total distributions ...............................          (.62)           (1.66)      (1.53)      (1.29)       (.84)       (.96)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ....................       $ 19.79          $ 19.77     $ 19.14     $ 19.88     $ 19.26     $ 16.38
                                                      ==============================================================================

Total return(b) ...................................          3.32%           13.26%       4.11%      10.16%      23.40%      14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $80,980          $73,387     $82,353     $81,078     $45,277     $18,227
Ratios to average net assets:
 Expenses .........................................          1.75%(c)         1.78%       1.69%       1.69%       1.72%       1.73%
 Net investment income ............................          1.60%(c)         2.20%       2.20%       2.45%       2.78%       3.33%
Portfolio turnover rate ...........................         53.73%           69.75%      50.20%      30.65%      29.04%      24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 74.9%

   COMMERCIAL SERVICES 2.4%
   Equifax Inc. ..................................................................................          140,000     $  4,629,800
   The McGraw-Hill Cos. Inc. .....................................................................           99,000        6,413,220
                                                                                                                        ------------
                                                                                                                          11,043,020
                                                                                                                        ------------
   COMMUNICATIONS 8.2%
   ALLTEL Corp. ..................................................................................           75,000        4,095,750
   AT&T Corp. ....................................................................................          319,250        7,112,890
   Centurytel Inc. ...............................................................................          134,600        3,658,428
   SBC Communications Inc. .......................................................................          150,500        6,208,125
   Sprint Corp. (FON Group) ......................................................................          280,000        5,986,400
   Verizon Communications ........................................................................          182,450       10,047,522
                                                                                                                        ------------
                                                                                                                          37,109,115
                                                                                                                        ------------
   CONSUMER DURABLES 3.8%
   The Black & Decker Corp. ......................................................................          130,000        5,181,800
   Brunswick Corp. ...............................................................................          100,000        2,006,000
   Ford Motor Co. ................................................................................           76,638        2,259,288
   General Motors Corp. ..........................................................................           40,000        2,192,400
   Mattel Inc. ...................................................................................          125,000        2,018,750
   Maytag Corp. ..................................................................................          105,000        3,648,750
                                                                                                                        ------------
                                                                                                                          17,306,988
                                                                                                                        ------------
   CONSUMER NON-DURABLES 7.3%
   Clorox Co. ....................................................................................           95,000        3,023,850
   ConAgra Foods Inc. ............................................................................          170,000        3,537,700
   Kimberly-Clark Corp. ..........................................................................           63,000        3,742,200
   Liz Claiborne Inc. ............................................................................          125,000        6,145,000
   Philip Morris Cos. Inc. .......................................................................          138,200        6,925,202
   R.J. Reynolds Tobacco Holdings Inc. ...........................................................          118,700        6,952,259
   UST Inc. ......................................................................................           91,300        2,748,130
                                                                                                                        ------------
                                                                                                                          33,074,341
                                                                                                                        ------------
   CONSUMER SERVICES 3.4%
   Dow Jones & Co. Inc. ..........................................................................           85,000        4,612,950
   H & R Block Inc. ..............................................................................           85,000        4,675,000
   McDonald's Corp. ..............................................................................          110,000        3,025,000
   Royal Caribbean Cruises Ltd. ..................................................................          155,000        3,158,900
                                                                                                                        ------------
                                                                                                                          15,471,850
                                                                                                                        ------------
   DISTRIBUTION SERVICES .2%
   McKesson HBOC Inc. ............................................................................           32,700        1,008,468
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 4.4%
   Compaq Computer Corp. .........................................................................          145,000        2,537,500
   Diebold Inc. ..................................................................................          150,000        4,888,500
   Hewlett-Packard Co. ...........................................................................           95,000        2,700,850
   Nokia Corp., ADR (Finland) ....................................................................          140,000        4,786,600
   PerkinElmer Inc. ..............................................................................           73,000        4,884,430
                                                                                                                        ------------
                                                                                                                          19,797,880
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 7.2%
   BP Amoco PLC, ADR (United Kingdom) ............................................................           85,000     $  4,596,800
   Chevron Corp. .................................................................................           52,900        5,108,024
   Conoco Inc., B ................................................................................          295,131        8,977,885
   Exxon Mobil Corp. .............................................................................           52,717        4,670,726
   Petroleo Brasileiro SA (Petrobras), ADR (Brazil) ..............................................          160,100        4,322,700
   Texaco Inc. ...................................................................................           68,000        4,915,040
                                                                                                                        ------------
                                                                                                                          32,591,175
                                                                                                                        ------------
   FINANCE 12.3%
   A.G. Edwards Inc. .............................................................................           50,000        2,033,500
   Bank of America Corp. .........................................................................           95,000        5,320,000
   Citigroup Inc. ................................................................................           90,000        4,423,500
   Fleet Boston Financial Corp. ..................................................................          239,915        9,205,539
   Freddie Mac ...................................................................................          110,000        7,238,000
   JP Morgan Chase & Co. .........................................................................          143,250        6,873,135
   Lincoln National Corp. ........................................................................           74,000        3,415,840
   St. Paul Cos. Inc. ............................................................................           71,300        3,215,630
   Wachovia Corp. ................................................................................           40,000        2,432,000
   Washington Mutual Inc. ........................................................................          128,000        6,391,040
   Wells Fargo & Co. .............................................................................          120,000        5,636,400
                                                                                                                        ------------
                                                                                                                          56,184,584
                                                                                                                        ------------
   HEALTH TECHNOLOGY 6.0%
   Aventis SA, A, ADR (France) ...................................................................           60,000        4,614,000
   Bristol-Myers Squibb Co. ......................................................................          100,000        5,600,000
   Merck & Co. Inc. ..............................................................................           75,000        5,697,750
   Pharmacia Corp. ...............................................................................          135,000        7,055,100
   Schering-Plough Corp. .........................................................................          115,000        4,432,100
                                                                                                                        ------------
                                                                                                                          27,398,950
                                                                                                                        ------------
   NON-ENERGY MINERALS 1.1%
   Weyerhaeuser Co. ..............................................................................           90,000        5,087,700
                                                                                                                        ------------
   PROCESS INDUSTRIES 1.4%
   Dow Chemical Co. ..............................................................................          189,500        6,338,775
                                                                                                                        ------------
   PRODUCER MANUFACTURING 5.1%
   Avery Dennison Corp. ..........................................................................           60,000        3,364,200
   Emerson Electric Co. ..........................................................................           92,000        6,131,800
   General Electric Co. ..........................................................................           50,000        2,426,500
   Pitney Bowes Inc. .............................................................................          156,400        5,954,148
   TRW Inc. ......................................................................................          140,000        5,384,400
                                                                                                                        ------------
                                                                                                                          23,261,048
                                                                                                                        ------------
   REAL ESTATE 4.2%
   Equity Office Properties Trust ................................................................          210,000        5,995,500
   Equity Residential Properties Trust ...........................................................          111,300        5,842,137
   Glenborough Realty Trust Inc. .................................................................          225,700        3,927,180
   MeriStar Hospitality Corp. ....................................................................          170,000        3,417,000
                                                                                                                        ------------
                                                                                                                          19,181,817
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 3.0%
   Intimate Brands Inc. ..........................................................................          240,000     $  3,840,000
   Sears, Roebuck & Co. ..........................................................................          120,000        4,422,000
   Target Corp. ..................................................................................          135,000        5,190,750
                                                                                                                        ------------
                                                                                                                          13,452,750
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Automatic Data Processing Inc. ................................................................           46,000        2,495,500
   Electronic Data Systems Corp. .................................................................           81,000        5,224,500
                                                                                                                        ------------
                                                                                                                           7,720,000
                                                                                                                        ------------
   UTILITIES 3.2%
   National Fuel Gas Co. .........................................................................           84,600        4,754,520
   Reliant Energy Inc. ...........................................................................           69,400        3,438,770
   TXU Corp. .....................................................................................           97,900        4,303,684
   Vectren Corp. .................................................................................           95,000        2,150,800
                                                                                                                        ------------
                                                                                                                          14,647,774
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $284,273,645) .......................................................                       340,676,235
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 7.7%

   CONSUMER NON-DURABLES .6%
   Estee Lauder Automatic Common Exchange Security Trust II, 6.25%, cvt. pfd. ....................           36,300        2,776,950

   CONSUMER SERVICES 1.7%
   Cox Communications Inc., 7.00%, cvt. pfd. .....................................................           62,500        3,825,000
   MediaOne Group Inc., 7.00%, cvt. pfd. .........................................................          118,400        3,895,360
                                                                                                                        ------------
                                                                                                                           7,720,360
                                                                                                                        ------------
   FINANCE .9%
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           45,000        4,117,500
                                                                                                                        ------------
   HEALTH SERVICES 1.6%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           35,800        3,991,700
   Express Scripts Exchange Trust, 7.00% cvt. pfd. ...............................................           41,200        3,391,170
                                                                                                                        ------------
                                                                                                                           7,382,870
                                                                                                                        ------------
   PROCESS INDUSTRIES .8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           95,000        3,557,750
                                                                                                                        ------------
   TRANSPORTATION 1.1%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................          100,800        4,876,200
                                                                                                                        ------------
   UTILITIES 1.0%
   Duke Energy Corp., 8.25%, cvt. pfd., ..........................................................          160,000        4,656,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,231,929) .........................................                        35,087,630
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 9.1%
   COMMUNICATIONS 2.8%
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ...............................................     $  4,800,000     $  3,726,000
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ...............................................        4,250,000        4,681,587
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,500,000        4,426,875
                                                                                                                        ------------
                                                                                                                          12,834,462
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 3.1%
   Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............................................        2,250,000        3,099,375
   LSI Logic Corp., cvt., 4.25%, 3/15/04 .........................................................          790,000        1,171,175
   LSI Logic Corp., cvt., 4.00%, 2/15/05 .........................................................        1,875,000        1,577,344
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,750,000        2,579,063
   SCI Systems Inc., cvt., 3.00%, 3/15/07 ........................................................        4,750,000        3,835,625
   Siebel Systems Inc., cvt., 5.50%, 9/15/06 .....................................................          750,000        1,583,438
                                                                                                                        ------------
                                                                                                                          13,846,020
                                                                                                                        ------------
   HEALTH TECHNOLOGY 1.5%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        2,900,000        2,809,375
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                           6,806,875
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        3,000,000        5,257,500
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................        1,750,000        2,485,000
                                                                                                                        ------------
                                                                                                                           7,742,500
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $39,590,132) ....................................................                        41,229,857
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $355,095,706) 91.7% .........................................                       416,993,722
                                                                                                                        ------------
(a)REPURCHASE AGREEMENT 7.4%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $33,848,932) (COST $33,844,664) ..       33,844,664       33,844,664
    ABN Amro Inc. (Maturity Value $2,913,907)
    Barclays Capital Inc. (Maturity Value $2,913,907)
    Bear, Stearns & Co. Inc. (Maturity Value $1,665,090)
    BMO Nesbitt Burns Corp. (Maturity Value $2,913,907)
    BNP Paribas Securities Corp. (Maturity Value $2,913,907)
    Chase Securities Inc. (Maturity Value $2,913,907)
    Deutsche Bank Securities (Maturity Value $2,913,907)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,913,907)
    Lehman Brothers Inc. (Maturity Value $3,044,772)
    Morgan Stanley & Co. Inc. (Maturity Value $2,913,907)
    SG Cowen Securities Corp. (Maturity Value $2,913,907)
    UBS Warburg LLC (Maturity Value $2,913,907)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $388,940,370) 99.1% ...................................................                       450,838,386
   OTHER ASSETS, LESS LIABILITIES .9% ............................................................                         4,097,175
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $454,935,561
                                                                                                                        ------------


(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                          CLASS A
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001    ---------------------------------------------------------------
                                                    (UNAUDITED)         2000          1999         1998         1997         1996
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.98         $   7.72      $   8.25     $   8.41     $   8.65     $   8.31
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .26              .56           .58          .60          .60          .61
 Net realized and unrealized gains (losses) ...           .06             (.70)         (.51)        (.15)        (.22)         .33
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .32             (.14)          .07          .45          .38          .94
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.30)            (.29)         (.58)        (.61)        (.62)        (.60)
 Tax return of capital ........................            --             (.31)           --           --           --           --
 Net realized gains ...........................            --               --          (.02)          --           --           --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.30)            (.60)         (.60)        (.61)        (.62)        (.60)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $   7.00         $   6.98      $   7.72     $   8.25     $   8.41     $   8.65
                                                  ==================================================================================

Total return(b) ...............................          4.58%           (1.93)%         .90%        5.57%        4.31%       11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 69,794         $ 69,945      $ 85,004     $110,876     $118,348     $137,626
Ratios to average net assets:
 Expenses .....................................          1.09%(c)         1.12%         1.06%         .96%         .90%         .85%
 Net investment income ........................          7.39%(c)         7.62%         7.28%        7.17%        6.97%        7.68%
Portfolio turnover rate .......................         17.56%          138.13%        61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                            CLASS C
                                                   ---------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)         2000         1999         1998         1997         1996
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $  6.99         $  7.73      $  8.26      $  8.41      $  8.65      $  8.31
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................            .24             .53          .54          .55          .55          .56
 Net realized and unrealized gains (losses) ....            .06            (.71)        (.51)        (.14)        (.22)         .33
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............            .30            (.18)         .03          .41          .33          .89
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           (.28)           (.25)        (.54)        (.56)        (.57)        (.55)
 Tax return of capital .........................             --            (.31)          --           --           --           --
 Net realized gains ............................             --              --         (.02)          --           --           --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................           (.28)           (.56)        (.56)        (.56)        (.57)        (.55)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................        $  7.01         $  6.99      $  7.73      $  8.26      $  8.41      $  8.65
                                                   =================================================================================

Total return(b) ................................           4.31%          (2.43)%        .36%        5.12%        3.74%       11.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $ 4,130         $ 3,383      $ 4,744      $ 5,710      $ 4,473      $ 3,700
Ratios to average net assets:
 Expenses ......................................           1.61%(c)        1.64%        1.59%        1.49%        1.46%        1.40%
 Net investment income .........................           6.88%(c)        7.11%        6.77%        6.64%        6.43%        7.17%
Portfolio turnover rate ........................          17.56%         138.13%       61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                          --------------------------------------------------------------------------

                                                           SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2001    ------------------------------------------------------
                                                             (UNAUDITED)         2000          1999          1998         1997(d)
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  6.98          $  7.73       $  8.26       $  8.41       $  8.71
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................           .27              .59           .59           .62           .49
 Net realized and unrealized gains (losses) ...........           .07             (.73)         (.51)         (.15)         (.28)
                                                          --------------------------------------------------------------------------
Total from investment operations ......................           .34             (.14)          .08           .47           .21
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................          (.31)            (.30)         (.59)         (.62)         (.51)
 Tax return of capital ................................            --             (.31)           --            --            --
 Net realized gains ...................................            --               --          (.02)           --            --
                                                          --------------------------------------------------------------------------
Total distributions ...................................          (.31)            (.61)         (.61)         (.62)         (.51)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................       $  7.01          $  6.98       $  7.73       $  8.26       $  8.41
                                                          ==========================================================================

Total return(b) .......................................          4.79%           (1.94)%        1.03%         5.81%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $    91          $    84       $   694       $   829       $   741
Ratios to average net assets:
 Expenses .............................................           .96%(c)         1.00%          .94%          .85%          .82%(c)
 Net investment income ................................          7.67%(c)         7.80%         7.43%         7.30%         7.08%(c)
Portfolio turnover rate ...............................         17.56%          138.13%        61.50%        49.93%       193.30%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to October 31, 1997.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 95.1%
       AUSTRALIA 4.2%
       Government of Australia, 10.00%, 10/15/07 ..............................            2,438,000  AUD             $ 1,540,194
       Queensland Treasury Corp., 6.50%, 6/14/05 ..............................            2,979,000  AUD               1,576,364
                                                                                                                      -----------
                                                                                                                        3,116,558
                                                                                                                      -----------
       BELGIUM 4.0%
       Kingdom of Belgium:
         8.50%, 10/01/07 ......................................................            1,488,000  EUR               1,553,999
         7.50%, 7/29/08 .......................................................            1,400,000  EUR               1,406,615
                                                                                                                      -----------
                                                                                                                        2,960,614
                                                                                                                      -----------
       BRAZIL 9.7%
       Government of Brazil:
         FRN, 5.6875%, 4/15/09 ................................................            3,717,647                    3,039,176
         14.50%, 10/15/09 .....................................................            1,855,000                    1,966,300
         Series L, cvt., FRN, 5.6875%, 4/15/12 ................................            1,250,000                      887,113
         10.125%, 5/15/27 .....................................................            1,700,000                    1,269,475
                                                                                                                      -----------
                                                                                                                        7,162,064
                                                                                                                      -----------
       CANADA 2.8%
       Government of Canada, 10.00%, 5/01/02 ..................................            3,005,000  CAD               2,059,105
                                                                                                                      -----------

       DENMARK 1.7%
       Kingdom of Denmark, 8.00%, 3/15/06 .....................................            9,357,000  DKK               1,245,333
                                                                                                                      -----------

       FRANCE 5.8%
       Government of France:
         8.25%, 2/27/04 .......................................................            1,279,000  EUR               1,237,193
         8.50%, 10/25/08 ......................................................            2,806,000  EUR               3,019,515
                                                                                                                      -----------
                                                                                                                        4,256,708
                                                                                                                      -----------
       GERMANY 11.0%
       Federal Republic of Germany:
         Series 96, 6.00%, 1/05/06 ............................................            2,914,364  EUR               2,715,753
         Series 97, 6.00%, 1/04/07 ............................................            4,080,109  EUR               3,839,311
       Kreditanstalt Fuer Wiederaufbau, 5.00%, 7/04/11 ........................            1,846,000  EUR               1,592,954
                                                                                                                      -----------
                                                                                                                        8,148,018
                                                                                                                      -----------
       ITALY 7.3%
       Buoni Poliennali del Tesoro, 6.75%, 7/01/07 ............................            1,825,000  EUR               1,757,095
       Government of Italy:
         10.50%, 4/01/05 ......................................................            2,763,040  EUR               2,926,744
         5.00%, 5/01/08 .......................................................              835,000  EUR                 733,976
                                                                                                                      -----------
                                                                                                                        5,417,815
                                                                                                                      -----------
       MEXICO 4.5%
       United Mexican States:
         9.875%, 1/15/07 ......................................................              675,000                      728,663
         8.625%, 3/12/08 ......................................................              565,000                      576,300
         11.375%, 9/15/16 .....................................................            1,760,000                    2,061,840
                                                                                                                      -----------
                                                                                                                        3,366,803
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       NETHERLANDS 3.2%
       Cellco Finance NV, 15.00%, 8/01/05 ......................................         $ 1,300,000                   $  951,438
       Government of Netherlands, 7.75%, 3/01/05 ...............................           1,485,000  EUR               1,447,584
                                                                                                                      -----------
                                                                                                                        2,399,022
                                                                                                                      -----------
       NEW ZEALAND 2.2%
       Government of New Zealand, 8.00%, 11/15/06 ..............................           3,623,000  NZD               1,613,070
                                                                                                                      -----------
       PANAMA .8%
       Republic of Panama, 8.875%, 9/30/27 .....................................             650,000                      578,500
                                                                                                                      -----------
       SOUTH KOREA 3.5%
       Hanvit Bank, 144A, 12.75%, 3/01/10 ......................................             770,000                      793,100
       Republic of Korea, 8.875%, 4/15/08 ......................................           1,660,000                    1,827,046
                                                                                                                      -----------
                                                                                                                        2,620,146
                                                                                                                      -----------
       SPAIN 2.7%
       Government of Spain, 8.80%, 4/30/06 .....................................           1,932,855  EUR               1,992,196
                                                                                                                      -----------
       SWEDEN 3.1%
       Kingdom of Sweden, 10.25%, 5/05/03 ......................................          21,500,000  SEK               2,325,787
                                                                                                                      -----------
       TURKEY 4.7%
       Republic of Turkey:
         Reg S, 10.00%, 9/19/07 ................................................             162,000                      142,155
         12.375%, 6/15/09 ......................................................           1,744,000                    1,569,600
         11.875%, 1/15/30 ......................................................           2,150,000                    1,771,063
                                                                                                                      -----------
                                                                                                                        3,482,818
                                                                                                                      -----------
       UNITED KINGDOM 3.4%
       United Kingdom:
         7.50%, 12/07/06 .......................................................             500,000                      794,773
         8.50%, 7/16/07 ........................................................           1,005,000  GBP               1,683,268
                                                                                                                      -----------
                                                                                                                        2,478,041
                                                                                                                      -----------
       UNITED STATES 13.1%
       FNMA, 5.25%, 1/15/09 ....................................................           3,609,000                    3,474,385
       KFW International Finance Inc., 6.125%, 7/08/02 .........................             221,000                      224,665
       U.S. Treasury Bond, 5.25%, 11/15/28 .....................................           3,364,000                    3,063,988
       U.S. Treasury Note, 7.25%, 8/15/04 ......................................           2,714,000                    2,921,835
                                                                                                                      -----------
                                                                                                                        9,684,873
                                                                                                                      -----------
       VENEZUELA 7.4%
       Republic of Venezuela:
         144A, 9.125%, 6/18/07 .................................................           1,220,000                    1,058,711
         9.25%, 9/15/27 ........................................................           6,430,000                    4,448,755
                                                                                                                      -----------
                                                                                                                        5,507,466
                                                                                                                      -----------
       TOTAL LONG TERM INVESTMENTS (COST $83,650,263) ..........................                                       70,414,937
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)    REPURCHASE AGREEMENT 3.3%
       Dresdner Kleinwort Benson, North America LLC, 4.45%, 5/01/01
         (Maturity Value $2,405,297) (COST $2,405,000)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
         Government Agency Securities .........................................            $2,405,000                 $ 2,405,000
                                                                                                                      -----------
       TOTAL INVESTMENTS (COST $86,055,263) 98.4% .............................                                        72,819,937
       OTHER ASSETS, LESS LIABILITIES 1.6% ....................................                                         1,195,283
                                                                                                                      -----------
       TOTAL NET ASSETS 100.0% ................................................                                       $74,015,220
                                                                                                                      -----------



CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATIONS:
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note


(a)  See Note 1(c) regarding repurchase agreement.

*    The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                     CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001     -------------------------------------------------------------
                                                    (UNAUDITED)          2000          1999        1998         1997         1996
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $  10.09          $  10.11     $  10.46     $  10.29     $  10.28     $  10.35
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                .28               .57          .53          .54          .57          .58
 Net realized and unrealized gains (losses)              .23                --         (.38)         .19          .02         (.08)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                         .51               .57          .15          .73          .59          .50
                                                 ----------------------------------------------------------------------------------
Less distributions from net investment income           (.29)             (.59)        (.50)        (.56)        (.58)        (.57)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period                      $  10.31          $  10.09     $  10.11     $  10.46     $  10.29     $  10.28
                                                 ==================================================================================

Total return(b)                                         5.11%             5.86%        1.51%        7.38%        5.88%        4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $158,353          $141,646     $176,114     $224,132     $192,051     $196,042
Ratios to average net assets:
 Expenses                                                .88%(c)           .85%         .79%         .78%         .78%         .74%
 Net investment income                                  5.54%(c)          5.66%        5.18%        5.24%        5.51%        5.64%
Portfolio turnover rate                                27.97%            56.80%       64.26%       37.70%       40.56%       72.62%

(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                     ADVISOR CLASS
                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2001     ------------------------------------------------------------
                                                     (UNAUDITED)          2000            1999            1998           1997(d)
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $   10.08          $   10.10       $   10.45       $   10.30       $   10.24
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                 .29                .57             .54             .57             .47
 Net realized and unrealized gains (losses)               .23                .01            (.38)            .16             .07
                                                   --------------------------------------------------------------------------------
Total from investment operations                          .52                .58             .16             .73             .54
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income            (.30)              (.60)           (.51)           (.58)           (.48)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period                      $   10.30          $   10.08       $   10.10       $   10.45       $   10.30
                                                   ================================================================================

Total return(b)                                          5.16%              5.97%           1.62%           7.38%           5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $   1,043          $   1,483       $   1,367       $   3,644       $     385
Ratios to average net assets:
 Expenses                                                 .78%(c)            .75%            .69%            .69%            .70%(c)
 Net investment income                                   5.62%(c)           5.76%           5.26%           5.28%           5.35%(c)
Portfolio turnover rate                                 27.97%             56.80%          64.26%          37.70%          40.56%


(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    AGENCY BONDS 31.5%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 12.9%
    5.50%, 5/15/02                                                                       $ 5,000,000                $  5,058,070
    6.52%, 1/02/02                                                                         5,000,000                   5,071,425
    7.00%, 3/15/10                                                                         9,700,000                  10,365,469
                                                                                                                     ------------
                                                                                                                      20,494,964
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 18.6%
    5.75%, 4/15/03                                                                         7,000,000                   7,141,428
    6.19%, 2/19/09                                                                         3,500,000                   3,470,478
    6.625%,10/15/07                                                                       15,000,000                  15,774,974
    7.125%, 3/15/07                                                                        3,000,000                   3,235,935
                                                                                                                     ------------
                                                                                                                      29,622,815
                                                                                                                     ------------
    TOTAL AGENCY BONDS (COST $49,312,037)                                                                             50,117,779
                                                                                                                     ------------
    MORTGAGE BACKED SECURITIES 54.9%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 4.2%
    FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13                                           6,522,862                   6,695,989
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 42.7%
    FNMA 7 year balloon, 6.00%, 4/01/04                                                    9,518,229                   9,684,252
    FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06                                        18,482,552                  18,866,175
    FNMA 15 year, 6.50%, 12/01/08 - 2/01/12                                               14,958,717                  15,181,608
    FNMA 15 year, 7.00%, 7/01/12 - 12/01/14                                                8,755,336                   8,979,565
    FNMA 15 year, 7.50%, 1/01/15 - 3/01/16                                                15,505,532                  15,328,319
                                                                                                                     ------------
                                                                                                                      68,039,917
                                                                                                                     ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.0%
    GNMA 15 year, 6.50%, 10/15/13 - 7/15/14                                                8,314,810                   8,449,213
    GNMA 15 year, 7.50%, 10/15/14 - 12/15/14                                               4,152,498                   4,313,494
                                                                                                                      12,762,707
                                                                                                                     ------------
    TOTAL MORTGAGE BACKED SECURITIES (COST $85,228,606)                                                               87,498,615
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $134,540,643)                                                                  137,616,394
                                                                                                                     ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT 12.9%
    Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,600,218)
      (COST $20,597,620)                                                                 $20,597,620                 $ 20,597,620
      ABN Amro Inc. (Maturity Value $1,773,383)
      Barclays Capital Inc. (Maturity Value $1,773,383)
      Bear, Stearns & Co. Inc. (Maturity Value $1,013,360)
      BMO Nesbitt Burns Corp. (Maturity Value $1,773,383)
      BNP Paribas Securities Corp. (Maturity Value $1,773,383)
      Chase Securities Inc. (Maturity Value $1,773,383)
      Deutsche Bank Securities (Maturity Value $1,773,383)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,773,383)
      Lehman Brothers Inc. (Maturity Value $1,853,028)
      Morgan Stanley & Co. Inc. (Maturity Value $1,773,383)
      SG Cowen Securities Corp. (Maturity Value $1,773,383)
      UBS Warburg LLC (Maturity Value $1,773,383)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                                     ------------
     TOTAL INVESTMENTS (COST $155,138,263) 99.3%                                                                      158,214,014
     OTHER ASSETS, LESS LIABILITIES .7%                                                                                 1,182,129
                                                                                                                     ------------
     NET ASSETS 100.0%                                                                                               $159,396,143
                                                                                                                     ------------


(a)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                    FRANKLIN                               FRANKLIN GLOBAL     SHORT-INTERMEDIATE
                                                   CONVERTIBLE        FRANKLIN EQUITY        GOVERNMENT          U.S. GOVERNMENT
                                                 SECURITIES FUND        INCOME FUND          INCOME FUND         SECURITIES FUND
                                                 ------------------------------------------------------------------------------
Assets:
 Investments in securities:
 Cost .....................................        $184,938,238        $ 355,095,706         $ 83,650,263         $ 134,540,643
                                                 ------------------------------------------------------------------------------
 Value ....................................         201,936,646          416,993,722           70,414,937           137,616,394
Repurchase agreements, at value and cost ..          20,427,012           33,844,664            2,405,000            20,597,620
Cash ......................................                  --                   --                   89                    --
Receivables:
 Investment securities sold ...............           2,531,445            8,572,285                   --                    --
 Capital shares sold ......................           1,711,993              978,570               50,040             1,183,987
 Dividends and interest ...................           1,872,832            1,050,495            1,799,333               921,303
                                                 ------------------------------------------------------------------------------
    Total assets ..........................         228,479,928          461,439,736           74,669,399           160,319,304
                                                 ------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........           4,149,800            5,311,582                   --                    --
  Capital shares redeemed .................           1,118,082              423,375              472,948               712,248
  Affiliates ..............................             198,034              409,216               84,359               106,187
  Shareholders ............................              58,675              215,129               65,647                87,472
Other liabilities .........................              62,045              144,873               31,225                17,254
                                                 ------------------------------------------------------------------------------
    Total liabilities .....................           5,586,636            6,504,175              654,179               923,161
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......        $    312,886        $    (338,526)        $   (382,801)        $      25,599
 Net unrealized appreciation (depreciation)          16,998,408           61,898,016          (13,263,652)            3,075,751
 Accumulated net realized gain (loss) .....           5,980,559           24,684,572           (4,699,373)           (7,635,921)
 Capital shares ...........................         199,601,439          368,691,499           92,361,046           163,930,714
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ==============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)


                                                                                                                   FRANKLIN
                                                                                                   FRANKLIN         SHORT-
                                                                 FRANKLIN                           GLOBAL       INTERMEDIATE
                                                               CONVERTIBLE     FRANKLIN EQUITY     GOVERNMENT   U.S. GOVERNMENT
                                                             SECURITIES FUND     INCOME FUND      INCOME FUND   SECURITIES FUND
                                                             ------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................     $   177,983,288     $365,453,441     $69,794,257     $158,352,849
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................          11,686,479       18,416,750       9,973,952       15,361,227
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.23     $      19.84     $      7.00     $      10.31
                                                             ------------------------------------------------------------------
 Maximum offering price per share (net asset value per
  share / 94.25%, 94.25%, 95.75%, 97.75%, respectively)      $         16.16     $      21.05     $      7.31     $      10.55
                                                             ------------------------------------------------------------------
CLASS B:
 Net assets, at value ..................................                  --     $  8,501,713              --               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --          429,770              --               --
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share(a)                  --     $      19.78              --               --
                                                             ------------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................     $    44,910,004     $ 80,980,407     $ 4,129,859               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................           2,961,472        4,092,470         589,482               --
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.16     $      19.79     $      7.01               --
                                                             ------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99%) .....................     $         15.31     $      19.99     $      7.08               --
                                                             ------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ..................................                  --               --     $    91,104     $  1,043,294
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --               --          13,002          101,307
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share ..                  --               --     $      7.01     $      10.30
                                                             ------------------------------------------------------------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                                                                    FRANKLIN          SHORT-
                                                            FRANKLIN                                GLOBAL         INTERMEDIATE
                                                          CONVERTIBLE       FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                        SECURITIES FUND       INCOME FUND         INCOME FUND      SECURITIES FUND
                                                        --------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................       $ 3,026,507        $  5,628,272        $        --        $       --
 Interest ..........................................         2,729,305           1,574,907          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
      Total investment income ......................         5,755,812           7,203,179          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           559,041           1,106,881            234,706           439,181
 Distribution fees (Note 3)
  Class A ..........................................           195,785             428,966             45,725            72,335
  Class B ..........................................                --              29,925                 --                --
  Class C ..........................................           185,819             379,809             12,008                --
 Transfer agent fees (Note 3) ......................           151,629             455,736             78,600            77,724
 Custodian fees ....................................               655               1,515             13,500               409
 Reports to shareholders ...........................            14,818              34,623                 --             9,115
 Registration and filing fees ......................            13,549              25,746             27,700            42,657
 Professional fees .................................             8,516              14,531              5,500             4,407
 Trustees' fees and expenses .......................             6,093              13,135              2,100             4,899
 Other .............................................             3,844               4,639                 --             5,441
                                                        --------------------------------------------------------------------------
      Total expenses ...............................         1,139,749           2,495,506            419,839           656,168
                                                        --------------------------------------------------------------------------
       Net investment income .......................         4,616,063           4,707,673          2,767,601         4,095,886
                                                        --------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .....................................         5,981,446          25,360,217         (2,069,938)          403,707
   Foreign currency transactions ...................                --                  --            (57,339)               --
                                                        --------------------------------------------------------------------------
      Net realized gain (loss) .....................         5,981,446          25,360,217         (2,127,277)          403,707
 Net unrealized appreciation (depreciation) on:
  Investments ......................................        (3,723,623)        (14,189,597)         2,609,245         2,785,626
  Translation of assets and liabilities denominated
   in foreign currencies ...........................                --                  --             49,556                --
                                                        --------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) ...        (3,723,623)        (14,189,597)         2,658,801         2,785,626
                                                        --------------------------------------------------------------------------
Net realized and unrealized gain ...................         2,257,823          11,170,620            531,524         3,189,333
                                                        --------------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 6,873,886        $ 15,878,293        $ 3,299,125        $7,285,219
                                                        ==========================================================================


(a) Net of foreign taxes and fees of $31,765 and $6,189 for the Franklin Equity Income Fund and Franklin Global Government Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000


                                                  FRANKLIN CONVERTIBLE SECURITIES FUND         FRANKLIN EQUITY INCOME FUND
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED        YEAR ENDED       SIX MONTHS ENDED          YEAR ENDED
                                                  APRIL 30, 2001       OCTOBER 31, 2000     APRIL 30, 2001       OCTOBER 31, 2000
                                                 --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   4,616,063        $   8,559,985        $   4,707,673        $  11,430,829
  Net realized gain ........................           5,981,446           12,144,775           25,360,217            9,149,345
  Net unrealized appreciation (depreciation)
   on investments ..........................          (3,723,623)          24,938,138          (14,189,597)          29,128,699
                                                 --------------------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .....................           6,873,886           45,642,898           15,878,293           49,708,873
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (4,738,945)          (6,243,372)          (4,642,604)          (9,602,977)
   Class B .................................                  --                   --              (58,253)             (65,751)
   Class C .................................            (984,215)          (1,171,254)            (731,268)          (1,418,498)
  Net realized gains:
   Class A .................................          (6,685,876)                  --           (7,463,039)         (25,502,552)
   Class B .................................                  --                   --             (111,581)            (173,233)
   Class C .................................          (1,556,622)                  --           (1,589,225)          (5,214,780)
                                                 --------------------------------------------------------------------------------
 Total distributions to shareholders .......         (13,965,658)          (7,414,626)         (14,595,970)         (41,977,791)
 Capital share transactions: (Note 2)
   Class A .................................          24,668,342           (2,076,617)          19,761,014          (47,629,933)
   Class B .................................                  --                   --            3,923,951            1,786,312
   Class C .................................          10,661,626             (552,181)           7,401,562          (10,134,574)
                                                 --------------------------------------------------------------------------------
 Total capital share transactions ..........          35,329,968           (2,628,798)          31,086,527          (55,978,195)
      Net increase (decrease) in net assets           28,238,196           35,599,474           32,368,850          (48,247,113)
Net assets:
 Beginning of period .......................         194,655,096          159,055,622          422,566,711          470,813,824
                                                 --------------------------------------------------------------------------------
 End of period .............................       $ 222,893,292        $ 194,655,096        $ 454,935,561        $ 422,566,711
                                                 ================================================================================
Undistributed net investment income included
  in net assets:
    End of period ..........................       $     312,886        $   1,419,983        $    (338,526)       $     385,926
                                                 --------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000

                                                                   FRANKLIN GLOBAL             FRANKLIN SHORT-INTERMEDIATE
                                                              GOVERNMENT INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED         YEAR ENDED
                                                      APRIL 30, 2001     OCTOBER 31, 2000     APRIL 30, 2001      OCTOBER 31, 2000
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................       $  2,767,601        $  6,206,100        $   4,095,886        $   8,897,646
  Net realized gain (loss) from investments and
   foreign currency transactions ...............         (2,127,277)         (5,568,260)             403,707           (2,364,551)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies          2,658,801          (2,064,774)           2,785,626            2,139,300
                                                     -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............          3,299,125          (1,426,934)           7,285,219            8,672,395
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................         (2,999,700)         (3,037,241)          (4,211,006)          (9,213,924)
   Class C .....................................           (146,603)           (146,866)                  --                   --
   Advisor Class ...............................             (4,099)             (7,276)             (37,043)             (93,801)
 Tax return of capital:
   Class A .....................................                 --          (3,227,571)                  --                   --
   Class C .....................................                 --            (156,069)                  --                   --
   Advisor Class ...............................                 --              (7,733)                  --                   --
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders ...........         (3,150,402)         (6,582,756)          (4,248,049)          (9,307,725)
 Capital share transactions: (Note 2)
   Class A .....................................           (323,111)         (7,456,695)          13,707,772          (33,839,480)
   Class C .....................................            771,170            (968,014)                  --                   --
   Advisor Class ...............................              5,932            (595,804)            (477,494)             122,593
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ..............            453,991          (9,020,513)          13,230,278          (33,716,887)
      Net increase (decrease) in net assets ....            602,714         (17,030,203)          16,267,448          (34,352,217)
Net assets:
 Beginning of period ...........................         73,412,506          90,442,709          143,128,695          177,480,912
                                                     -----------------------------------------------------------------------------
 End of period .................................       $ 74,015,220        $ 73,412,506        $ 159,396,143        $ 143,128,695
                                                     =============================================================================
Undistributed net investment income included
  in net assets:
   End of period ...............................       $   (382,801)       $         --        $      25,599        $     177,762
                                                     =============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All funds included in this report are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
--------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

On March 20, 2001, the Board of Trustees for the Trust approved a proposal to merge Franklin Global Government Income Fund into the Templeton Global Bond Fund, subject to approval by the Shareholders of Franklin Global Government Income Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Franklin Convertible Securities Fund, Franklin Equity Income Fund, and Franklin Short-Intermediate U.S. Government Securities Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Franklin Global Government Income Fund may

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. REPURCHASE AGREEMENTS: (CONT.)

enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Franklin Global Government Income Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all repurchase agreements held by the Funds had been entered into on that date.

d. FOREIGN CURRENCY CONTRACTS:

When the Franklin Global Government Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally excepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Funds. As of April 30, 2001, the Funds estimate the current cumulative adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of their investments as listed below:

                                                     ESTIMATED COST
                                                        DECREASE
        -------------------------------------------------------------
        Franklin Convertible Securities Fund           $  269,630
        Franklin Equity Income Fund                    $  313,327
        Franklin Global Government Income Fund         $1,980,746

As permitted, the revised Guide has been implemented early by the Franklin Short-Intermediate U.S. Government Securities Fund for the fiscal year ended October 31, 2001. Prior to November 1, 2000, paydown gains and losses were included in realized gains and losses. The Fund recorded $100,825 as an adjustment to interest income for paydown gains and losses and decreased the recorded cost of its investments by $50,599 due to amortization during the period ended April 30, 2001.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                   CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

62


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                          CONVERTIBLE SECURITIES FUND                   EQUITY INCOME FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES               AMOUNT              SHARES                AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................          2,946,990         $  44,221,108           3,144,149         $  61,100,951
 Shares issued in reinvestment of distributions            642,030             9,351,565             526,862            10,162,135
 Shares redeemed ..............................         (1,892,829)          (28,904,331)         (2,641,490)          (51,502,072)
                                                       ---------------------------------------------------------------------------
 Net increase .................................          1,696,191         $  24,668,342           1,029,521         $  19,761,014
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................         10,080,650         $ 157,264,142           6,142,019         $ 110,209,796
 Shares issued in reinvestment of distributions            317,324             4,788,259           1,738,950            30,426,262
 Shares redeemed ..............................        (10,592,868)         (164,129,018)        (10,594,274)         (188,265,991)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................           (194,894)        $  (2,076,617)         (2,713,305)        $ (47,629,933)
                                                       ---------------------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2001
 Shares sold ..................................                                                      245,168         $   4,760,240
 Shares issued in reinvestment of distributions                                                        7,702               148,076
 Shares redeemed ..............................                                                      (51,255)             (984,365)
                                                                                                  --------------------------------
 Net increase .................................                                                      201,615         $   3,923,951
                                                                                                  ================================
Year ended October 31, 2000 ...................
 Shares sold ..................................                                                      149,977         $   2,694,173
 Shares issued in reinvestment of distributions                                                       12,578               219,914
 Shares redeemed ..............................                                                      (64,499)           (1,127,775)
                                                                                                  --------------------------------
 Net increase .................................                                                       98,056         $   1,786,312
                                                                                                  --------------------------------
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................            767,105         $  11,369,614             810,698         $  15,751,441
 Shares issued in reinvestment of distributions            144,463             2,092,865             106,861             2,054,350
 Shares redeemed ..............................           (190,036)           (2,800,853)           (538,025)          (10,404,229)
                                                       ---------------------------------------------------------------------------
 Net increase .................................            721,532         $  10,661,626             379,534         $   7,401,562
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................            501,333         $   7,691,322             958,482         $  17,287,634
 Shares issued in reinvestment of distributions             60,362               908,242             345,903             6,026,937
 Shares redeemed ..............................           (616,352)           (9,151,745)         (1,893,621)          (33,449,145)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................            (54,657)        $    (552,181)           (589,236)        $ (10,134,574)
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              GLOBAL GOVERNMENT                      SHORT-INTERMEDIATE
                                                                  INCOME FUND                  U.S. GOVERNMENT SECURITIES FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES              AMOUNT              SHARES               AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           919,626         $  6,620,040           7,445,078         $  76,477,308
 Shares issued in reinvestment of distributions           263,666            1,881,516             292,178             3,004,189
 Shares redeemed ..............................        (1,230,218)          (8,824,667)         (6,413,097)          (65,773,725)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (46,926)        $   (323,111)          1,324,159         $  13,707,772
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................         2,807,470         $ 20,750,963          26,702,261         $ 266,291,754
 Shares issued in reinvestment of distributions           506,750            3,731,017             643,040             6,423,650
 Shares redeemed ..............................        (4,301,357)         (31,938,675)        (30,735,289)         (306,554,884)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................          (987,137)        $ (7,456,695)         (3,389,988)        $ (33,839,480)
                                                       ============================================================================
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           142,938         $  1,037,398
 Shares issued in reinvestment of distributions            12,884               92,061
 Shares redeemed ..............................           (50,470)            (358,289)
                                                       --------------------------------
 Net increase .................................           105,352         $    771,170
                                                       --------------------------------
Year ended October 31, 2000
 Shares sold ..................................           118,514         $    879,309
 Shares issued in reinvestment of distributions            24,891              183,648
 Shares redeemed ..............................          (272,964)          (2,030,971)
                                                       --------------------------------
 Net decrease .................................          (129,559)        $   (968,014)
                                                       =================================
ADVISOR CLASS:
Six months ended April 30, 2001
 Shares sold ..................................             3,592         $     25,675              76,010         $     771,132
 Shares issued in reinvestment of distributions               528                3,772               3,180                32,587
 Shares redeemed ..............................            (3,217)             (23,515)           (125,032)           (1,281,213)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................               903         $      5,932             (45,842)        $    (477,494)
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................             4,521         $     34,577              62,186         $     625,861
 Shares issued in reinvestment of distributions             1,953               14,697               8,177                81,588
 Shares redeemed ..............................           (84,260)            (645,078)            (58,653)             (584,856)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (77,786)        $   (595,804)             11,710         $     122,593
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                           AFFILIATION
        --------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin Templeton Services, LLC (FT Services)                   Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
        Templeton Investment Counsel, LLC (TIC)                          Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
      ----------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under a subadvisory agreement, TIC provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                   CLASS A     CLASS B      CLASS C
        ----------------------------------------------------------------------------------------
        Convertible Securities Fund                              .25%        --           1.00%
        Equity Income Fund                                       .25%      1.00%          1.00%
        Global Government Income Fund                            .15%        --            .65%
        Short-Intermediate U.S. Government Securities Fund       .10%        --             --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                     GLOBAL        SHORT-INTERMEDIATE
                                                CONVERTIBLE        EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                              SECURITIES FUND    INCOME FUND       INCOME FUND      SECURITIES FUND
                                              -------------------------------------------------------------------------
Net commissions paid ..................           $38,995          $245,482           $7,842            $14,893
Contingent deferred sales charges .....           $ 1,612          $ 57,182            $ 476            $15,044

The Funds paid transfer agent fees of $763,689, of which $557,257 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At October 31, 2000, the Global Government Income Fund and the
Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        GLOBAL       SHORT-INTERMEDIATE
                                                      GOVERNMENT       U.S. GOVERNMENT
                                                     INCOME FUND       SECURITIES FUND
                                                     -----------------------------------
        Capital loss carryovers expiring in:
         2002                                        $       --          $1,788,818
         2003                                                --           3,564,637
         2004                                                --             300,618
         2007                                                --              21,004
         2008                                          1,358,201          2,364,551
                                                     -----------------------------------
                                                      $1,358,201         $8,039,628
                                                     ===================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                 GLOBAL        SHORT-INTERMEDIATE
                                                   CONVERTIBLE              EQUITY             GOVERNMENT        U.S. GOVERNMENT
                                                  SECURITIES FUND        INCOME FUND          INCOME FUND        SECURITIES FUND
                                                 ----------------------------------------------------------------------------------
Investments at cost ......................        $ 206,106,540         $ 389,359,744         $ 86,773,287       $ 155,138,263
                                                 ==================================================================================
Unrealized appreciation ..................        $  26,130,424         $  71,857,174         $    225,266       $   3,289,363
Unrealized depreciation ..................           (9,873,306)          (10,378,532)         (14,178,616)           (213,612)
                                                 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $  16,257,118         $  61,478,642         $(13,953,350)      $   3,075,751
                                                 ==================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                                                             GLOBAL       SHORT-INTERMEDIATE
                                   CONVERTIBLE             EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                 SECURITIES FUND        INCOME FUND        INCOME FUND      SECURITIES FUND
                                ------------------------------------------------------------------------------
Purchases........                  $185,752,511        $229,470,987        $13,204,650        $38,908,701
Sales ...........                  $168,207,433        $216,918,648        $12,324,785        $44,710,110

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 14.63% and 6.5%, respectively, of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

                       This page intentionally left blank.

                       This page intentionally left blank.

SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2001.

The six-month period under review was marked by economic uncertainty, falling interest rates and ongoing stock market volatility. A difficult economic and business climate spooked many investors as global economic growth slowed and many domestic corporations announced earnings disappointments and employee layoffs. Gross domestic product (GDP) growth fell sharply from earlier in 2000 as fourth quarter 2000 GDP recorded 1.0% annualized growth, its lowest level in more than five years. In December 2000, due to continuing recessionary signs and financial concerns, the Federal Reserve Board (the Fed) reversed its previous tightening bias, and in January 2001 the Fed began aggressively reducing the federal funds target rate, thus lowering borrowing costs. By April 30, 2001, the Fed had made four separate cuts of one-half percent each. Near period-end, some worries surfaced that the Fed's actions might fuel inflation. Consumer confidence, although falling from 2000 highs, remained surprisingly resilient; however, GDP growth increased to just a 1.3% annual rate for first quarter 2001.



CONTENTS

Shareholder Letter .......................................................     1

Fund Reports

  Franklin Adjustable U.S. Government Securities Fund ....................     4

  Franklin Total Return Fund .............................................     9

Financial Highlights & Statements of Investments .........................    16

Financial Statements .....................................................    25

Notes to Financial Statements ............................................    29


FUND CATEGORY
[PYRAMID GRAPHIC]

"... Stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. ..."


Domestic equity markets, following a dismal 2000, particularly for technology-related stocks, continued to experience sometimes severe volatility and relatively poor performance. For the six months ended April 30, 2001, the Dow Jones(R) Industrial Average posted a -1.44% return. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index and Nasdaq Composite Index returned -12.07% and -36.97% during the same time. In a reversal from the previous few years, value stocks generally outperformed growth stocks during the period. For example, the S&P(R) Barra Value Index returned -0.42% compared with the S&P Barra Growth Index's -23.08% plunge for the six-month period.(1)

During the period under review, debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds, which, combined with falling interest rates, pushed up bond prices. For the six months ended April 30, 2001, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 7.29%, while the 10-year Treasury note posted a 4.94% return during the same period.(2) High yield bonds performed well in late 2000 and early 2001, then fell significantly before again rallying toward the end of the period.

1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The S&P Barra Value Index contains S&P 500 Index companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. The S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields, and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

2. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,


[Signature of Charles B. Johnson]

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-guaranteed, mortgage-backed securities.(1)
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW
The six months ended April 30, 2001, witnessed slowing domestic economic growth from the high levels experienced in early 2000. The threat of this slowdown's effect on consumer wealth and confidence prompted the Federal Reserve Board (the
Fed) to take aggressive action to keep the economy from slipping into a recession. By period-end, the Fed had lowered short-term interest rates a total of 200 basis points (2.0%). This resulted in a steeper yield curve as long-term interest rates declined much less than short-term rates. For example, the 2-year Treasury note yield declined from 5.91% at the beginning of the period to 4.28% on April 30, 2001, while the 10-year Treasury note yield only fell from 5.75% to 5.34%. The 10-year Treasury yield dropped as low as 4.76% on March 22, 2001, as equity investors sought the safe haven of government bonds, but trended upward by period-end as equity markets finally showed signs of rebounding.

1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.

Although the economy slowed during the reporting period, the U.S. still was not in recession territory, which is defined as two consecutive quarters of negative gross domestic product (GDP) growth. GDP rose an estimated, annualized 1.3% in the first quarter of 2001, after increasing 1.0% annualized in the fourth quarter of 2000. Much of the slowdown was attributed to an inventory build-up in late 2000, which many companies were still trying to reduce during the reporting period. In our opinion, inventory levels may be more moderate by mid-2001, allowing for growth to resume in the second half of the year.

Another aspect of the slowdown was the weakening consumer sector, which accounts for two-thirds of the economy. Declines in household wealth, a result of the stock market sell-off, negatively impacted consumer confidence. The Consumer Confidence Index, which began the period at 135.8, not far from its all-time highs, dropped to 109.2 in April.(2) In addition, corporate layoffs were rampant and the unemployment rate climbed to 4.5% in the same month.(3) Less competitive labor markets contributed to a more benign inflation outlook and allowed the Fed to aggressively lower short-term interest rates. The Consumer Price Index, a commonly used measure of the inflation rate, rose 3.3% in April 2001, compared with the 3.1% rise in April 2000.(4) The inflation picture is not entirely rosy, however, as energy prices remained high and placed an additional strain on consumers' wallets.

PORTFOLIO NOTES
Within this environment, Franklin Adjustable U.S. Government Securities Fund - Class A performed well, delivering a six-month cumulative total return of +4.23% as shown in the

PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

FNMA                69.1%
FHLMC               14.6%
GNMA                 9.9%
Other                6.4%



2. Source: The Conference Board's Survey of Consumer Confidence, 4/30/01.

3. Source: Bureau of Labor Statistics, 5/4/01.

4. Source: Bureau of Labor Statistics, 5/16/01.

DIVIDEND DISTRIBUTIONS
Franklin Adjustable
U.S. Government Securities Fund
11/1/00 - 4/30/01

                   DIVIDEND
MONTH              PER SHARE
-----------------------------
November           4.85 cents

December           4.95 cents

January            4.75 cents

February           4.75 cents

March              4.75 cents

April              4.75 cents
-----------------------------
TOTAL             28.80 CENTS



Performance Summary on page 8. The Fund's benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, returned 5.06% during the same time.(5)

We continued to employ a conservative strategy of investing primarily in seasoned adjustable rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We select securities using a value-oriented approach, emphasizing the bond's fundamental cost relative to comparable securities, as well as its historical prepayment performance.

During the reporting period, we did not make any major changes to the portfolio. On April 30, 2001, Federal National Mortgage Association (FNMA or Fannie Mae) securities continued to represent the Fund's largest weighting, at 69.1% of total net assets. Net outflows during the period prompted us to liquidate some of our faster-prepaying ARM securities. However, we were able to selectively add several seasoned, conventional ARMs to our core holdings.

The Fund's distribution rate tends to track movements in short-term interest rates. However, it does so with a lag due to the nature of the coupon resets on the Fund's securities. As a result, the Fund's distribution rate increased from 5.87% at the beginning of the period to 5.93% at the end, as shown in


5. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Short
U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's(R), S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

the Performance Summary. Further rises in the distribution rate will be constrained by short-term rate declines during the reporting period. Going forward, we will continue to maintain our conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest rate environments.


[Signature of T. Anthony Coffey]

T. Anthony Coffey


[Signature of Jack Lemein]

Jack Lemein


[Signature of Roger A. Bayston]
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of April's 4.75 cent per share dividend and the maximum offering price of $9.62 per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                       CHANGE        4/30/01     10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.10         $9.40       $9.30
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.2880

PERFORMANCE


CLASS A                                   6-MONTH    1-YEAR   5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +4.23%    +7.41%   +32.81%    +60.04%

Average Annual Total Return(2)             +1.93%    +5.03%    +5.37%     +4.58%

Avg. Ann. Total Return (3/31/01)(3)                  +5.08%    +5.28%     +4.60%


Distribution Rate(4)                            5.93%

30-Day Standardized Yield(5)                    6.15%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

               Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Total Return Fund (formerly Franklin Bond Fund) seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.
--------------------------------------------------------------------------------

On February 13, 2001, Franklin Bond Fund's Board of Trustees approved a proposal to change the Fund's name to Franklin Total Return Fund, effective March 1, 2001. The new name more accurately reflects the Fund's strategy of investing in high-quality, fixed income securities for yield and capital appreciation potential, to help provide solid total returns over the long term. The Fund's goals remain the same. The portfolio managers will continue to pursue current income and appreciation, consistent with preservation of capital through investment-grade, fixed income securities, including domestic and foreign corporate debt, and government, government agency and asset-backed securities.

Bond markets performed strongly during the six months ended April 30, 2001, as interest rates generally declined. This was, in large part, due to slowing economic growth and investors seeking safe-haven instruments. Bond yields and prices move in an inverse relationship, so that as yields fall, the dollar value of bonds rises. The Treasury bond yield curve also steepened as long-term interest rates declined much less than short-term


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 20.

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
4/30/01

INDUSTRY            4/30/01     10/31/00
----------------------------------------
Corporate
Bonds                32.5%        19.0%

Mortgage-
Backed
Securities           26.6%        30.6%

U.S. Treasury
Securities           17.4%         7.3%

Asset-Backed
Securities           10.8%        12.8%

International
Bonds                 1.7%         2.2%

U.S. Agency
Bonds                 0.8%         2.4%

Short-Term
Investments          10.2%        25.7%



interest rates. For example, the 2-year Treasury note yield declined from 5.91% at the beginning of the period to 4.28% on April 30, 2001, while the 10-year Treasury note yield only fell from 5.75% to 5.34%. Short-term interest rates fell as the Federal Reserve Board (the Fed) cut the federal funds target rate a total of 200 basis points (2.0%) during the period, the fastest monetary response by the Fed in 16 years. Long-term interest rates actually rose slightly toward the end of the period as investors sold bonds to buy stocks after the latest Fed rate cut on April 18 contributed to an equity market rebound.

Within this environment, Franklin Total Return Fund performed well, with its Class A shares delivering a six-month cumulative total return of +5.28% as shown in the Performance Summary beginning on page 14. The Fund's benchmark, the Lehman Brothers U.S. Universal Index, returned 6.08% during the same time.(1)

The real impact of lower interest rates was an alleviation of some of the corporate bond market's credit constraints. By period-end, swaps spreads -- the difference between yields on the Treasury curve and the LIBOR (London InterBank Offered Rate) curve -- narrowed from 2000's wide levels, indicating that credit conditions somewhat improved. This was most evident in the corporate bond sector, where investment-grade and high yield corporate bonds have performed strongly since the beginning of the year.



1. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar-denominated Eurobonds and emerging market debt. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the period, the Fund's management team concentrated on finding suitable investments in the corporate bond sector. The U.S. economic slowdown strongly impacted corporate markets, creating certain relative value opportunities as actual defaults and expectations for defaults increased. Consequently, our corporate bond holdings increased to 32.5% of total investments on April 30, 2001, up from 19.0% on October 31, 2000. The Fund was slightly overweighted in higher yielding, lower-rated corporate debt relative to its risk benchmark at the end of the period. An aggressive Fed and an easier monetary environment should help the corporate bond sector going forward.

Mortgage rates generally followed changes in interest rates. According to the Federal Home Loan Mortgage Corporation (FHLMC), the conforming 30-year, weekly fixed mortgage rate declined from 7.68% on October 31, 2000, to 7.12% on April 30, 2001, peaking at 7.79% in the week ended November 10, 2000. A by-product of the lower mortgage-rate environment was a proliferation of mortgage refinancings, which led to an increased supply of mortgage-backed securities. This supply increase, along with the increasing risk of mortgage prepayments, led to some relative value opportunities in the mortgage sector. In February, we purchased premium coupon mortgage securities that offered some prepayment protection in the form of lower loan balances. We also sought to take advantage of what we considered mispricing in the marketplace by swapping some lower-coupon Federal National Mortgage Association (FNMA) discount securities for Government National Mortgage Association (GNMA) II securities with the same coupon rate. In March, we pared back our total holdings in the mortgage-backed securities sector toward

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/00 - 4/30/01

                                                   DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                         CLASS A               ADVISOR
--------------------------------------------------------------------------------
November                                     6.1000 cents          6.3200 cents

December                                     6.1000 cents          6.3000 cents

January                                      5.7654 cents          5.9065 cents

February                                     5.6220 cents          5.7734 cents

March                                        5.5640 cents          5.7088 cents

April                                        5.8058 cents          5.9693 cents
--------------------------------------------------------------------------------
TOTAL                                       34.9572 CENTS         35.9780 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


a weighting more commensurate with the risk benchmark. The net result of these transactions during the reporting period was a slight decrease in the Fund's exposure to mortgage-backed securities, from 30.6% at the beginning of the period to 26.6% at the end.

Due to what we believed were potential risks in particular emerging market countries, we decreased the Fund's exposure to international bonds during the six-month period from 2.2% to 1.7%. In February, Turkish debt markets were rocked by the government's devaluation of the Turkish lire to stave off a financial crisis. This impacted the Fund only minimally, as we held less than 1.0% of assets in dollar-denominated Turkish debt on April 30, 2001.

Certain portions of the U.S. Treasury market also offered us several favorable buying opportunities during the six months under review. As a result, our weighting in U.S. Treasuries increased from 7.3% on October 31, 2000, to 17.4% on April 30, 2001.

Looking ahead, we believe Franklin Total Return Fund is well-positioned, regardless of the short-term direction of interest rates. In seeking income-producing securities, we are committed to maintaining the Fund's sector diversification, as well as to employing a value-oriented investment approach that seeks to add to our holdings as relative value opportunities arise.


[Signature of Roger A. Bayston]
Roger A. Bayston
Portfolio Manager
Franklin Total Return Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TOTAL RETURN FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 5.87% for Class A and 6.39% for Advisor Class shares. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15         $9.66       $9.51
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                $0.349572

ADVISOR CLASS                                  CHANGE        4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15         $9.67       $9.52
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                $0.359780

PERFORMANCE

                                                                      INCEPTION
CLASS A                                      6-MONTH     1-YEAR       (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +5.28%     +12.03%      +17.03%

Average Annual Total Return(2)                +0.83%      +7.29%       +4.24%

Avg. Ann. Total Return (3/31/01)(3)                       +7.80%       +4.75%


Distribution Rate(4)                     6.77%

30-Day Standardized Yield(5)             6.33%



                                                                       INCEPTION
ADVISOR CLASS                                 6-MONTH      1-YEAR       (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.39%      +12.27%      +17.88%

Average Annual Total Return(2)                 +5.39%      +12.27%       +6.17%

Avg. Ann. Total Return (3/31/01)(3)                        +12.75%       +6.70%


Distribution Rate(4)                     7.26%

30-Day Standardized Yield(5)             6.87%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                      SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001   ----------------------------------------------------------
                                                          (UNAUDITED)      2000        1999       1998         1997          1996
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................  $   9.30      $   9.30    $  9.36    $   9.48     $   9.37     $   9.34
                                                           ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...............................       .29           .50        .45         .51          .55          .56
 Net realized and unrealized gains (losses) .............       .10          (.01)      (.06)       (.12)         .10          .03
                                                           ------------------------------------------------------------------------
Total from investment operations ........................       .39           .49        .39         .39          .65          .59
                                                           ------------------------------------------------------------------------
Less distributions from net investment income ...........      (.29)         (.49)      (.45)       (.51)        (.54)        (.56)
                                                           ------------------------------------------------------------------------
Net asset value, end of period ..........................  $   9.40      $   9.30    $  9.30    $   9.36     $   9.48     $   9.37
                                                           ========================================================================

Total return(a) .........................................      4.23%         5.44%      4.24%       4.26%        7.18%        6.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................  $220,074      $232,413   $282,685    $298,298     $334,990     $397,078
Ratios to average net assets:
 Expenses(d) ............................................       .96%(c)      1.00%       .96%        .76%         .75%         .69%
 Expenses excluding waiver and payments by affiliate(d)..       .96%(c)      1.00%       .96%        .93%         .93%         .86%
 Net investment income ..................................      6.14%(c)      5.38%      4.80%       5.38%        5.81%        5.87%
Portfolio turnover rate(e) ..............................      2.52%        12.68%     23.23%      38.92%       20.84%       24.63%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended October 31, 1999.

(c) Annualized.

(d) Includes the Fund's share of the Portfolio's allocated expenses.

(e) Represents the Portfolio's rate of turnover.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)



FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                                 SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS 99.9%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1) ........................              23,397,397            $219,935,536
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $235,481,635) 99.9% ........................................                                     219,935,536
OTHER ASSETS, LESS LIABILITIES .1% .................................................                                         138,709
                                                                                                                        ------------
NET ASSETS 100.0% ..................................................................                                    $220,074,245
                                                                                                                        ============


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN TOTAL RETURN FUND
                                                                                            CLASS A
                                                              ---------------------------------------------------------------------
                                                              SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 2001      -----------------------------------------------
                                                                 (UNAUDITED)             2000              1999           1998(d)
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $  9.51             $  9.61           $10.37          $10.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..................................           .336                .670             .630            .120
 Net realized and unrealized gains (losses) ................           .163                .020            (.710)           .300
                                                              ---------------------------------------------------------------------
Total from investment operations ...........................           .499                .690            (.080)           .420
                                                              ---------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................          (.350)              (.790)           (.630)          (.050)
 Net realized gains ........................................             --                  --            (.050)             --
                                                              ---------------------------------------------------------------------
Total distributions ........................................          (.350)              (.790)           (.680)          (.050)
                                                              ---------------------------------------------------------------------
Net asset value, end of period .............................        $  9.66             $  9.51           $ 9.61          $10.37
                                                              =====================================================================

Total return(a) ............................................           5.28%               7.61%            (.73%)          4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $48,189             $20,611           $7,870          $4,232
Ratios to average net assets:
 Expenses ..................................................            .50%(c)             .50%             .50%            .50%(c)
 Expenses excluding waiver and payments by affiliate .......           1.05%(c)            1.17%            1.18%           1.29%(c)
 Net investment income .....................................           6.90%(c)            7.14%            6.32%           5.21%(c)
Portfolio turnover rate(e) .................................          65.27%              39.64%           96.38%          23.19%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding.

(c) Annualized.

(d) For the period August 3, 1998 (effective date) to October 31, 1998.

(e) The portfolio turnover rate excludes mortgage dollar roll transactions.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN TOTAL RETURN FUND (CONT.)

                                                                                           ADVISOR CLASS
                                                              ---------------------------------------------------------------------
                                                              SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                               APRIL 30, 2001         ---------------------------------------------
                                                                (UNAUDITED)            2000             1999            1998(d)
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................        $  9.52             $  9.62          $ 10.38          $ 10.00
                                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ................................           .348                .710             .660             .120
 Net realized and unrealized gains (losses) ..............           .162                .010            (.710)            .310
                                                              ----------------------------------------------------------------------
Total from investment operations .........................           .510                .720            (.050)            .430
                                                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................          (.360)              (.820)           (.660)           (.050)
 Net realized gains ......................................             --                  --            (.050)              --
                                                              ---------------------------------------------------------------------
Total distributions ......................................          (.360)              (.820)           (.710)           (.050)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ...........................        $  9.67             $  9.52          $  9.62          $ 10.38
                                                              =====================================================================

Total return(a) ..........................................           5.39%               7.87%            (.46%)           4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $14,457             $13,173          $12,099          $31,588
Ratios to average net assets:
 Expenses ................................................            .25%(c)             .25%             .25%             .25%(c)
 Expenses excluding waiver and payments by affiliate .....            .80%(c)             .92%             .93%            1.04%(c)
 Net investment income ...................................           7.16%(c)            7.53%            6.57%            5.46%(c)
Portfolio turnover rate(e) ...............................          65.27%              39.64%           96.38%           23.19%


(a) Total return is not annualized for periods less than one year.

(b) Based on average shares outstanding.

(c) Annualized.

(d) For the period August 3, 1998 (effective date) to October 31, 1998.

(e) The portfolio turnover rate excludes mortgage dollar roll transactions.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)



                                                                                                PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 85.9%
   CORPORATE BONDS 30.6%
   COMMERCIAL SERVICES 1.6%
   Enron Corp., 7.375%, 5/15/19 ..........................................................    $  1,000,000         $    995,080
                                                                                                                   ------------

   COMMUNICATIONS 3.0%
   Crown Castle International Corp., senior note, 10.75%, 8/01/11 ........................         200,000              214,500
   Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 ...........................         300,000              286,500
(b)McLeodUSA Inc., 8.125%, 2/15/09 .......................................................         300,000              232,500
   Nextel Communications Inc., senior note, 9.375%, 11/15/09 .............................         300,000              249,000
   Sprint Capital Corp., 7.125%, 1/30/06 .................................................         500,000              502,922
(b)Sprint Capital Corp., 6.875%, 11/15/28 ................................................         500,000              419,627
                                                                                                                   ------------
                                                                                                                      1,905,049
                                                                                                                   ------------

(b)CONSUMER DURABLES 1.6%
   Mattel Inc., 6.00%, 7/15/03 ...........................................................       1,000,000              971,549
                                                                                                                   ------------

   CONSUMER NON-DURABLES 3.2%
   Conagra Foods Inc., 7.50%, 9/15/05 ....................................................         500,000              520,311
   Kellogg Co., 4.875%, 10/15/05 .........................................................         500,000              476,108
(b)Pepsi Bottling Group Inc., 7.00%, 3/01/29 .............................................         500,000              497,262
   Philip Morris Cos. Inc., 7.50%, 4/01/04 ...............................................         500,000              521,430
                                                                                                                   ------------
                                                                                                                      2,015,111
                                                                                                                   ------------

   CONSUMER SERVICES 3.9%
   Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .........................         200,000              212,000
   Block Financial Corp., 6.75%, 11/01/04 ................................................       1,000,000            1,004,719
   News America Inc., 7.25%, 5/18/18 .....................................................       1,000,000              899,547
   Park Place Entertainment, 8.875%, 9/15/08 .............................................         100,000              103,250
   Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ...............................         200,000              208,750
                                                                                                                   ------------
                                                                                                                      2,428,266
                                                                                                                   ------------

   DISTRIBUTION SERVICES .3%
   Grand Metropolitan Investment, 7.125%, 9/15/04 ........................................         200,000              208,961
                                                                                                                   ------------
(b)ELECTRONIC TECHNOLOGY 2.4%
   Lockheed Martin Corp., 8.50%, 12/01/29 ................................................         500,000              558,511
   Motorola Inc., senior unsecured note, 7.625%, 11/15/10 ................................       1,000,000              940,360
                                                                                                                   ------------
                                                                                                                      1,498,871
                                                                                                                   ------------

   ENERGY MINERALS .3%
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .........................         200,000              211,000
                                                                                                                   ------------
   FINANCE 7.1%
(b)Capital One Bank, senior note, 6.62%, 8/04/03 .........................................       1,000,000            1,002,665
   Charles Schwab, senior note, 8.05%, 3/01/10 ...........................................         750,000              806,087
   CNA Financial, 6.45%, 1/15/08 .........................................................         500,000              463,911
   CNA Financial Corp., 6.75%, 11/15/06 ..................................................         375,000              361,456
(b)First Chicago NBD Corp., sub. note, 7.625%, 1/15/03 ...................................         291,000              301,856
   JP Morgan Chase & Co., sub. note, 6.75%, 2/01/11 ......................................       1,000,000            1,007,296
   Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ..................................         150,000              153,712
(b)Societe Generale-New York, sub. note, 7.40%, 6/01/06 ..................................         300,000              314,961
                                                                                                                   ------------
                                                                                                                      4,411,944
                                                                                                                   ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   CORPORATE BONDS (CONT.)

   HEALTH TECHNOLOGY .3%
   Fresenius Medical Care Capital Trust, 9.00%, 12/01/06 .................................    $    200,000         $    202,500
                                                                                                                   ------------

   INDUSTRIAL SERVICES 1.8%
   Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 ..............         100,000               99,750
   Waste Management Inc., 7.375%, 8/01/10 ................................................       1,000,000            1,004,177
                                                                                                                   ------------
                                                                                                                      1,103,927
                                                                                                                   ------------

   RETAIL TRADE .8%
   Kroger Co., senior note, 7.65%, 4/15/07 ...............................................         500,000              524,625
                                                                                                                   ------------

   TRANSPORTATION .3%
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ..................................         200,000              201,000
                                                                                                                   ------------

   UTILITIES 4.0%
   Calpine Corp., senior note, 8.625%, 8/15/10 ...........................................         200,000              200,965
   Duquesne Light Co., 6.625%, 6/15/04 ...................................................         300,000              298,127
   Utilicorp United Inc., 7.95%, 2/01/11 .................................................       1,000,000            1,015,922
   Utilicorp United Inc., senior note, 8.27%, 11/15/21 ...................................       1,000,000              969,190
                                                                                                                   ------------
                                                                                                                      2,484,204
                                                                                                                   ------------
   TOTAL CORPORATE BONDS (COST $19,336,133)...............................................                           19,162,087
                                                                                                                   ------------

   ASSET BACKED SECURITIES 7.7%
   Aames Mortgage Trust, 6.59%, 6/15/24 ..................................................         259,013              260,462
   Advanta Mortgage Loan Trust, 7.05%, 5/25/21 ...........................................           4,299                4,290
   Banc One Home Equity Trust, 6.06%, 1/25/12 ............................................          29,958               30,062
(b)BSCMS, 1998-C1 CL A1, 6.34%, 10/16/07 .................................................         331,287              335,635
   Centex Home Equity Loan Trust, 5.91%, 4/25/19 .........................................          53,911               53,885
(b)Champion Home Equity Loan Trust, 7.72%, 5/25/29 .......................................         850,000              875,135
   Conseco Finance Securitizations Corp, 6.72%, 10/15/30 .................................          60,131               61,062
   Countrywide Asset-Backed Certificates,6.78%,11/25/27 ..................................         500,000              503,855
   First Plus Home Loan Trust, 6.27%, 5/10/13 ............................................           6,220                6,217
   Green Tree Financial Corp., 5.75%, 10/15/18 ...........................................           6,258                6,264
   Green Tree Financial Corp., 7.00%, 10/15/27 ...........................................          12,465               12,488
(b)Green Tree Financial Corp., 7.68%, 7/01/30 ............................................       1,000,000              944,941
   Green Tree Financial Corp., 6.80%, 12/01/30 ...........................................         400,000              367,331
(b)Green Tree Financial Corp.,8.37%, 2/01/31 .............................................         500,000              481,114
   Green Tree Home Improvement Loan Trust, 7.16%, 3/15/28 ................................          65,940               67,427
   Money Store Home Equity Trust, 6.04%, 8/15/17 .........................................          34,679               34,689
   Residential Asset Securities Corp.,6.90% 8/25/27 ......................................          14,151               14,289
   Residential Asset Securities Corp, 7.39%, 4/25/28 .....................................          74,290               74,849
(b)Saxon Asset Security Trust, 7.00%, 3/25/27 ............................................         530,614              544,367
(b)Saxon Asset Security Trust,6.93%, 1/25/30 .............................................         150,000              144,648
                                                                                                                   ------------
   TOTAL ASSET BACKED SECURITIES (COST $4,774,272)........................................                            4,823,010
                                                                                                                   ------------

   COMMERCIAL MORTGAGE BACKED SECURITIES 4.5%
   JP Morgan Commercial Mortgage Finance, 7.59%, 10/15/32 ................................         950,490            1,005,198
(b)Merrill Lynch Mortgage Investors Inc., 8.55%, 1/15/12 .................................         303,106              302,789

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   COMMERCIAL MORTGAGE BACKED SECURITIES (CONT.)
   Morgan Stanley Capital I, 7.12%, 1/15/08 ..............................................    $  1,000,000         $  1,009,043
   Vandelbilt Mortgage Finance, 8.29%, 12/07/30 ..........................................         500,000              497,736
                                                                                                                   ------------
   TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $2,729,635) .........................                            2,814,766
                                                                                                                   ------------

   MORTGAGE BACKED SECURITIES 40.2%
   15-YEAR MORTGAGE BACKED SECURITIES 1.2%
   FNMA, 5.50%, 1/01/14 ..................................................................         420,190              410,065
   GNMA, SF, 7.00%, 2/15/09 ..............................................................         311,369              322,201
                                                                                                                   ------------
                                                                                                                        732,266
                                                                                                                   ------------

   30-YEAR MORTGAGE BACKED SECURITIES 33.0%
   FHLM, 6.982%, 9/01/27 .................................................................       1,540,666            1,581,821
   FHLMC, 7.50%, 5/01/29 .................................................................       1,348,199            1,377,270
   FNMA, 6.50%, 5/01/31 ..................................................................       2,681,000            2,652,514
   FNMA, 6.441%, 1/01/17 .................................................................       1,486,433            1,531,342
   FNMA, 7.91%, 12/01/22 .................................................................       1,241,850            1,271,166
   FNMA, 7.00%, 4/01/31 ..................................................................       2,434,000            2,454,605
   FNMA, 7.923%, 5/01/25 .................................................................         848,806              875,152
   GNMA, 7.50%, 5/15/23 ..................................................................         886,817              913,238
   GNMA, 7.50%, 1/15/28 ..................................................................         344,842              353,336
   GNMA, 7.50%, 1/15/28 ..................................................................         280,367              287,273
   GNMA, 7.50%, 2/15/28 ..................................................................         465,842              477,316
   GNMA, 7.00%, 3/15/28 ..................................................................         392,555              397,116
   GNMA, 7.50%, 3/15/28 ..................................................................         549,820              563,363
   GNMA, 7.50%, 3/15/28 ..................................................................       1,111,392            1,138,767
   GNMA, 7.00%, 5/15/29 ..................................................................          24,263               24,544
   GNMA, 6.00%, 5/01/30 ..................................................................       1,500,000            1,450,781
   GNMA, 7.00%, 12/15/30 .................................................................         658,022              665,545
   GNMA, 6.50%, 4/15/31 ..................................................................         425,920              420,862
   GNMA, SF, 7.00%, 10/15/27 .............................................................         416,605              421,597
   GNMA, SF, 7.00%, 4/15/28 ..............................................................         418,645              423,509
   GNMA, SF, 8.00%, 2/15/30 ..............................................................         679,550              703,089
(b)GNMA II, 6.00%, 3/20/28 ...............................................................         407,424              394,582
   GNMA II, 6.50%, 3/20/28 ...............................................................         319,252              315,997
                                                                                                                   ------------
                                                                                                                     20,694,785
                                                                                                                   ------------

   ADJUSTABLE RATES MORTGAGE SECURITIES 6.0%
   FNMA, ARM, 8.00%, 6/01/15 .............................................................         273,415              276,429
   FNMA, ARM, 7.496%, 9/01/19 ............................................................         210,902              217,724
   FNMA, ARM, 7.912%, 12/01/24 ...........................................................         353,941              365,849
   FNMA, ARM, 8.722%, 6/01/30 ............................................................         669,953              694,021
   GNMA, ARM, 6.375%, 1/20/23 ............................................................         522,496              528,856
   GNMA, ARM, 7.625%, 10/20/26 ...........................................................          38,023               38,815
   GNMA, ARM, 7.625%, 10/20/26 ...........................................................          23,426               23,914
(b)Prudential Home Mortgage Securities, 8.783%, 7/25/18 ..................................       1,027,645            1,021,345
   Structured Asset Securities Corp., 7.317%, 11/15/26 ...................................         556,286              566,039
                                                                                                                   ------------
                                                                                                                      3,732,992
                                                                                                                   ------------
   TOTAL MORTGAGE BACKED SECURITIES (COST $25,044,940)....................................                           25,160,043
                                                                                                                   ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   OTHER GOVERNMENT AND AGENCY SECURITIES (COST $466,674) .8%
   FNMA, 6.50%, 4/29/09 ..................................................................    $    500,000         $    501,190
                                                                                                                   ------------

   FOREIGN GOVERNMENT SECURITIES 1.7%
   Federation of Russia, Reg S, 10.00%, 6/26/07 ..........................................          70,000               56,000
   Republic of Brazil, 11.00%, 8/17/40 ...................................................         575,000              439,688
   Republic of Bulgaria, A, FRN, 6.313%, 7/28/24 .........................................          60,000               44,250
   Republic of Turkey, 12.375%, 6/15/09 ..................................................          50,000               45,000
   United Mexican States, 9.875%, 2/01/10 ................................................         450,000              485,100
                                                                                                                   ------------
   TOTAL FOREIGN GOVERNMENT SECURITIES (COST $1,102,544)                                                              1,070,038
                                                                                                                   ------------

   ZERO COUPON BONDS .4%
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92%
     thereafter, 4/01/11 .................................................................         200,000              143,500
   NTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ................         250,000              135,000
                                                                                                                   ------------
   TOTAL ZERO COUPON BONDS (COST $316,180) ...............................................                              278,500
                                                                                                                   ------------
   TOTAL LONG TERM INVESTMENTS (COST $53,770,378) ........................................                           53,809,634
                                                                                                                   ------------

   SHORT TERM INVESTMENTS 25.9%
   COMMERCIAL MORTGAGE BACKED SECURITIES .2%
   Criimi Mae CMBS Corp., 5.697%,10/20/01 ................................................         109,492              109,823
                                                                                                                   ------------

   CONSUMER SERVICES .2%
   CBS Corp., 8.875%, 6/01/01 ............................................................          95,000               95,290
                                                                                                                   ------------

   FINANCE 1.9%
   Associates Corp. NA, 6.70%, 5/29/01 ...................................................          10,000               10,023
   Bankers Trust Corp., 9.00%, 8/01/01 ...................................................          35,000               35,369
   Conseco Inc., 6.40%, 6/15/01 ..........................................................       1,000,000            1,001,250
   FleetBoston Financial Corp. sub note, 9.90%, 6/15/01 ..................................          55,000               55,344
   Ford Motor Credit Co., 6.84%, 7/10/01 .................................................          25,000               25,124
   Ford Motor Credit Co., 6.03%, 8/13/01 .................................................          20,000               20,104
   Merrill Lynch & Co. Inc., 6.02%, 5/11/01 ..............................................          19,000               19,018
   Salomon Inc., Smith Barney Hld., senior note, 9.25%, 5/01/01 ..........................          35,000               35,000
                                                                                                                   ------------
                                                                                                                      1,201,232
                                                                                                                   ------------

(b)HEALTH TECHNOLOGY .6%
   Bausch & Lomb Inc., Note 6.15%, 8/01/01 ...............................................         400,000              400,517
                                                                                                                   ------------

   INDUSTRIAL SERVICES 1.3%
   Waste Management Inc., 7.125%, 6/15/01 ................................................         285,000              285,737
   Waste Management Inc., 6.125%, 7/15/01 ................................................         500,000              501,517
                                                                                                                   ------------
                                                                                                                        787,254
                                                                                                                   ------------

(a)MONEY FUND 18.7%
   Franklin Institutional Fiduciary Trust Money Market Portfolio .........................      11,718,908           11,718,908
                                                                                                                   ------------

(b)RETAIL TRADE .7%
   Sears, Roebuck & Co., 2, 7.13%, 6/26/01 ...............................................         445,000              446,978
                                                                                                                   ------------

   TRANSPORTATION 1.1%
   Comdisco Inc., 6.375%, 11/30/01 .......................................................       1,000,000              685,000
                                                                                                                   ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
   FRANKLIN TOTAL RETURN FUND                                                                    AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   UTILITIES .1%
   Virginia Electric & Power Co., 6.30%, 6/21/01 .........................................    $     90,000         $     90,181
                                                                                                                   ------------

   U.S. GOVERNMENT AND AGENCY SECURITIES 1.1%
(b)Tennessee Valley Authority, 5.28%, 9/14/01 ............................................         600,000              601,442
   U.S. Treasury Bill, 5/31/01 ...........................................................         100,000               99,689
                                                                                                                   ------------
                                                                                                                        701,131
                                                                                                                   ------------
   TOTAL SHORT TERM INVESTMENTS ($16,508,102) ............................................                           16,236,314
                                                                                                                   ------------
   TOTAL INVESTMENTS (COST $70,278,480) 111.8% ...........................................                           70,045,948
   OTHER ASSETS, LESS LIABILITIES (11.8%) ................................................                           (7,399,505)
                                                                                                                   ------------
   NET ASSETS 100.0% .....................................................................                         $ 62,646,443
                                                                                                                   ============


(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

(b)  On deposit with broker for initial margin on futures contracts (Note 1(b)).


24                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

                                               FRANKLIN
                                              ADJUSTABLE             FRANKLIN
                                            U.S. GOVERNMENT        TOTAL RETURN
                                            SECURITIES FUND           FUND
                                            ------------------------------------
Assets:
  Investments in securities:
    Cost ...............................     $ 235,481,635        $  70,278,480
                                            ====================================
    Value ..............................       219,935,536           70,045,948
 Receivables:
    Investment securities sold .........         1,143,130                4,492
    Capital shares sold ................           610,241              732,312
    Dividends and interest .............                --              753,449
    Variation margin (Note 1) ..........                --                7,453
    Other ..............................                --                4,215
                                            ------------------------------------
      Total assets .....................       221,688,907           71,547,869
                                            ====================================
Liabilities:
  Payables:
    Investment securities purchased ....                --            8,845,361
    Capital shares redeemed ............         1,143,956               26,686
    Affiliates .........................           105,626               20,874
    Shareholders .......................           327,939                7,600
  Other liabilities ....................            37,141                  905
                                            ------------------------------------
      Total liabilities ................         1,614,662            8,901,426
                                            ------------------------------------
        Net assets, at value ...........     $ 220,074,245        $  62,646,443
                                            ====================================
Net assets consist of:
  Undistributed net investment income ..     $     945,217        $     (29,982)
  Net unrealized depreciation ..........       (15,546,099)            (427,297)
  Accumulated net realized loss ........       (90,532,076)          (1,387,695)
  Capital shares .......................       325,207,203           64,491,417
                                            ------------------------------------
        Net assets, at value ...........     $ 220,074,245        $  62,646,443
                                            ====================================

                       See notes to financial statements.                     25

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)

                                                                                                     FRANKLIN
                                                                                                    ADJUSTABLE          FRANKLIN
                                                                                                  U.S. GOVERNMENT     TOTAL RETURN
                                                                                                  SECURITIES FUND          FUND
                                                                                                  --------------------------------
CLASS A:
  Net assets, at value ........................................................................   $ 220,074,245        $48,189,119
                                                                                                  ================================
  Shares outstanding ..........................................................................      23,407,508          4,987,414
                                                                                                  ================================
  Net asset value per share* ..................................................................   $        9.40        $      9.66
                                                                                                  ================================
  Maximum offering price per share (net asset value per share / 97.75%, 95.75%, respectively) .   $        9.62        $     10.09
                                                                                                  ================================
ADVISOR CLASS:
  Net assets, at value ........................................................................              --        $14,457,324
                                                                                                  ================================
  Shares outstanding ..........................................................................              --          1,495,716
                                                                                                  ================================
  Net asset value and maximum offering price per share ........................................              --        $      9.67
                                                                                                  ================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


26                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                                                 FRANKLIN
                                                                                                ADJUSTABLE         FRANKLIN
                                                                                              U.S. GOVERNMENT    TOTAL RETURN
                                                                                              SECURITIES FUND         FUND
                                                                                              -------------------------------
Investment income:
 Dividends ...............................................................................      $ 7,530,399       $    24,860
 Interest ................................................................................               --         1,738,464
                                                                                              -------------------------------
      Total investment income ............................................................        7,530,399         1,763,324
                                                                                              -------------------------------
Expenses:
 Management fees (Note 3) ................................................................               --           100,066
 Administrative fees (Note 3) ............................................................          111,879            47,090
 Distribution fees- Class A (Note 3) .....................................................          278,680            41,955
 Transfer agent fees (Note 3) ............................................................          150,619             9,672
 Custodian fees ..........................................................................               --               681
 Reports to shareholders .................................................................           19,339             2,320
 Registration and filing fees ............................................................           22,432            13,268
 Professional fees .......................................................................            6,125            11,164
 Trustees' fees and expenses .............................................................            8,365             1,120
 Other ...................................................................................            4,971             5,249
                                                                                              -------------------------------
      Total expenses .....................................................................          602,410           232,585
      Expenses waived/paid by affiliate (Note 3) .........................................               --          (131,730)
                                                                                              -------------------------------
       Net expenses ......................................................................          602,410           100,855
                                                                                              -------------------------------
        Net investment income ............................................................        6,927,989         1,662,469
                                                                                              -------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................       (1,179,846)          432,106
  Financial futures contracts ............................................................               --           118,501
                                                                                              -------------------------------
      Net realized gain (loss) ...........................................................       (1,179,846)          550,607
 Net unrealized appreciation (depreciation) on investments and financial futures contracts        3,601,791          (172,390)
                                                                                              -------------------------------
Net realized and unrealized gain .........................................................        2,421,945           378,217
                                                                                              -------------------------------
Net increase in net assets resulting from operations .....................................      $ 9,349,934       $ 2,040,686
                                                                                              ===============================


                       See notes to financial statements.                     27

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN ADJUSTABLE                     FRANKLIN
                                                                U.S. GOVERNMENT SECURITIES FUND           TOTAL RETURN FUND
                                                               ---------------------------------------------------------------------
                                                                 SIX MONTHS                         SIX MONTHS
                                                                   ENDED            YEAR               ENDED             YEAR
                                                               APRIL 30, 2001       ENDED          APRIL 30, 2001        ENDED
                                                                 (UNAUDITED)   OCTOBER 31, 2000      (UNAUDITED)    OCTOBER 31, 2000
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $   6,927,989     $  13,618,253     $   1,662,469     $   1,901,438
  Net realized gain (loss) from investments and
    financial futures contracts ...........................       (1,179,846)       (2,737,933)          550,607          (185,783)
  Net unrealized appreciation (depreciation) on
    investments and financial futures contracts ...........        3,601,791         2,365,317          (172,390)          345,619
                                                               ---------------------------------------------------------------------
      Net increase in net assets resulting from
        operations ........................................        9,349,934        13,245,637         2,040,686         2,061,274
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................       (6,916,213)      (13,416,415)       (1,200,552)       (1,059,660)
   Advisor Class ..........................................               --                --          (507,102)       (1,111,986)
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders ......................       (6,916,213)      (13,416,415)       (1,707,654)       (2,171,646)
 Capital share transactions: (Note 2)
   Class A ................................................      (14,772,059)      (50,101,470)       27,447,354        12,718,009
   Advisor Class ..........................................               --                --         1,082,226         1,207,765
                                                               ---------------------------------------------------------------------
 Total capital share transactions .........................      (14,772,059)      (50,101,470)       28,529,580        13,925,774
      Net increase (decrease) in net assets ...............      (12,338,338)      (50,272,248)       28,862,612        13,815,402
Net assets:
 Beginning of period ......................................      232,412,583       282,684,831        33,783,831        19,968,429
                                                               ---------------------------------------------------------------------
 End of period ............................................    $ 220,074,245     $ 232,412,583     $  62,646,443     $  33,783,831
                                                               =====================================================================
Undistributed net investment income included in net assets:
  End of period ...........................................    $     945,217     $     933,441     $     (29,982)    $      15,203
                                                               =====================================================================

28                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All Funds included in this report (the Funds) are diversified. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the Fund. The financial statements of the Portfolio, including the Statements of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Effective March 1, 2001, the name of the Franklin Bond Fund changed to the Franklin Total Return Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a.   SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Adjustable U.S. Government Securities Fund holds portfolio shares that are valued at their proportionate interest in the net asset values of the Portfolio. At April 30, 2001, the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio.

b.   FUTURES CONTRACTS

The Franklin Total Return Fund may enter into financial futures contracts and options on futures contracts to hedge the risk of changes in interest rates. A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c.   INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Total Return Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f.   AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. As permitted, the Guide has been implemented early by the Franklin Total Return Fund for the fiscal year ended October 31, 2001. The revised Guide requires the fund to record all paydown gains and losses to investment income and to amortize premium and discount on all fixed-income securities. Prior to November 1, 2000, paydown gains and losses were included in realized gains and losses. The Fund recorded $(12,169) as an adjustment to interest income for paydown gains and losses, and decreased the recorded cost of its investments by $23,622 for premium and discount amortization. Adoption of these principles does not impact the net assets or the distributions of the Fund.


2.   SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FUND                                                                 CLASS
--------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund                  A
Franklin Total Return Fund                                           A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2001 there were an unlimited number of shares authorized ($0.01 par value). Transactions in the funds' shares were as follows:

                                                              FRANKLIN ADJUSTABLE
                                                        U.S. GOVERNMENT SECURITIES FUND          FRANKLIN TOTAL RETURN FUND
                                                        ----------------------------------------------------------------------
                                                          SHARES             AMOUNT               SHARES            AMOUNT
                                                        ----------------------------------------------------------------------
CLASS A SHARES:
Six Months Ended April 30, 2001
 Shares sold .......................................       797,261       $   7,464,427           3,657,248       $  35,639,262
 Shares issued in reinvestment of distributions ....       454,446           4,242,615              61,264             596,469
 Shares redeemed ...................................    (2,829,262)        (26,479,101)           (898,942)         (8,788,377)
                                                        ----------------------------------------------------------------------
      Net increase (decrease) ......................    (1,577,555)      $ (14,772,059)          2,819,570       $  27,447,354
                                                        ======================================================================
Year Ended October 31, 2000
 Shares sold .......................................    15,193,146       $ 141,054,087           1,746,021       $  16,477,834
 Shares issued in reinvestment of distributions ....       888,957           8,235,523              61,770             581,748
 Shares redeemed ...................................   (21,485,637)       (199,391,080)           (458,644)         (4,341,573)
                                                        ----------------------------------------------------------------------
      Net increase (decrease) ......................    (5,403,534)      $ (50,101,470)          1,349,147       $  12,718,009
                                                        ======================================================================
ADVISOR CLASS:

Six Months Ended April 30, 2001
 Shares sold .......................................                                                94,779       $     917,835
 Shares issued in reinvestment of distributions ....                                                42,845             416,989
 Shares redeemed ...................................                                               (26,150)           (252,598)
                                                                                                 -----------------------------
      Net increase .................................                                               111,474       $   1,082,226
                                                                                                 =============================

Year Ended October 31, 2000
 Shares sold .......................................                                               189,824       $   1,804,702
 Shares issued in reinvestment of distributions ....                                                96,283             907,693
 Shares redeemed ...................................                                              (159,264)         (1,504,630)
                                                                                                 -----------------------------
      Net increase .................................                                               126,843       $   1,207,765
                                                                                                 =============================

3.   TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                  AFFILIATION
-----------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                       Investment Manager
Franklin Templeton Services, LLC (FT Services)                          Administrative Manager
Franklin/Templeton Investor Services, LLC (Investor Services)           Transfer Agent
Franklin/Templeton Distributors Inc. (Distributors)                     Principal Underwriter
Templeton Investment Counsel, LLC (TIC)                                 Investment Manager
The U.S. Government Adjustable Rate Mortgage Portfolio                  The fund in which the Franklin Adjustable
                                                                          U.S. Government Securities Fund invests.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

3.   TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Total Return Fund pays an investment management fee to Advisers of
 .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million. Management fees were reduced for the Franklin Total Return Fund on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, TIC provides subadvisory services to the Franklin Total Return Fund and receives from Advisers fees based on the month-end assets of the fund.

The Franklin Total Return Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Franklin Total Return Fund as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class A for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                          FRANKLIN      FRANKLIN
                                                         ADJUSTABLE       TOTAL
                                                      U.S. GOVERNMENT    RETURN
                                                      SECURITIES FUND     FUND
                                                      --------------------------
Net Commissions paid .............................      $  17,770      $   9,019
Contingent deferred sales charges ................      $   1,253      $     421

The Funds paid transfer agent fees of $160,291 of which $136,126 was paid to Investor Services.

At April 30, 2001, Advisers or investment companies managed by Advisers owned 22.9% of the net assets of the Franklin Total Return Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

4.   INCOME TAXES

At October 31, 2000, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      FRANKLIN        FRANKLIN
                                                     ADJUSTABLE         TOTAL
                                                  U.S. GOVERNMENT      RETURN
                                                  SECURITIES FUND       FUND
                                                  ------------------------------
Capital loss carryovers expiring in:
2001 ........................................       $ 7,701,615      $        --
2002 ........................................        42,220,363               --
2003 ........................................        18,463,010               --
2004 ........................................         8,807,294               --
2005 ........................................         4,580,551               --
2006 ........................................         2,585,375               --
2007 ........................................         1,456,300        1,794,250
2008 ........................................         3,438,157          142,145
                                                  ------------------------------
                                                    $89,252,665      $ 1,936,395
                                                  ==============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions, paydown losses and bond discounts and premiums.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, financial futures transactions and paydown losses and bond discounts and premiums.

At April 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                                 FRANKLIN            FRANKLIN
                                                ADJUSTABLE             TOTAL
                                             U.S. GOVERNMENT          RETURN
                                             SECURITIES FUND           FUND
                                             -----------------------------------
Investment at cost ......................     $ 235,481,635       $  70,254,858
                                             -----------------------------------
Unrealized appreciation .................     $          --       $     603,814
Unrealized depreciation .................       (15,546,099)           (812,724)
                                             -----------------------------------
Net unrealized
 depreciation ...........................     $ (15,546,099)      $    (208,910)
                                             ===================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

5.   INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                                      FRANKLIN         FRANKLIN
                                                     ADJUSTABLE         TOTAL
                                                  U.S. GOVERNMENT       RETURN
                                                  SECURITIES FUND        FUND
                                                  ------------------------------
Purchases ...................................       $37,058,986      $48,627,908
Sales .......................................       $52,503,789      $29,060,402


6.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

As of April 30, 2001, the Franklin Total Return Fund has outstanding financial futures contracts as set out below.

                     NUMBER OF        DELIVERY          CONTRACT      UNREALIZED
CONTRACTS TO BUY     CONTRACTS         DATES           FACE VALUE        LOSS
--------------------------------------------------------------------------------
US Treasury Bond ..     41       6/01/01 - 6/30/01     4,100,000      $(162,703)
US Treasury Note ..     39       6/01/01 - 7/03/01     3,900,000      $ (32,001)

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 2001                    YEAR ENDED OCTOBER 31,
                                                                           ---------------------------------------------------------
                                                            (UNAUDITED)      2000        1999        1998        1997        1996
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................      $   9.30       $   9.31    $   9.37    $   9.48    $   9.37    $   9.33
                                                         ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ............................          .299           .555        .496        .553        .593        .589
 Net realized and unrealized gains (losses) ..........          .117          (.010)      (.060)      (.110)       .110        .040
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................          .416           .545        .436        .443        .703        .629
Less distributions from net investment income ........         (.313)         (.555)      (.496)      (.553)      (.593)      (.589)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period .......................      $   9.40       $   9.30    $   9.31    $   9.37    $   9.48    $   9.37
                                                         ===========================================================================
Total Return(a) ......................................          4.50%          6.03%       4.77%       4.80%       7.74%       6.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................      $219,993       $232,949    $281,974    $302,434    $342,541    $406,431
Ratios to average net assets:
 Expenses ............................................           .42%(c)        .43%        .43%        .26%        .25%        .25%
 Expenses excluding waiver and payments by affiliate .           .42%(c)        .43%        .43%        .43%        .43%        .42%
 Net investment income ...............................          6.40%(c)       5.96%       5.32%       5.88%       6.31%       6.31%
Portfolio turnover rate ..............................          2.52%         12.68%      23.23%      38.92%      20.84%      24.63%

(a)  Total return is not annualized for periods less than one year.

(b)  Based on average shares outstanding effective year ended October 31, 1999.

(c)  Annualized.


                       See notes to financial statements.                     35

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

                                                                                                       PRINCIPAL
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 94.4%
   U.S. GOVERNMENT AGENCY SECURITIES 93.6%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 14.6%
   Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.500%, 11/01/16 .............................  $   2,163,151    $   2,198,729
   Cap 11.40%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ..............................      3,082,606        3,164,951
   Cap 12.012%, Margin 2.297% + 5CMT, Resets Annually, 7.853%, 5/01/26 ............................      2,836,284        2,930,079
   Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ..............................      1,068,904        1,084,149
   Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.019%, 4/01/18 ..............................      3,225,754        3,309,984
   Cap 12.993%, Margin 1.743% + 6 Month TB, Resets Semi-Annually, 6.348%, 10/01/29 ................        619,412          621,874
   Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ..............................      2,437,224        2,482,744
   Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 ............................      1,447,329        1,473,759
   Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046%, 5/01/25 .............................      2,185,356        2,243,394
   Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 ............................        722,088          738,656
   Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 .............................        862,797          881,493
   Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 .............................      2,336,598        2,395,858
   Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.148%, 4/01/19 ...............................      3,915,709        3,993,739
   Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ..............................      2,066,723        2,114,805
   Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 ............................        743,786          758,491
   Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 ......................        718,003          750,436
   Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.120%, 2/01/19 ..............................        780,266          813,214
                                                                                                                      -------------
                                                                                                                         31,956,355
                                                                                                                      -------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 69.1%
   Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.719%, 3/01/22 ...............................        310,754          320,014
   Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 8.341%, 2/01/25 .............................      1,299,542        1,331,527
   Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 8.019%, 6/01/32 ..........................      5,289,606        5,389,778
   Cap 11.94%, Margin 2.352% + CMT, Resets Annually, 6.963%, 9/01/29 ..............................      5,325,920        5,470,778
   Cap 11.966%, Margin 1.25% + COFI, Resets Monthly, 6.759%, 4/01/22 ..............................      3,998,649        4,052,806
   Cap 12.233%, Margin 1.70% + COFI, Resets Monthly, 7.228%, 1/01/19 ..............................      4,414,227        4,486,738
   Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.497%, 8/01/29 .............................      8,370,649        8,590,892
   Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 7.923%, 5/01/25 ...............................      5,186,676        5,055,446
   Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 8.215%, 11/01/18 ................         69,850          908,692
   Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.92%, 11/01/17 ..............................      8,332,689        8,531,489
   Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 8.059%, 3/01/19 ...............................      1,356,111        1,384,871
   Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 7.00%, 10/01/28 ................................        427,298          435,356
   Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 7.580%, 1/01/19 ...................      3,854,319        3,931,339
   Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.906%, 1/01/19 ..............................      2,158,870        2,190,035
   Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 9/01/18 ..............................      8,194,474        8,298,814
   Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 6.768%, 6/01/20 ..............................      5,030,134        5,107,567
   Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.250%, 1/01/19 ..............................        306,645          312,245
   Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 8.096%, 11/01/20 .............................      1,482,290        1,519,048
   Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.854%, 5/01/19 ..............................      2,050,530        2,082,349
   Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 8.377%, 6/01/17 ..................      1,133,668        1,192,246
   Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 8.042%, 12/01/17 ..............................        521,114          532,212
   Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.266%, 10/01/17 .......................      1,381,641        1,438,516
   Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.912%, 7/01/17 ..................      4,971,063        5,129,549
   Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 2/01/19 ..............................      2,900,204        2,936,528
   Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 8.015%, 4/01/18 .................        340,952          349,824
   Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 8.064%, 12/01/19 ............................      1,486,543        1,524,582

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)(CONT.)

                                                                                                       PRINCIPAL
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
   Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 8.160%, 6/01/19 ...............................  $   1,767,751    $   1,813,740
   Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.985%, 2/01/20 ...............................      6,824,617        6,921,558
   Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.864%, 12/01/20 ..................      1,714,690        1,765,073
   Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 8.182%, 4/01/19 .............................      2,668,425        2,749,397
   Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 8.234%, 6/01/19 .............................      1,861,731        1,906,215
   Cap 13.128%, Margin 2.02% + COFI, Resets Annually, 7.401%, 6/01/19 .............................      2,517,442        2,564,399
   Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 8.049%, 11/01/26 ................        898,897          933,890
   Cap 13.248%, Margin 2.142% + 3CMT, Resets Every 3 Years, 7.515%, 1/01/26 .......................      4,142,049        4,252,257
   Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 8.049%, 6/01/19 ..............................      1,391,998        1,422,582
   Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 8.129%, 10/01/19 .............................      2,977,086        3,047,084
   Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.330%, 4/01/03 ...............................      2,201,604        2,256,520
   Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 8.094%, 9/01/22 .............................      4,931,240        5,063,755
   Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.867%, 8/01/26 ...............................        601,891          609,898
   Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 8.270%, 3/01/21 .............................      1,639,947        1,681,309
   Cap 13.791%, Margin 2.143% + CMT, Resets Monthly, 8.295%, 12/01/20 .............................      3,212,487        3,290,775
   Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.734%, 3/01/19 ..............................        932,939          961,266
   Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.937%, 7/01/24 ...................      3,104,652        3,245,484
   Cap 13.847%, Margin 2.134% + 3CMT, Resets Every 3 Years, 8.203%, 3/01/22 .......................        397,428          414,475
   Cap 13.86%, Margin 1.842% + CMT, Resets Monthly 8.107%, 8/01/16 ................................        113,724          115,836
   Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 7.566%, 3/01/18 .............................        755,029          772,584
   Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 8.29%, 2/01/19 ...............................      1,417,203        1,463,884
   Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 8.375%, 12/01/18 .............................      1,224,703        1,262,778
   Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 8.159%, 1/01/19 .............................      2,282,237        2,345,457
   Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.872%, 5/01/21 ........................      3,720,146        3,875,120
   Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 8.196%, 3/01/20 ..............................      1,340,305        1,368,758
   Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 7.782%, 12/01/24 ......................      3,408,478        3,514,841
   Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.774%, 8/01/22 ........................      1,011,268        1,039,470
   Cap 14.725%, Margin 2.42% + CMT, Resets Annually, 8.537%, 6/01/19 ..............................      2,576,483        2,673,303
   Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 7.256%, 12/01/17 ......................      1,186,074        1,208,375
   Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.905%, 1/01/16 ..............................      3,495,204        3,521,774
   Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.879%, 5/01/19 .............................      1,454,737        1,509,620
                                                                                                                      -------------
                                                                                                                        152,074,718
                                                                                                                      -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.9%
   Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 7.75%, 7/20/23 ................................      4,406,715        4,495,630
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.75%, 9/20/22 ................................      3,170,471        3,234,601
   Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.625%, 10/20/24 ..............................      3,702,051        3,781,161
   Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.75%, 7/20/25 ................................      1,187,612        1,239,445
   Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.375%, 1/20/23 ...............................      8,979,768        9,089,086
                                                                                                                      -------------
                                                                                                                         21,839,923
                                                                                                                      -------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $206,330,905) ................................                     205,870,996
                                                                                                                      -------------
   MISCELLANEOUS MORTGAGE BACKED SECURITIES .8%
   Countrywide Mortgage Backed Securities, Inc., Series 1994-I, A8, 6.25%, 7/25/09 ................        184,984          184,639
   Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%, Resets Monthly, 7.861%, 1/25/18 ..        363,695          363,467
   RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 7.137%, 1/25/25 ..............        434,571          433,278

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)(CONT.)

                                                                                                       PRINCIPAL
   U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   MISCELLANEOUS MORTGAGE BACKED SECURITIES (CONT.)
   Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR, Resets
   Annually, 8.391%, 10/25/16 .....................................................................  $     363,199    $     363,199
   Sears Mortgage Securities, Cap 13.66%, Margin 2.42% +COFI, Resets Monthly, 6.650%, 7/25/21 .....        128,687          129,568
   Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25%+CMT, Resets Annually, 8.425%,
     12/25/18 .....................................................................................        333,869          337,418
                                                                                                                      -------------
   TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $1,385,898) ...............................                       1,811,569
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $207,716,803) ................................................                     207,682,565
                                                                                                                      -------------
(a)REPURCHASE AGREEMENT (COST $16,707,278) 7.6%
   Joint Repurchase Agreements, 4.540%, 5/01/01, (Maturity Value $16,709,384) .....................     16,707,278       16,707,278
    ABN Amro Holding
    Barclays Capital Inc.
    Bear, Stearns & Co. Inc.
    Chase Securities
    Deutsche Bank Govt. Securities
    Dresdner Kleinwort Benson, North America LLC
    Lehman Brothers Inc.
    Morgan Stanley Dean Witter & Co.
    Nesbitt Burns Securities Inc.
    Paribas Corporation
    Societe Generale
    UBS Warburg
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $224,424,081) 102.0% ...................................................                     224,389,843
   OTHER ASSETS, LESS LIABILITIES (2.0)% ..........................................................                      (4,396,732)
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $ 219,993,111
                                                                                                                      =============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NACR - National Average Contract Rate
NCI  - National Median Cost of Funds Index
RTC  - Resolution Trust Corp.
TB   - Treasury Bill Rate


(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 2001, all repurchase agreements had been entered into on that date. 36


38                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)


Assets:
  Investments in securities:
    Cost ....................................................................................     $ 224,424,081
                                                                                                  =============
    Value ...................................................................................       224,389,843
  Receivables:
    Investment securities sold ..............................................................           425,120
    Interest ................................................................................         1,494,663
                                                                                                  -------------
      Total assets ..........................................................................       226,309,626
                                                                                                  -------------
Liabilities:
  Payables:
    Investment securities purchased .........................................................         5,072,021
    Capital shares redeemed .................................................................         1,143,130
    Affiliates ..............................................................................            73,101
  Other liabilities .........................................................................            28,263
                                                                                                  -------------
      Total liabilities .....................................................................         6,316,515
                                                                                                  -------------
        Net assets, at value ................................................................     $ 219,993,111
                                                                                                  =============
Net assets consist of:
  Undistributed net investment income .......................................................     $    (326,182)
  Net unrealized depreciation ...............................................................           (34,238)
  Accumulated net realized loss .............................................................       (92,818,967)
  Capital shares ............................................................................       313,172,498
                                                                                                  -------------
  Net assets, at value ......................................................................     $ 219,993,111
                                                                                                  =============
  Shares outstanding ........................................................................        23,397,397
                                                                                                  =============
  Net asset value and maximum offering price per share (net asset value / shares outstanding)     $        9.40
                                                                                                  =============

                       See notes to financial statements.                     39

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)


Investment income:
  Interest ....................................................    $  7,679,065
                                                                   ------------
Expenses:
  Management fees (Note 3) ....................................         447,298
  Custodian fees ..............................................           1,167
  Reports to shareholders .....................................             404
  Professional fees ...........................................          12,414
  Trustees' fees and expenses .................................           7,001
  Other .......................................................           6,568
                                                                   ------------
      Total expenses ..........................................         474,852
                                                                   ------------
        Net investment income .................................       7,204,213
                                                                   ------------
Realized and unrealized gains (losses):
  Net realized loss from investments ..........................         (87,540)
  Net unrealized appreciation on investments ..................       2,902,616
                                                                   ------------
Net realized and unrealized gain ..............................       2,815,076
                                                                   ------------
Net increase in net assets resulting from operations ..........    $ 10,019,289
                                                                   ============

40                     See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                  APRIL 30, 2001       YEAR ENDED
                                                                   (UNAUDITED)      OCTOBER 31, 2000
                                                                  ----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .....................................   $   7,204,213      $  15,071,786
    Net realized loss from investments ........................         (87,540)          (210,331)
    Net unrealized appreciation (depreciation) on investments .       2,902,616           (250,160)
                                                                  ----------------------------------
      Net increase in net assets resulting from operations ....      10,019,289         14,611,295
  Distributions to shareholders from net investment income ....      (7,530,395)       (15,071,786)
  Capital share transactions (Note 2) .........................     (15,444,803)       (48,564,430)
                                                                  ----------------------------------
      Net decrease in net assets ..............................     (12,955,909)       (49,024,921)
Net assets:
  Beginning of period .........................................     232,949,020        281,973,941
                                                                  ----------------------------------
  End of period ...............................................   $ 219,993,111      $ 232,949,020
                                                                  ==================================
Undistributed net investment income included in net assets:
  End of period ...............................................   $    (326,182)     $          --
                                                                  ==================================


                       See notes to financial statements.                     41

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

a.   SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.   INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (continued)

2.   SHARES OF BENEFICIAL INTEREST

At April 30, 2001, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                      SHARES          AMOUNT
                                                  ------------------------------
Six months ended April 30, 2001
 Shares sold                                        3,152,365     $  29,528,589
 Shares issued in reinvestment of distributions       802,914         7,530,397
 Shares redeemed                                   (5,607,172)      (52,503,789)
                                                  ------------------------------
      Net decrease                                 (1,651,893)    $ (15,444,803)
                                                  ==============================
Year ended October 31, 2000
 Shares sold                                        8,344,642     $  77,468,342
 Shares issued in reinvestment of distributions     1,623,370        15,071,636
 Shares redeemed                                  (15,197,502)     (141,104,408)
                                                  ------------------------------
      Net decrease                                 (5,229,490)    $ (48,564,430)
                                                  ==============================

3.   TRANSACTIONS WITH AFFILIATES


Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At April 30, 2001, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.


4.   INCOME TAXES

At October 31, 2000, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2001                                                               $17,182,002
  2002                                                                67,102,060
  2003                                                                 7,677,608
  2004                                                                   419,303
  2007                                                                   140,123
  2008                                                                   210,331
                                                                     -----------
                                                                     $92,731,427
                                                                     ===========

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (continued)

4.   INCOME TAXES (CONT.)

At April 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $224,424,081 was as follows:

Unrealized appreciation                                             $ 1,277,019
Unrealized depreciation                                              (1,311,257)
                                                                    -----------
Net unrealized depreciation                                         $   (34,238)
                                                                    ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses.


5.   INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 aggregated $13,317,212 and $5,320,334, respectively.


44